  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
The Travelers Companies, Inc.
______________________________________________________________
(Name of Registrant as Specified In Its Charter)
_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Remarkable things happen when people care.

NOTICE OF

2024 ANNUAL MEETING OF SHAREHOLDERS & PROXY STATEMENT

THE TRAVELERS COMPANIES, INC.

485 Lexington Avenue
New York, New York
10017
April 2, 2024

Dear Shareholders:
Please join us for The Travelers Companies, Inc. Annual Meeting of
Shareholders on Wednesday, May 15, 2024, at 9:00 a.m. (Eastern Daylight
Time) at the Hartford Marriott Downtown, 200 Columbus Boulevard, Hartford,
Connecticut 06103.
Attached to this letter are a Notice of Annual Meeting of Shareholders and
Proxy Statement, which describe the business to be conducted at the meeting.
At this year’s meeting, you will be asked to:
•Elect the 11 director nominees listed in the Proxy Statement;
•Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2024;
•Consider a non-binding vote to approve executive compensation;
•Consider four shareholder proposals, if presented at the Annual Meeting;
and
•Consider such other business as may properly come before the Annual
Meeting and any adjournments or postponements thereof.
The Board of Directors recommends that you vote FOR each of the nominees listed in the Proxy Statement, FOR the ratification of KPMG LLP, FOR the non-
binding vote to approve executive compensation and AGAINST each of the shareholder proposals described in the Proxy Statement.
Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone, or by completing a paper proxy card and returning it by mail. You may also vote in person at the Annual Meeting.
Thank you for your continued support of Travelers.
Sincerely,
Alan D. Schnitzer
Chairman and Chief Executive Officer

Notice of Annual Meeting of Shareholders

Items of Business

Logistics
DATE AND TIME
May 15, 2024
9:00 a.m. (Eastern Daylight Time)
LOCATION*
Hartford Marriott Downtown
200 Columbus Boulevard
Hartford, Connecticut 06103
WHO CAN VOTE — RECORD DATE
You may vote your shares if you were
a shareholder of record or held
shares through Travelers’ 401(k)
Savings Plan or through a broker or
nominee at the close of business on
March 18, 2024.  Shares held of
record or through a broker or
nominee may be voted in person at
the Annual Meeting to be held on
May 15, 2024 (the “Annual Meeting”).

Board Vote Recommendation

Elect the 11 director nominees listed in the Proxy Statement.	FOR each director nominee

Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2024.	FOR

Consider a non-binding vote to approve executive compensation.	FOR

Consider four shareholder proposals, if presented at the Annual Meeting.	AGAINST

Voting by Proxy
To ensure your shares are voted, you may vote your shares by proxy on the
Internet, by telephone or by completing a paper proxy card and returning it by mail.
Internet and telephone voting procedures are described in the General Information
About the Meeting section of the Proxy Statement and on the proxy card.
Shareholders will also consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
By Order of the Board of Directors,
Wendy C. Skjerven
Corporate Secretary

Advance Voting
Methods
INTERNET
www.proxyvote.com
You will need the 16-digit number
included on your Notice or on your
proxy card.
TELEPHONE
(800) 690-6903
You will need the 16-digit number
included on your Notice or on your
proxy card.
MAIL
Mark, sign, date and promptly mail
your proxy card in the postage-paid
envelope, if you have received paper
materials.

*As part of our precautions for circumstances that could arise, we are planning for the possibility  that the Annual Meeting may be held virtually over the Internet. If we take this step, we will announce the decision in advance, and details on how to participate will be available on our website at www.travelers.com under the
“Investors” heading.

Advance Voting Deadlines
If you are a shareholder of record or hold shares through a broker or bank and are voting by proxy, your vote must be received by 11:59 p.m. (Eastern Daylight Time)
on May 14, 2024, to be counted.
If you hold shares through Travelers’ 401(k) Savings Plan, your vote must be received by 11:59 p.m. (Eastern Daylight Time) on May 13, 2024, to be counted.
Those votes cannot be changed or revoked after that time, and those shares cannot be voted in person at the Annual Meeting.

This Notice of Annual Meeting and the accompanying Proxy Statement are being distributed or made available, as the case may be, on or about April 2, 2024.

Table of Contents

Proxy Statement Summary	1
Shareholder Engagement and Board Responsiveness	5

Corporate Governance
ITEM 1 – Election of Directors	7
Nominees for Election of Directors	7
Governance of Your Company	11
Non-Employee Director Compensation	26

Audit Committee Matters
ITEM 2 – Ratification of Independent Registered Public Accounting Firm	29
Audit and Non-Audit Fees	29
Report of the Audit Committee	30

Executive Compensation
ITEM 3 – Non-Binding Vote to Approve Executive Compensation	31
Compensation Discussion and Analysis	32
2023 Overview	32
		WHERE TO OBTAIN FURTHER INFORMATION
Pay-for-Performance Philosophy	40
Objectives of Our Executive Compensation Program	42

Compensation Elements and Decisions	44

We make available, free of charge
on our website, all of our filings that
are made electronically with the
Securities and Exchange
Commission (“SEC”), including
Forms 10-K, 10-Q and 8-K. To
access these filings, go to our
website at www.travelers.com and
click on “SEC Filings” under
“Financial Information” under the
“Investors” heading. Copies of our
Annual Report on Form 10-K for the
year ended December 31, 2023,
including financial statements and
schedules thereto, filed with the
SEC, are also available without
charge to shareholders upon written
request addressed to:
Corporate Secretary
The Travelers Companies, Inc.
485 Lexington Avenue
New York, NY 10017

Additional Compensation Information	58
Total Direct Compensation for 2021-2023 (Supplemental Table)	62
Compensation Committee Report	62
Summary Compensation Table	63
Grants of Plan-Based Awards in 2023	65
Narrative Supplement to Summary Compensation Table and Grants of Plan-Based Awards in 2023	66
Option Exercises and Stock Vested in 2023	66
Outstanding Equity Awards at December 31, 2023	67
Post-Employment Compensation	68
Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control	71

Shareholder Proposals
ITEM 4 – Shareholder Proposal – Report on Methane in the Energy Sector	75
ITEM 5 – Shareholder Proposal – GHG Emissions	80
ITEM 6 – Shareholder Proposal – Human Rights Risks in Underwriting	85
ITEM 7 – Shareholder Proposal – CEO Pay Ratio and Executive Compensation	90

Other Information
Share Ownership Information	94
CEO Pay Ratio	96	This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.
Pay Versus Performance	97
General Information About the Meeting	103
Shareholder Proposals for 2025 Annual Meeting	107
Other Business	107

Annex A: Reconciliation of GAAP Measures to Non-GAAP Measures and Selected Definitions	A-1
Proxy Statement Summary
This summary highlights certain information contained in this Proxy Statement, but does not contain all of the information you should consider when voting your shares. Please read the entire Proxy Statement carefully before voting.

ITEM 1	Election of Directors	Your Board recommends a vote FOR each director nominee.

See Page 7

Director Nominees

Russell G. Golden INDEPENDENT Chairman of Financial Accounting Standards Board (retired) Committees: Audit, Risk Director Since: 2023	Todd C. Schermerhorn INDEPENDENT Senior Vice President and Chief Financial Officer of C. R. Bard, Inc. (retired) Independent Lead Director Committees: Audit, Executive, Risk (Chair) Director Since: 2016

William J. Kane INDEPENDENT Audit Partner with Ernst & Young (retired) Committees: Audit (Chair), Executive, Risk Director Since: 2012	Alan D. Schnitzer Chairman and Chief Executive Officer of Travelers Committees: Executive (Chair) Director Since: 2015

Thomas B. Leonardi INDEPENDENT
Executive Vice President of American International
Group, Inc. and Vice Chairman of AIG Life Holdings, Inc.
(retired)
Committees: Compensation, Investment and Capital
Markets, Nominating and Governance
Director Since: 2021
Laurie J. Thomsen INDEPENDENT Co-Founder and Partner of Prism Venture Partners (retired) Committees: Audit, Risk Director Since: 2004

Clarence Otis Jr. INDEPENDENT
Chairman and Chief Executive Officer of Darden
Restaurants, Inc. (retired)
Committees: Compensation (Chair), Executive,
Investment and Capital Markets, Nominating and
Governance
Director Since: 2017
Bridget van Kralingen INDEPENDENT Senior Partner, Motive Partners Committees: Audit, Risk Director Since: 2022

Elizabeth E. Robinson INDEPENDENT
Global Treasurer of The Goldman Sachs Group, Inc.
(retired)
Committees: Compensation, Executive, Investment and
Capital Markets (Chair), Nominating and Governance
Director Since: 2020
David S. Williams INDEPENDENT Principal, Deloitte LLP Director Nominee

Rafael Santana INDEPENDENT President and CEO of Westinghouse Air Brake Technologies Corporation Committees: Compensation, Investment and Capital Markets, Nominating and Governance Director Since: 2022

SUMMARY

2024 Proxy Statement | The Travelers Companies, Inc.	1
The nominees represent a broad range of expertise, experience, viewpoints and backgrounds, as well as a mix of tenure of service on the Board.

Recent Board Refreshment

2021 1 new director added •Thomas Leonardi 1 director retired	2022 2 new directors added •Rafael Santana •Bridget van Kralingen	2023 1 new director added •Russell Golden

INDEPENDENCE 10 of 11

AGE ~62 years average

TENURE ~6 years average

DIVERSITY ~55% diverse
For a discussion of the specific considerations with respect to these nominees, see “Director Nominations—Specific
Considerations Regarding the 2024 Nominees” on page 18.

Corporate Governance Highlights

The Board of Directors (the “Board”) of The Travelers Companies, Inc. (the “Company”) is committed to high standards of corporate governance. Highlights include:

Board Composition and Accountability	•All committees other than the Executive Committee are comprised solely of independent directors •Engaged independent Lead Director •Regular executive sessions of independent directors	•Active risk oversight •Director education on matters relevant to the Company, its business plan and risk profile •Annual Board evaluations

Shareholder Rights	•Annually elected directors •Majority voting standard for director elections •Single voting class	•Proxy access •No poison pill

Board Compensation	•Robust director stock ownership guidelines •Non-management directors currently receive more than 50% of their annual board and committee compensation in the form of deferred stock units	•Biennial review to assess the appropriateness of the Director Compensation Program

SUMMARY

2	The Travelers Companies, Inc. | 2024 Proxy Statement

ITEM 2	Ratification of Independent Registered Public Accounting Firm	Your Board recommends a vote FOR this Item.

See Page 29

ITEM 3	Non-Binding Vote to Approve Executive Compensation	Your Board recommends a vote FOR this Item.

See Page 31

Executive Compensation Highlights

With our pay-for-performance philosophy and compensation objectives as our guiding principles, we deliver annual executive compensation through the following elements:

	Element		CEO Compensation Mix	Other NEOs

FIXED	Base Salary Page 45	•Base salaries are appropriately aligned with Compensation Comparison Group.	7%	13%

PERFORMANCE- BASED CASH	Annual Cash Bonus Page 46	•The Compensation Committee evaluates a broad range of financial and non-financial metrics in awarding performance-based incentives. •Core return on equity is a principal factor in the Committee’s evaluation of the Company’s performance. The Committee also considers other metrics, including core income and core income per diluted share, and the metrics that contribute to those results.	28%	40%

PERFORMANCE- BASED EQUITY	Long-Term Stock Incentives Page 52	•Annual awards of stock-based compensation are typically in the form of stock options and performance shares. Because our performance shares only vest if specified core return on equity thresholds are met, and because stock options provide value only if our stock price appreciates, the Compensation Committee believes that such compensation is all performance-based. •The mix of long-term incentives for the CEO and other named executive officers is 60% performance shares and 40% stock options, based on the grant date fair value of the awards.	65%	47%

SUMMARY

2024 Proxy Statement | The Travelers Companies, Inc.	3
The Compensation Committee has adopted the following practices, among others:

What We DO	What We DO NOT Do

 Provide for a cap on the maximum cash bonus
opportunity with regard to our Chief Executive Officer
 Maintain a robust share ownership requirement
 Maintain clawback policies giving us the ability to
recover incentive awards from our executive officers
 Prohibit hedging transactions as specified in our
securities trading policy
 Prohibit pledging shares without the consent of the
Company (no pledges have been made)
 Engage in extensive outreach and maintain a regular
dialogue with shareholders relating to the Company’s
governance, compensation and sustainability
practices
Engage an independent consultant that works directly
for the Compensation Committee and does not work
for management

  No excise tax “gross-up” payments in the event of a
change in control
  No tax “gross-up” payments on perquisites for named
executive officers
  No repricing of stock options and no buy-out of
underwater options
  No excessive or unusual perquisites
  No dividends or dividend equivalents paid on
unvested performance shares
  No above-market returns provided for in deferred
compensation plans
  No guaranteed equity awards or bonuses for named
executive officers

ITEMS 4-7	Shareholder Proposals	Your Board recommends a vote AGAINST these Items.

See Pages 75–93

SUMMARY

4	The Travelers Companies, Inc. | 2024 Proxy Statement
Shareholder Engagement and Board
Responsiveness
Since 2009, the Nominating and Governance Committee
has overseen a comprehensive shareholder engagement
program. Under this program, at the direction of the
Nominating and Governance Committee, management
reaches out to the Company’s largest shareholders
throughout the year to facilitate a dialogue with respect to the Company’s financial results, corporate strategy,
compensation practices and environmental, social and
governance (ESG) matters.
Management reports on the conversations with those
investors to the Nominating and Governance Committee
and, as appropriate, to the Compensation Committee (as
described in “Shareholder Engagement” in the
“Compensation Discussion and Analysis” section of this
Proxy Statement).
Travelers has long understood and valued the importance
of a comprehensive shareholder outreach program to
solicit investor feedback and perspectives on topics that
are important to the Company and its shareholders. Our
shareholder engagement program continues to influence
and inform the Company’s policies, practices and
disclosures. For example, in the past few years, based in
part on investor input, the Company has taken the
following actions:
SHAREHOLDER ENGAGEMENT AND BOARD RESPONSIVENESS

2024 Proxy Statement | The Travelers Companies, Inc.	5
Committed to
become carbon
neutral across the
Company’s owned
operations by
2030 and adopted
a new policy
related to the
underwriting of,
and investment in,
coal and tar sands
Began publishing
comprehensive
sustainability reports
on an annual basis,
including reports that
generally align with
SASB standards and
TCFD
recommendations
Significantly
enhanced
disclosure regarding
the Board’s
oversight of the
Company’s
enterprise risk
management
program, including
with respect to risks
related to changing
climate conditions
Significantly
enhanced
disclosure regarding
pay equity practices,
board tenure,
workforce gender
diversity, and
political
contributions and
lobbying activities
Amended the
Company’s
Nominating and
Governance
Committee charter to
reference diversity
and inclusion, political
contributions, lobbying
and charitable giving
Clarified the authority
of the Board’s
independent Lead
Director in the
Company’s
Governance
Guidelines
Further enhanced
disclosure
regarding political
contributions and
lobbying activities
Significantly
enhanced the
disclosures in
the Company’s
TCFD Report
with respect to
the Company’s
underwriting
and investment
portfolios
Fully
implemented
the lobbying
proposal
submitted at
the 2022
Annual Meeting
by providing
trade
association
disclosure
Significantly
enhanced
disclosure on
our
sustainability
site regarding
our robust
governance
and controls
relating to
underwriting
and pricing
Implemented a
cap on the
maximum cash
bonus
opportunity for
our CEO
Amended the
Company’s
executive stock
ownership
policy
Significantly enhanced the
Company’s TCFD Report,
including by disclosing the
results of climate scenario
analyses conducted by
independent, third-party firms
with respect to the Company’s
investment portfolio and certain
aspects of its underwriting
portfolio
Enhanced the Company’s
workforce diversity disclosure by
disclosing its consolidated
EEO-1 report
Pre-2020
2020
2021
2022
2023
In 2023, the Company again took an integrated approach to its shareholder engagement efforts, including with respect to its financial results, corporate strategy, compensation practices and ESG matters. Throughout the year, we also sought additional opportunities to connect directly with our investors to discuss current and emerging trends and to hear investor feedback.

With whom we engaged
In 2023, the Company sought to meet with shareholders representing approximately 52%
of its outstanding shares and engaged with shareholders representing more than 40% of its outstanding shares. As part of our extensive outreach program, we met with many of our largest shareholders multiple times. In 2023, we:
•sought to meet with each of our top 20 shareholders and met with eight of our top 10 shareholders and 13 of our top 20 shareholders; and
•met with five of our top 10 shareholders three or more times and four of our top 20 shareholders four or more times.

Our representatives	Members of the Company’s senior management participated in our extensive engagements. Participants included, as appropriate, Travelers’:
	•CEO and Chairman of the Board •Independent Lead Director •Chief Underwriting Officer •Co-Chief Investment Officer	•Corporate Secretary •Chief Sustainability Officer •Chief Ethics and Compliance Officer •Senior Vice President, Investor Relations
Topics discussed
Topics discussed included, among others:
•board composition and refreshment;
•our comprehensive climate strategy and
the board’s oversight of that strategy;
•our thoughtful risk/reward approach to
underwriting;
•our thoughtful investment philosophy
that focuses on stable and appropriate
risk-adjusted returns;

•the robust governance, processes and
controls we have in place with respect to
underwriting and pricing;
•our long-term approach to human capital
management, including our numerous
diversity and inclusion initiatives; and
•our unique corporate culture.

We also discussed our executive compensation program, including the mix of equity compensation and the use of stock options, the use of a discretionary bonus plan and the limitations of total shareholder return as a measure of performance. See “Compensation
Discussion and Analysis - Shareholder Engagement” for a more comprehensive discussion of the Company’s engagement efforts relating to its executive compensation program. In light of the numerous conversations the Company has had with its largest shareholders and the results of the Company’s advisory vote on executive compensation over the years, the
Company believes that a significant majority of its shareholders are supportive of the design and operation of the Company’s executive compensation program.

Response to feedback
Based in part on investor feedback from engagements in 2023 and prior, the Company:
•Implemented a maximum cash bonus opportunity for its CEO;
•Amended its executive stock ownership policy to: (i) increase the target stock ownership level for its CEO from 500% to 600% of base salary, and (ii) exclude certain unvested and unexercised awards from the stock ownership calculation for its named executive officers;
•Provided increased disclosure regarding the Company’s comprehensive underwriting governance and controls designed to ensure that its rating factors comply with all applicable laws and do not consider race or other legally protected characteristics;
•Significantly enhanced  the disclosures contained in its  TCFD Report; and
•Provided increased disclosure regarding trade associations and social welfare organizations to which the Company pays dues.

SHAREHOLDER ENGAGEMENT AND BOARD RESPONSIVENESS

6	The Travelers Companies, Inc. | 2024 Proxy Statement

ITEM 1	Election of Directors	Your Board recommends you vote FOR the election of all director nominees.

There are currently 14 members of the Board. On February 7, 2024, the Board, upon recommendation of its Nominating and Governance Committee, unanimously nominated the 10 directors listed below for re-election to the Board at the
Annual Meeting.  In addition, the Board unanimously nominated David S. Williams, who is not currently a director, for election to the Board at the Annual Meeting. Current directors, Alan L. Beller, Janet M. Dolan, Patricia L. Higgins and
Philip T. (Pete) Ruegger III, will retire from the Board effective as of the Annual Meeting pursuant to our director retirement policy and will not stand for re-election.  The Company is grateful to Mr. Beller, Ms. Dolan, Ms. Higgins and
Mr. Ruegger for their many years of service on the Board.
The directors elected at the Annual Meeting will hold office until the 2025 annual meeting of shareholders and until their successors are duly elected and qualified. Unless otherwise instructed, the persons (the “proxyholders”) named in the form of proxy card attached to this Proxy Statement, as filed with the SEC, intend to vote the proxies held by them for the election of the 11 nominees named below. The proxies cannot be voted for more than 11 candidates for director. The
Board knows of no reason why these nominees would be unable or unwilling to serve, but if that would be the case, proxies received will be voted for the election of such other persons, if any, as the Board may designate.
Nominees for Election of Directors

Russell G. Golden INDEPENDENT

BACKGROUND
Mr. Golden, age 53, served as Chairman of the Financial  Accounting Standards Board (“FASB”) from
2013 until his retirement in 2020. Mr. Golden joined the FASB in 2004 and served as Chair of its
Emerging Issues Task Force from 2007 to 2010.  Prior to joining the FASB, from 1992 to  2003, Mr.
Golden served in various roles at Deloitte & Touche LLP, including as a partner. Mr. Golden currently serves as the Chairman of the PricewaterhouseCoopers Assurance Quality Advisory Committee and is
a member of the faculty of the W.P. Carey School of Business at Arizona State University.
OTHER BOARD SERVICE
Mr. Golden does not currently serve on any other public company boards.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Golden’s experience as a leader of the U.S. accounting standards setting organization, experience as an audit partner of a registered public accounting firm and his significant experience and expertise in financial reporting, auditing, audit quality and sustainability disclosure.

Director Since: 2023 Committees: Audit, Risk

William J. Kane INDEPENDENT

BACKGROUND
Mr. Kane, age 73, served as an audit partner with Ernst & Young for 25 years until his retirement in
2010, during which time he specialized in providing accounting, auditing and consulting services to the insurance and financial services industries. Prior to that, he served in various auditing roles with Ernst &
Young.
OTHER BOARD SERVICE
Mr. Kane does not currently serve on any other public company boards.  Mr. Kane is a director of
Transamerica Corporation.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Kane’s experience as an audit partner of a registered public accounting firm and his significant experience and expertise in financial controls, financial reporting, management and the insurance industry.

Director Since: 2012 Committees: Audit (Chair), Executive, Risk
CORPORATE GOVERNANCE

2024 Proxy Statement | The Travelers Companies, Inc.	7

Thomas B. Leonardi INDEPENDENT

BACKGROUND
Mr. Leonardi, age 70, served as Executive Vice President of American International Group, Inc. and
Vice Chairman of AIG Life Holdings, Inc. (now known as Corebridge Financial) from November 2017 until his retirement in May 2020, where he was responsible for Government Affairs, Public Policy,
Communications and Sustainability. From January 2015 to October 2017, he was a Senior Advisor to
Evercore Inc., a global investment banking advisory firm. Previously, Mr. Leonardi was Commissioner of the Connecticut Insurance Department from February 2011 to December 2014. For 22 years prior to his appointment as Commissioner, he was Chairman and Chief Executive Officer of Northington Partners
Inc., a venture capital and investment banking firm. Before Northington, he was head of the investment banking and venture capital divisions of Conning & Company and President of Beneficial Corporation’s
insurance subsidiaries. He began his career as a litigation attorney in Connecticut.
OTHER BOARD SERVICE
Mr. Leonardi does not currently serve on any other public company boards.  Mr. Leonardi is a director of Athene Co-Invest Reinsurance Affiliate, Ltd. 1A, Athene Co-Invest Reinsurance Affiliate, Ltd. 2A and
is  a member of the Apollo/Athene International Regulatory Advisory Group.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Leonardi’s experience as an insurance commissioner and his significant experience and expertise in management, investments, finance, mergers and acquisitions and the insurance industry.

Director Since: 2021 Committees: Compensation, Investment and Capital Markets, Nominating and Governance

Clarence Otis Jr. INDEPENDENT

BACKGROUND
Mr. Otis, age 67, served as Chairman and Chief Executive Officer of Darden Restaurants, Inc., the
largest company-owned and operated full-service restaurant company in the world. He became
Darden’s Chief Executive Officer in 2004, assumed the additional role of Chairman in 2005 and served in both capacities until his retirement in 2014. Mr. Otis joined Darden Restaurants, Inc. in 1995 and served in various roles with Darden, including Vice President and Treasurer, and Senior Vice President
and Chief Financial Officer.
OTHER BOARD SERVICE
Mr. Otis is a director of Verizon Communications, Inc., VF Corporation and MFS Mutual Funds.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Otis’s experience as a public company CEO and his significant experience and expertise in operations, financial oversight and risk management.

Director Since: 2017 Committees: Compensation (Chair), Executive, Investment and Capital Markets, Nominating and Governance

Elizabeth E. Robinson INDEPENDENT

BACKGROUND
Ms. Robinson, age 55, served as Global Treasurer, Partner and Managing Director of The Goldman
Sachs Group, Inc., the global financial services company, from 2005 to 2015. Prior to that, she served in various roles within Corporate Treasury of The Goldman Sachs Group, Inc., including Americas
Treasurer and Managing Director, and in the Financial Institutions Group within the Investment Banking
Division of Goldman Sachs.
OTHER BOARD SERVICE
Ms. Robinson is a director of The Bank of New York Mellon Corporation and BNY Mellon Government
Securities Services Corp. Ms. Robinson is also a trustee and Chairman of the Board of Williams
College and a Trustee of Every Mother Counts, St. Luke’s University Health Network and Blair
Academy.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Ms. Robinson’s experience as treasurer of a large global financial institution, a position she held during the 2008 financial crisis, her significant experience in managing a financial services company through challenging financial conditions and her expertise in finance, risk management, capital management and strategic transactions.

Director Since: 2020 Committees: Compensation, Executive, Investment and Capital Markets (Chair), Nominating and Governance
CORPORATE GOVERNANCE

8	The Travelers Companies, Inc. | 2024 Proxy Statement

Rafael Santana INDEPENDENT

BACKGROUND
Mr. Santana, age 52, is President and Chief Executive Officer of Westinghouse Air Brake Technologies
Corporation (“Wabtec”), a leading global provider of equipment, systems, digital solutions, and value-
added services for the freight and transit rail sectors. Previously, from November 2017 to February
2019, Mr. Santana served as President and Chief Executive Officer of GE Transportation, a division of
General Electric Company. Mr. Santana joined GE in 2000 and held a variety of global leadership roles in the transportation, power, and oil and gas businesses, including President and Chief Executive
Officer of GE, Latin America, President and Chief Executive Officer of GE Oil and Gas Turbomachinery
Solutions, Chief Executive Officer of GE Gas Engines and Chief Executive Officer of GE Energy Latin
America.
OTHER BOARD SERVICE
Mr. Santana is a director of Wabtec.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Santana’s experience as a public company CEO and his significant experience and expertise in management, international operations and financial oversight.

Director Since: 2022 Committees: Compensation, Investment and Capital Markets, Nominating and Governance

Todd C. Schermerhorn INDEPENDENT

BACKGROUND
Mr. Schermerhorn, age 63, served as Senior Vice President and Chief Financial Officer of C. R. Bard,
Inc., a multinational developer, manufacturer and marketer of life-enhancing medical technologies, from
2003 until his retirement in 2012. Prior to that, he had been Vice President and Treasurer of C. R. Bard from 1998 to 2003. From 1985 to 1998, Mr. Schermerhorn held various other management positions with C. R. Bard.
OTHER BOARD SERVICE
Mr. Schermerhorn is a director of Metabolon, Inc. and LivaNova PLC.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr.
Schermerhorn’s experience as a public company Chief Financial Officer and his significant experience and expertise in management, accounting and business operations, including international operations.

Lead Director Director Since: 2016 Committees: Audit, Executive, Risk (Chair)

Alan D. Schnitzer

BACKGROUND
Mr. Schnitzer, age 58, is Chairman and Chief Executive Officer of Travelers. He was previously the
Company’s Vice Chairman and Chief Executive Officer, Business and International Insurance from July
2014 to December 2015. He joined Travelers as Vice Chairman and Chief Legal Officer in April 2007,
and between that time and July 2014 he held operating and functional positions of increasing responsibility. Prior to joining the Company, he was a partner at Simpson Thacher & Bartlett LLP.
OTHER BOARD SERVICE
Mr. Schnitzer does not currently serve on any other public company boards.  Mr. Schnitzer serves as a trustee of the University of Pennsylvania and Memorial Sloan Kettering Cancer Center, and as a
director of New York City Ballet and ReadyCT.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Schnitzer’s position as Chief Executive Officer of the Company and his significant experience in the management of the Company in various roles, including as Chief Executive Officer of Business and International
Insurance, the Company’s largest business segment, as well as his significant experience and expertise in management, finance and law.

Chairman of the Board Director Since: 2015 Committees: Executive (Chair)
CORPORATE GOVERNANCE

2024 Proxy Statement | The Travelers Companies, Inc.	9

Laurie J. Thomsen INDEPENDENT

BACKGROUND
Ms. Thomsen, age 66, served as an Executive Partner of New Profit, Inc., a venture philanthropy firm, from 2006 to 2010, and she served on its board from 2001 to 2006. Prior to that, from 1995 to 2004, she was a co-founder and General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies. From 1984 until 1995, she worked at the venture capital firm
Harbourvest Partners in Boston, where she was a General Partner from 1988 until 1995. Ms. Thomsen was in commercial lending at U.S. Trust Company of New York from 1979 until 1984.
OTHER BOARD SERVICE
Ms. Thomsen is a director of Dycom Industries and MFS Mutual Funds. She is also an emeritus Trustee of Williams College.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Ms. Thomsen’s experience as a general partner of a venture capital firm and her significant experience and expertise in investments, finance and the development of emerging businesses.

Director Since: 2004 Committees: Audit, Risk

Bridget van Kralingen INDEPENDENT
Director Since: 2022 Committees: Audit, Risk

BACKGROUND
Ms. van Kralingen, age 60, is a Senior Partner and member of the executive committee, leading portfolio performance and value creation, at Motive Partners. Prior to joining Motive Partners in 2022,
Ms. van Kralingen served as Senior Vice President of International Business Machines Corporation
(“IBM”), the multinational technology company. Ms. van Kralingen joined IBM in 2004 and held a number of positions of increasing responsibility, including Senior Vice President, Global Markets &
Sales, Senior Vice President, Global Industries, Clients, Platforms and Blockchain, Senior Vice
President, Global Business Services, General Manager IBM North America, General Manager, Global
Business Services in Europe, Middle East and Africa and Global Managing Partner, Financial Services
Sector, Global Business Services. Prior to that, Ms. van Kralingen served as Managing Partner, US
Financial Services with Deloitte Consulting.
OTHER BOARD SERVICE
Ms. van Kralingen is a director of Royal Bank of Canada, Discovery Limited and Teradyne, Inc. and a
board member of the New York Historical Society and IEX Group, Inc.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Ms. van
Kralingen’s experience as an executive of a global technology and services company and her significant experience and expertise in information technology services, international operations and global sales and business development.

David S. Williams INDEPENDENT
Director Nominee

BACKGROUND
Mr. Williams, age 61, is a Principal and Lead Relationship Partner with Deloitte LLP. Mr. Williams joined
Deloitte in 2002 and served as Managing Principal – Public Policy, Government Relations and
Corporate Citizenship from 2015 to 2017. Mr. Williams served as Chairman and Chief Executive Officer of Deloitte Financial Advisory Services LLP from 2008 to 2015 and as Chairman and Chief Executive
Officer of Deloitte Transactions and Business Analytics LLP from 2011 to 2015. He was a client service partner from 2002 to 2008 and served as a member of Deloitte’s U.S. Board of Directors from 2005 to
2008, including on its Governance, Compensation and Succession Committees. Prior to joining
Deloitte, Mr. Williams served in various roles with PricewaterhouseCoopers from 1985 to 2002.
OTHER BOARD SERVICE
Mr. Williams does not currently serve on any other public company boards.
NOMINATION CONSIDERATIONS
The Board and the Nominating and Governance Committee considered in particular Mr. Williams’
experience as Chief Executive Officer of a financial advisory services business and his significant experience and expertise in accounting, strategic planning and risk management.

CORPORATE GOVERNANCE

10	The Travelers Companies, Inc. | 2024 Proxy Statement
Governance of Your Company

Governance Highlights

Our commitment to good corporate governance is reflected in our Governance Guidelines, which describe the Board’s views on a wide range of governance topics. These Governance Guidelines are reviewed annually by the Nominating and Governance Committee, and any changes deemed appropriate by the Committee in light of emerging practices or otherwise are submitted to the full Board for consideration. Our Governance Guidelines can be found on the Corporate
Governance page of the “Investors” section on our website at www.travelers.com.

Board Composition and Accountability
Independence	All of our director nominees other than our Chief Executive Officer are independent.
Committee independence	All committees are comprised of independent directors other than the Executive Committee on which our Chief Executive Officer serves.
Independent Chair or independent Lead Director	The Board has an independent Chair or independent Lead Director whenever the Chair is a member of management or not otherwise independent.
Executive session	Independent members of the Board and each of the committees regularly meet in executive session with no member of management present.
Risk oversight	The Board and committees annually review their oversight of risk and the allocation of risk oversight among the committees.
Director education	The Nominating and Governance Committee oversees educational sessions for directors on matters relevant to the Company, its business plan and risk profile.
Board evaluation	The Board and each of its committees evaluate and discuss their respective performance and effectiveness every year.
Diversity of skills and experience
The composition of the Board encompasses a broad range of skills, expertise, experience and backgrounds, and our director nominees include three women and three racially/
ethnically diverse individuals.

Board tenure	The Board’s balanced approach to refreshment results in an appropriate mix of long-serving and new directors.

Shareholder Rights
Annually elected directors	The annual election of directors reinforces the Board’s accountability to shareholders.
Majority voting standard for director elections
Directors must be elected under a “majority voting” standard in uncontested elections — a director who receives fewer votes “For” his or her election than “Against” must promptly tender his or her resignation to the Board.

Single voting class	Our common stock is the only class of shares outstanding.
Proxy access
Each shareholder, or a group of up to 20 shareholders, owning 3% or more of our common stock continuously for at least three years may, in accordance with the terms specified in our bylaws, nominate and include in our proxy materials director nominees constituting the greater of two directors or 20% of the Board.

Special meetings	Special meetings may be called at any time by a shareholder or shareholders holding 10% of voting power of all shares entitled to vote or 25% where the meeting relates to a business combination.
Poison pill	The Company does not have a poison pill.

Board Compensation
Director stock ownership	Non-employee directors are required to accumulate and retain a level of ownership of our equity securities to align the interests of non-employee directors and shareholders.
Deferred stock units
Non-employee directors currently receive more than 50% of their annual board and committee compensation in the form of deferred stock units, and the shares underlying these units are not distributed to a director until at least six months after the director leaves the Board.

Compensation review	The Nominating and Governance Committee reviews the appropriateness of the Director Compensation Program at least once every two years.
CORPORATE GOVERNANCE

2024 Proxy Statement | The Travelers Companies, Inc.	11

Governance Structure of the Board – Chairman and Lead Director

Our bylaws provide that the Board, at its regular meeting each year following the annual shareholders meeting, shall elect a Chairman of the Board. The Board maintains the flexibility to determine whether the roles of Chairman and Chief
Executive Officer should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interest of the Company and that a one-size-
fits-all approach to corporate governance, with a mandated independent Chairman, would not result in better governance or oversight. Our Governance Guidelines provide for the position of Lead Director whenever the Chairman of the Board is a director who does not qualify as an independent director.
Our Current Board Leadership Structure

Alan D. Schnitzer CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Mr. Schnitzer serves as Chairman of the Board and Chief Executive Officer. The combined role of Chairman and Chief Executive Officer, in the case of the Company, means that the Chair of the Board has longstanding experience with property and casualty insurance and ongoing executive responsibility for the Company. In the Board’s view, this enables the Board to better understand the Company and work with management to enhance shareholder value. In addition, the Board believes that this structure enables it to better fulfill its risk oversight responsibilities and enhances the ability of the Chief Executive Officer to effectively communicate the Board’s view to management.

Todd C. Schermerhorn INDEPENDENT LEAD DIRECTOR

The independent directors elected Mr. Schermerhorn to serve as independent Lead Director of the Board. Among other things, under our Governance Guidelines, the independent Lead
Director has the authority to:
•convene, set the agendas for and chair the regular executive sessions of the independent directors;
•convene and chair other meetings of the independent directors as deemed necessary;
•approve the Board meeting schedules and meeting agenda items and review information to be sent to the Board;
•act as a liaison between the independent directors, committee chairs and senior management;
•receive and review correspondence sent to the Company’s office addressed to the Board or independent directors and, together with the CEO, to determine appropriate responses if any; and
•in concert with the chairs of the Board’s committees, recommend to the Board the retention of consultants and advisors who directly report to the Board, without consulting or obtaining the advance authorization of any officer of the Company.
In addition, in accordance with our Governance Guidelines, the Lead Director is responsible for coordinating the efforts of the independent and non-management directors “in the interest of ensuring that objective judgment is brought to bear on sensitive issues involving the management of the Company and, in particular, the performance of senior management”.

The Board believes that its current leadership structure is
appropriate for the Company at this time. The Board
believes that the responsibilities of the independent Lead
Director help to assure appropriate oversight of the
Company’s management by the Board and optimal
functioning of the Board. The effectiveness of the
independent Lead Director is enhanced by the Board’s
independent character. In addition, as described in more
detail in the biographies in “Nominees for Election of
Directors”, the independent Lead Director and the
independent directors have substantial experience with
public company management and governance, in
general, and the Company, in particular. This structure
facilitates the continued strong communication and
coordination between management and the Board and
enables the Board to fulfill its risk oversight
responsibilities. A complete description of the role of the
independent Lead Director is set forth in our Governance
Guidelines.
CORPORATE GOVERNANCE

12	The Travelers Companies, Inc. | 2024 Proxy Statement

Committees of the Board and Meetings

There are six standing committees of the Board: the Audit Committee; the Compensation Committee; the Executive
Committee; the Investment and Capital Markets Committee; the Nominating and Governance Committee; and the Risk
Committee.
The Board has adopted a written charter for each of these committees, copies of which are posted on our website at
www.travelers.com under “Investors: Corporate Governance: Governance Documents”. Each committee reviews its charter annually and, when appropriate, presents to the Nominating and Governance Committee and the Board any
recommended amendments for consideration and approval.
Executive sessions of the Board are chaired by the independent Lead Director. Each of the committees also meets regularly in executive session.

DIRECTOR INDEPENDENCE
•The Board has determined that each person
nominated for election at the Annual Meeting is
independent, other than Mr. Schnitzer, who currently
serves as our Chairman and Chief Executive Officer.
•Each committee of the Board, other than the Executive
Committee on which Mr. Schnitzer serves, is
composed solely of independent directors, consistent
with our Governance Guidelines, the applicable New
York Stock Exchange (“NYSE”) listing standards and
the applicable rules of the SEC.

BOARD MEETINGS AND ATTENDANCE
•The Board held five meetings in 2023.
•Each director attended 75% or more of the total
number of meetings of the Board and of the
committees on which each such director served
during 2023.
•Directors are encouraged and expected, but not
required, to attend each annual meeting of
shareholders.  All of the directors serving at the time
of last year’s annual meeting attended last year’s
annual meeting of shareholders.

Audit Committee

MEMBERS ALL INDEPENDENT	Alan L. Beller Russell G. Golden	Patricia L. Higgins William J. Kane (Chair)	Todd C. Schermerhorn Laurie J. Thomsen Bridget van Kralingen	Meetings in 2023: 10
FINANCIAL LITERACY AND FINANCIAL EXPERTISE
The Board has determined that all members of the Audit
Committee meet the financial literacy requirements of the
NYSE. The Board also has determined that Mr. Kane’s
extensive experience as an audit partner with Ernst &
Young for 25 years qualifies him as an audit committee
financial expert. In addition, the Board designated Mr.
Schermerhorn as an audit committee financial expert
after considering his experience as Senior Vice President
and Chief Financial Officer with C. R. Bard, Inc. from
2003 to 2012, his service as Vice President and
Treasurer of C. R. Bard, Inc. from 1998 to 2003 and his
service on the audit committees of other public
companies. The Board also designated Ms. Higgins as an
audit committee financial expert after considering her
experience as Chief Executive Officer of Switch and Data
Facilities, Inc., during which she supervised its principal
financial officer, and her experience serving as an audit
committee financial expert of other public companies. In
addition, the Board designated Mr. Golden as an audit
committee financial expert after considering his
experience as Chairman of the Financial Accounting
Standards Board and his extensive experience as an
audit partner with Deloitte & Touche.
PRIMARY RESPONSIBILITIES
The responsibilities of the Audit Committee include
the following:
•assist the Board in exercising its oversight of the
Company’s accounting and financial reporting process
and audits of the Company’s financial statements;
•appoint our independent registered public accounting
firm and review its qualifications, performance
and independence;
•review and pre-approve the audit and permitted non-
audit services and proposed fees of the independent
registered public accounting firm;
•review the adequacy of the work performed by our
internal audit group;
•review reports from management, the internal auditors
and the independent registered public accounting firm
with respect to the adequacy of the Company’s internal
controls; and
•oversee the Company’s compliance with legal and
regulatory requirements.
With respect to reporting and disclosure matters, the
duties and responsibilities of the Audit Committee include
reviewing our audited financial statements and
recommending to the Board that they be included in our
Annual Report on Form 10-K in accordance with
applicable rules and regulations of the SEC.
CORPORATE GOVERNANCE

2024 Proxy Statement | The Travelers Companies, Inc.	13
Compensation Committee

MEMBERS ALL INDEPENDENT	Janet M. Dolan Thomas B. Leonardi	Clarence Otis Jr. (Chair) Elizabeth E. Robinson	Philip T. Ruegger III Rafael Santana	Meetings in 2023: 5

In addition to satisfying all other applicable independence
requirements, all members of the Compensation
Committee qualify as “non-employee directors” for
purposes of Rule 16b-3 under the Securities Exchange
Act of 1934, as amended (the “Exchange Act”).
PRIMARY RESPONSIBILITIES
The responsibilities of the Compensation Committee
include the following:
•review and approve the performance goals and
objectives for our CEO and those members of our
Management Committee who are executive officers or
report directly to the CEO (together with the CEO, the
“Committee Approved Officers”);
•review the performance and approve the salaries and
incentive compensation of the Committee
Approved Officers;
•review and approve policies with respect to perquisites
of the CEO and other members of management;
•approve and monitor compliance with stock ownership
guidelines applicable to the CEO and other members
of management;
•review and approve our compensation philosophy and
objectives and recommend to the Board for approval
compensation and benefit programs determined by the
Compensation Committee to be appropriate;
•review the operation of our overall compensation
program to evaluate its objectives and its execution
and recommend to the Board steps to modify our
compensation programs to better conform them with
the established compensation objectives;
•review and approve any new equity compensation
plans and material amendments to existing plans
where shareholder approval has not been obtained
and oversee management’s administration of such
plans;
•review our regulatory compliance with respect to
compensation matters;
•review and approve any policies with respect to
recovery of incentive-based compensation applicable
to the CEO and other members of management;
•review and approve any severance or similar
termination payments proposed to be made to any
current or former executive officer;
•review and approve all stock option, restricted stock,
restricted stock unit, performance share and similar
stock-based grants;
•conduct an independence assessment prior to
selecting any compensation consultant, legal counsel
or other adviser that will provide advice to the
Compensation Committee; and
•evaluate, at least annually, whether any work provided
by the Compensation Committee’s compensation
consultant raised any conflict of interest.
With respect to reporting and disclosure matters, the
responsibilities of the Compensation Committee include
reviewing and discussing the “Compensation Discussion
and Analysis” with management and recommending to
the Board that it be included in our annual proxy
statement and Annual Report on Form 10-K in
accordance with applicable rules and regulations of the
SEC. The Compensation Committee may, in its
discretion, delegate any of its responsibilities to a
subcommittee of the Compensation Committee.
ESTABLISHMENT OF ANNUAL BONUS AND EQUITY
AWARDS
The Compensation Committee approves the individual
salary, annual bonus and equity awards for the
Committee Approved Officers. In addition, the
Compensation Committee approves the aggregate
annual bonuses and equity awards to employees who are
not Committee Approved Officers.
The Compensation Committee considered
recommendations from the CEO regarding compensation
for each of the executive officers named in the “Summary
Compensation Table” and other Committee
Approved Officers.
DELEGATION OF AUTHORITY FOR “OFF-CYCLE”
EQUITY GRANTS
The Compensation Committee has delegated limited
authority to the CEO to make equity grants outside of the
annual equity grant process, or “off-cycle grants”, to
employees and new hires who are not Committee
Approved Officers. The delegation is subject to maximum
grant date values of equity that can be granted to any one
person. These grants can only be made on the grant
dates established by our Governance Guidelines for “off-
cycle” equity awards. Any grants made “off-cycle” are
reported to the Compensation Committee at the next
regularly scheduled quarterly meeting following such
awards.
COMPENSATION CONSULTANT
The Compensation Committee has the authority under its
charter to retain outside consultants or advisors as it
deems necessary or advisable. In accordance with this
authority, the Compensation Committee has engaged
Frederic W. Cook & Co. (“FW Cook”) as its independent
outside compensation consultant to provide it with
objective and expert analyses, advice and information
with respect to executive compensation. All executive
compensation services provided by FW Cook are
conducted under the direction or authority of the
Compensation  Committee,  and    all  work  performed
CORPORATE GOVERNANCE

14	The Travelers Companies, Inc. | 2024 Proxy Statement
by FW Cook must be pre-approved by the Compensation
Committee or the Chair of the Compensation Committee.
Neither  FW Cook  nor  any  of  its  affiliates  maintains
any other direct or indirect business relationships with the
Company or any of its affiliates, other than advising the
Nominating and Governance Committee with respect to
non-employee director compensation. In November 2023,
the Compensation Committee evaluated whether any
work provided by FW Cook raised any conflict of interest
and determined that it did not.
As requested by the Compensation Committee, FW
Cook’s services to the Compensation Committee in 2023
included, among other things:
•advising with respect to the Compensation Committee
meeting materials;
•evaluating potential changes to incentive plans;
•advising with respect to individual compensation for the
Committee Approved Officers;
•reviewing and discussing possible aggregate levels of
corporate-wide bonus payments and equity awards;
•preparing comparative analyses of executive
compensation levels and design at peer group
companies;
•advising as to how actions taken by the Compensation
Committee compare to the pay and performance of our
peer group companies; and
•advising in connection with the preparation of certain of
the information included in the proxy statement.
An FW Cook representative participated in each of the
five Compensation Committee meetings in 2023.
In addition to the independent outside compensation
consultant discussed above, our corporate staff (including
Finance, Human Resources and Legal staff members)
supports the Compensation Committee in its work. Other
than with respect to the CEO’s recommendations
regarding compensation to be paid to the other
Committee Approved Officers, no executive officer
determines or recommends to the Compensation
Committee the amount or form of executive
compensation to be paid to an executive officer.
Executive Committee

MEMBERS	William J. Kane Clarence Otis Jr.	Elizabeth E. Robinson Philip T. Ruegger III	Todd C. Schermerhorn Alan D. Schnitzer (Chair)	Meetings in 2023: 0

PRIMARY RESPONSIBILITIES
The Board has granted to the Executive Committee,
subject to certain limitations set forth in its charter, the broad responsibility of exercising the authority of the
Board in the oversight of our business during  the
intervals

between Board meetings in order to provide a degree of
flexibility and ability to respond to time-sensitive business and legal matters. The Executive Committee meets only
as necessary.
Investment and Capital Markets Committee

MEMBERS ALL INDEPENDENT	Janet M. Dolan Thomas B. Leonardi	Clarence Otis Jr. Elizabeth E. Robinson (Chair)	Philip T. Ruegger III Rafael Santana	Meetings in 2023: 5

PRIMARY RESPONSIBILITIES
The Investment and Capital Markets Committee assists
the Board in exercising its oversight of the Company’s
management of its investment portfolios (including credit
risk monitoring) and certain financial affairs of the
Company, and its responsibilities include the following:
•monitor the Company’s financial structure and approve
or recommend appropriate Board action with respect to
debt and equity financing;
•review and recommend appropriate Board action with
respect to the Company’s capital management policies
and activities, including repurchases of Company
securities, dividends and stock splits;
•monitor the Company’s capital needs and financing
arrangements, the Company’s ability to access capital
markets (including the Company’s debt ratings) and
management’s financing plans;
•review and approve or recommend appropriate Board
action with respect to transactions exceeding certain
dollar thresholds, including the establishment of bank
lines of credit or letters of credit, certain purchases and
dispositions of real property, and acquisitions and
divestitures of assets;
•review reports of management regarding material
transactions approved by officers of the Company
pursuant to authority granted to such officers;
•review and approve capital expenditure budgets not
otherwise approved by the Board;
•review the Company’s policies and procedures for
investment risk management and monitor the credit
risk of the Company’s investment portfolios; and
•monitor the Company’s financial strategies regarding
risk (currency and interest rate exposure and use of
derivatives).
CORPORATE GOVERNANCE

2024 Proxy Statement | The Travelers Companies, Inc.	15
Nominating and Governance Committee

MEMBERS ALL INDEPENDENT	Janet M. Dolan Thomas B. Leonardi	Clarence Otis Jr. Elizabeth E. Robinson	Philip T. Ruegger III (Chair) Rafael Santana	Meetings in 2023: 4

PRIMARY RESPONSIBILITIES
The responsibilities of the Nominating and Governance
Committee include the following:
•establish criteria for the selection of candidates to
serve on the Board;
•identify and recommend director candidates for
election or re-election to the Board;
•identify and recommend directors for appointment to
serve on the committees of the Board and as chair of
such committees;
•recommend adjustments, from time to time, to the size
of the Board or of any Board committee;
•establish procedures for the annual evaluation of
Board and director performance;
•oversee continuing education of directors;
•review the director compensation program and policies
and recommend changes to the Board;
•establish and review our Governance Guidelines;
•review the Code of Business Conduct and Ethics (the
“Code of Conduct”) applicable to directors and
employees and recommend changes to the Board
when appropriate;
•develop and recommend to the Board standards for
determining the independence of directors and the
absence of material relationships between the
Company and a director;
•review succession plans for our CEO and the direct
reports to the CEO;
•review and approve or ratify all related person
transactions under our Related Person
Transaction Policy;
•review the Company’s public policy initiatives;
•review and discuss with the Company’s head of
Government Relations the Company’s participation in
the political process, including political contributions
and lobbying expenditures;
•review and discuss with the Company’s senior
management the Company’s strategies and initiatives
relating to diversity and inclusion;
•review the Company’s strategies and initiatives relating
to community relations and charitable giving; and
•recommend to the Board any guidelines for the
removal of directors, as it determines appropriate.
Risk Committee

MEMBERS ALL INDEPENDENT	Alan L. Beller Russell G. Golden	Patricia L. Higgins William J. Kane	Todd C. Schermerhorn (Chair) Laurie J. Thomsen Bridget van Kralingen	Meetings in 2023: 4

PRIMARY RESPONSIBILITIES
The Risk Committee assists the Board in exercising its
oversight of the Company’s operational activities and the
identification and review of those risks that could have a
material impact on us, and its responsibilities include
oversight of management’s risk management activities in
the following areas:
•our enterprise risk management program;
•the underwriting of insurance;
•the settlement of claims;
•the management of catastrophe exposure;
•the retention of insured risk and appropriate levels and
types of reinsurance;
•the credit risk in our insurance operations and ceded
reinsurance program;
•our information technology operations, including cyber
risk and information security; and
•the business continuity and executive crisis
management for the Company and its business
operations.
CORPORATE GOVERNANCE

16	The Travelers Companies, Inc. | 2024 Proxy Statement

Board and Committee Evaluations

Every year, the Board and each of its committees
evaluate and discuss their respective performance and
effectiveness, as required by the Governance Guidelines.
These evaluations cover a wide range of topics,
including, but not limited to, the fulfillment of the Board
and committee responsibilities identified in the
Governance Guidelines and committee charters. The
evaluations address the Board’s knowledge and
understanding of, and performance with respect to, the
Company’s  business,  strategy,  values  and mission, the
appropriateness of the Board’s structure and
composition, the communication among the directors and
between the Board and management and the Board’s
meeting process. Each committee reviews, among other
topics, how the committee has satisfied the
responsibilities contained in its charter in the past year as well as the organization of the committee, the committee
meeting process and the committee’s oversight. Each
committee reports the results of its evaluation to the
Board.

Director Nominations

Process and Criteria Generally
The Nominating and Governance Committee is
responsible for recommending to the Board nominees for
election as director, and the Board is responsible for
selecting nominees for election.
The Nominating and Governance Committee and the
Board seek to ensure that the Board is composed of
members whose particular expertise, qualifications,
attributes and skills, when taken together, allow the Board
to satisfy its oversight responsibilities effectively. Our
Governance Guidelines specify that, when selecting new
nominees, the Board should consider the following
criteria:
•personal qualities and characteristics, including the
individual’s demonstrated personal and professional
integrity, ethics, and values;
•the individual’s significant accomplishments,
experience  and reputation in the business community;
•current knowledge in the Company’s industry or other
industries relevant to the Company’s business;
•ability and willingness to commit adequate time to
Board and committee matters;
•the fit of the individual’s skills, expertise  and
personality with those of other directors and potential
directors in building a Board that is effective,
responsive to the needs of the Company and collegial;
and
•diversity of viewpoints, background, experience and
other demographics.
The evaluation of these criteria involves the exercise of
careful business judgment. Accordingly, although the
Nominating and Governance Committee and the Board at
a minimum assess each candidate’s ability to satisfy any
applicable legal requirements or listing standards, his or
her strength of character, judgment, working style,
specific areas of expertise and his or her ability and
willingness to commit adequate time to Board and
committee matters, the Nominating and Governance
Committee and the Board do not have specific minimum
qualifications that are applicable to all director
candidates.
Diversity
As discussed above, the Nominating and Governance
Committee and the Board include diversity of “viewpoints,
background, experience and other demographics” as part
of several criteria that they consider in connection with
selecting candidates for the Board. While neither the
Board nor the Nominating and Governance Committee
has a formal diversity policy, one of many factors that the
Board and the Nominating and Governance Committee
carefully consider is the importance to the Company of
racial/ethnic and gender diversity in board composition.
Moreover, when considering director candidates, the
Nominating and Governance Committee and the Board
seek individuals with backgrounds and qualities that,
when combined with those of our incumbent directors,
enhance the Board’s effectiveness and, as required by
the Governance Guidelines, result in the Board having “a
broad range of skills, expertise, industry knowledge,
diversity of opinion and contacts relevant to the
Company’s business”. As part of its annual self-
evaluation, the Board assesses and confirms compliance
with this governance guideline.
Director Search
In identifying prospective director candidates for the
Board, the Nominating and Governance Committee may
seek referrals from other members of the Board,
management, shareholders and other sources. The
Nominating and Governance Committee also may, but
need not, retain a professional search firm in order to
assist it in these efforts. The Nominating and Governance
Committee and the Board utilize the same criteria for
evaluating candidates regardless of the source of the
referral. Mr. Williams, who has been nominated by the
Board for election at the Annual Meeting, was initially
identified as a candidate for the Board of Directors by one
of the Company’s independent directors. After reviewing
Mr. Williams qualifications, in light of the skills and
qualifications appropriate for the Board, each of our CEO,
Chair of the Nominating and Governance Committee and
independent Lead Director met with Mr. Williams.
CORPORATE GOVERNANCE

2024 Proxy Statement | The Travelers Companies, Inc.	17
Members of the Nominating and Governance Committee
met with Mr. Williams and discussed his potential
nomination at a meeting of the Nominating and
Governance Committee and voted unanimously to
recommend Mr. Williams to the Board of Directors as a
nominee. Mr. Williams met with the Board prior to his
nomination for election by the shareholders.  No fees
were paid with respect to the nomination of Mr. Williams.
Shareholder Recommendations
The Nominating and Governance Committee will consider
director candidates recommended by shareholders.
Shareholders wishing to propose a candidate for
consideration may do so by submitting the proposed
candidate’s full name and address, resume and
biographical information to the attention of the
Corporate Secretary, The Travelers Companies, Inc.,
485 Lexington Avenue, New York, New York 10017. All
recommendations for nomination received by the
Corporate Secretary that satisfy our bylaw requirements
relating to such director nominations will be presented to
the Nominating and Governance Committee for
its consideration.
Proxy Access
Our bylaws permit a shareholder, or a group of up to 20
shareholders, that has continuously owned for three
years at least 3% of the Company’s outstanding common
shares, to nominate and include in the Company’s annual
meeting proxy materials up to the greater of two directors
or 20% of the number of directors serving on the Board,
provided that the shareholder(s) and the nominee(s)
satisfy the requirements specified in our bylaws, which
are posted on our website at www.travelers.com.
Shareholder requests to include shareholder-nominated
directors in the Company’s proxy materials for the 2025
annual meeting of shareholders must be received by the
Company no earlier than November 3, 2024, and no later
than December 3, 2024.
RECENT BOARD REFRESHMENT

SINCE 2021: 4 new independent directors	1 new woman director	1 new ethnically diverse director	2021	2022		2023
			Thomas Leonardi	Rafael Santana	Bridget van Kralingen	Russell G. Golden

Specific Considerations Regarding the 2024 Nominees

In considering the 11 director nominees named in this
Proxy Statement and proposed for election at the Annual
Meeting, the Nominating and Governance Committee and
the Board evaluated and considered, among other
factors:
•each nominee’s experiences, qualifications, attributes
and skills, in light of the Governance Guidelines’
criteria for nomination, including the specific skills
identified by the Board as relevant to the Company;
•the ability and willingness to commit adequate time to
Board and committee matters;
•the diversity of viewpoints, background, experience
and other demographics of the director nominees;
•the contributions of those directors recommended for
re-election in the context of the Board self-evaluation
process and other needs of the Board;
•the tenure of individual directors;
•the mix of long-serving and new directors on the
Board; and
•the specific needs of the Company given its business
and industry.
The Board and the Nominating and Governance
Committee, in considering each nominee, principally
focused on the background and experiences of the
nominee, as described in the biographies in “Nominees
for Election of Directors” in Item 1 – Election of Directors.
The Board and the Nominating and Governance
Committee considered that each nominee has experience
serving in senior positions with significant responsibility, where each has gained valuable expertise in a number of
areas relevant to the Company and its business. The
Board and the Nominating and Governance Committee
also considered that a number of directors have gained
valuable experience and skills through serving as a
director of other public and private companies. The
nominees represent a broad range of expertise,
experience, viewpoints and backgrounds, as well as a
mix of tenure of service on the Board. The independence,
age, tenure and diversity of the nominees as a group are
as follows:
CORPORATE GOVERNANCE

18	The Travelers Companies, Inc. | 2024 Proxy Statement

INDEPENDENCE 10 of 11

AGE ~62 years average

TENURE ~6 years average

DIVERSITY ~55% diverse

Director Age Limit

The Governance Guidelines provide that no person who
will have reached the age of 74 on or before the date of
the next annual shareholders meeting will be nominated
for election at that meeting without an express waiver by
the Board.
The Board believes that waivers of this policy should not
be automatic and should be based upon the needs of the
Company and the individual attributes of the director.

Director Independence and Independence Determinations

Under our Governance Guidelines and NYSE rules, a
director is not independent unless the Board affirmatively
determines that he or she does not have a direct or
indirect material relationship with the Company. In
addition, the director must meet the bright-line test for
independence set forth by the NYSE rules.
The Board has established categorical standards of
director independence to assist it in making
independence determinations. These standards, which
are included in our Governance Guidelines, set forth
certain relationships between the Company and the
directors and their immediate family members, or entities
with which they are affiliated, that the Board, in its
judgment, has determined to be material or immaterial in
assessing a director’s independence. The Nominating
and Governance Committee annually reviews the
independence of all directors and reports its
determinations to the full Board.
In the event a director has a relationship with the
Company that is relevant to his or her independence and
is not addressed by the categorical independence
standards, the independent members of the Board
determine in their judgment whether such relationship is
material.
Our Governance Guidelines require that:
•all members of the Audit Committee, the
Compensation Committee and the Nominating and
Governance Committee be independent; and
•no more than two members of the Board may
concurrently serve as officers of the Company.
The Board, upon recommendation of its Nominating and
Governance Committee, has determined that all of its
current directors and director nominees are independent,
other than our Chairman and Chief Executive Officer, Mr.
Alan Schnitzer. Consequently, assuming election of all
the nominees included in this Proxy Statement,
approximately 91% of the directors on the Board will be
independent.
In making its independence determinations, the
Nominating and Governance Committee and the Board
reviewed various commercial, charitable and employment
transactions and relationships (including those identified
through annual directors’ questionnaires) that exist
between us and our subsidiaries and the entities with
which certain of our directors or members of their
immediate families are, or have been, affiliated and
determined that the transactions identified were not
material and did not affect the independence of any of our
non-employee directors under either the Company’s
Governance Guidelines or the applicable NYSE rules.
CORPORATE GOVERNANCE

2024 Proxy Statement | The Travelers Companies, Inc.	19

Sustainability and Risk Management

Sustained Value Creation
At Travelers, our simple and unwavering mission for
creating shareholder value is to: deliver superior core
return on equity by leveraging our competitive
advantages; generate earnings and capital substantially
in excess of our growth needs; and thoughtfully rightsize
capital and grow book value per share over time.
Executing our long-term strategy requires that we fulfill
what we call “The Travelers Promise” — our promise to
take care of our customers, our communities and our
employees, agents and brokers. For this reason, we take
an integrated approach to sustained value creation.
We regularly engage with our investors, customers,
employees, agents and brokers, regulators, rating
agencies and other stakeholders on business issues and
environmental,  social and governance  (“ESG”)  topics.
We also provide robust and detailed disclosure on our
website, https://sustainability.travelers.com, updated on
an annual basis, with respect to our comprehensive
approach to creating shareholder value over time and the
many Travelers initiatives that contribute to our
sustainability. Our sustainability reporting is generally
aligned with the Sustainability Accounting Standards
Board (“SASB”) Insurance (FN-IN) Industry Standard
(maintained by the International Financial Reporting
Standards (IFRS) Foundation), the recommendations of
the Task Force on Climate-related Financial Disclosures
(“TCFD”) and the Global Reporting Initiative Standards. In
addition, our approach to reporting is informed by the
Integrated Reporting Framework (maintained by the IFRS
Foundation).
Our sustainability reporting is focused on 16 topics that
we have determined, through extensive engagements
with our investors as well as a formal prioritization
exercise, to be most relevant to our industry, our business
and our stakeholders.

•Business Strategy & Competitive Advantages
•Capital and Risk Management
•Climate Strategy
•Community
•Customer Experience
•Data Privacy & Cybersecurity
•Disaster Preparedness & Response
•Diversity & Inclusion
•Eco-Efficient Operations •Ethics & Responsible Business Practices •Governance Practices •Human Capital Management •Innovation •Investment Management •Public Policy •Safety & Health

Oversight of Corporate Strategy,
Sustainability/ESG and Allocation of
Risk Oversight
The Board regularly reviews the Company’s long-term
business strategy and works with management to set the
short-term and long-term strategic objectives of the
Company and to monitor progress on those objectives. In
setting and monitoring strategy, the Board, along with
management, considers the risks and opportunities that
impact the long-term sustainability of the Company’s
business model, including risks and opportunities often
labeled as “ESG”. The Board also considers whether the

strategy is consistent with the Company’s risk appetite.
The Board regularly reviews the Company’s progress
with respect to its strategic goals, the risks that could
impact the long-term sustainability of our business and
the related opportunities that could enhance the
Company’s long-term sustainability. The Board oversees
these efforts in part through its various committees based
on each Committee’s responsibilities and expertise. Each
Committee regularly reports to the Board regarding its
areas of responsibility.
The Board has allocated and delegated risk oversight
responsibility to various committees of the Board in
accordance with the following principles:
CORPORATE GOVERNANCE

20	The Travelers Companies, Inc. | 2024 Proxy Statement

Committee	Responsible for Oversight of:
Audit
•Risks related to the integrity of the Company’s financial statements, including oversight of financial reporting principles and policies and internal controls.
•The Company’s process for establishing insurance reserves.
•Risks related to regulatory and compliance matters.

Compensation
•Certain human capital management matters, including the Company’s compensation and pay-for-performance philosophy, compensation program objectives and practices designed to ensure equitable pay across the organization.
•Risks related to the Company’s compensation programs, including with respect to formulation and administration of those programs and regulatory compliance with respect to compensation matters.

Investment and Capital Markets	•Risks related to the Company’s investment portfolio (including valuation and credit risks), capital structure, financing arrangements and liquidity.

Nominating and Governance
•Risks related to corporate governance matters, including director independence and related person transactions.
•Certain human capital management matters, including the Company’s succession planning, the employee code of conduct and workforce diversity and inclusion efforts;
public policy initiatives; and community relations.

Risk
•The Company’s Enterprise Risk Management activities.
•Risks related to the Company’s business operations, including insurance underwriting and claims; reinsurance; catastrophe risk and the impact of changing climate conditions; credit risk in insurance operations; and information technology, including cybersecurity.
•The Company’s business resiliency planning.

Each committee is also responsible for monitoring reputational risk to the extent arising out of its area of responsibility.
As a result, each committee charter contains specific risk
oversight functions delegated by the Board, consistent
with the principles set forth above. In that way, monitoring of strategic objectives, risk oversight responsibilities and oversight of the Company’s sustainability more generally
are shared by all committees of the Board, with each
committee assigned responsibility for oversight of matters
most applicable to its charter responsibilities and meeting
regularly with management members responsible for
such matters. Further, we believe that allocating
responsibility to a committee with relevant knowledge and
experience improves the oversight of risks and
opportunities.
The allocation of risk oversight responsibility may change,
from time to time, based on the evolving needs of the
Company. On at least an annual basis, the Board reviews
significant risks that management, through its Enterprise
Risk Management efforts, has identified. The Board then
evaluates, and may change, the allocation among the
various committees of oversight responsibility for each
identified risk. Further, each committee periodically
reports to the Board on its risk oversight activities. In
addition, at least annually, the Company’s Chief Risk
Officer conducts a review of the interrelationships of risks and reports the results to the Risk Committee and the
Board. These reports and reviews are intended to inform
the Board’s annual evaluation of the allocation of risk
oversight responsibility.
Enterprise Risk Management
Enterprise Risk Management (“ERM”) is a Company-wide
initiative that involves the identification and assessment
of a broad range of risks that could affect our ability to
fulfill our business objectives as well as the development
of plans to mitigate their effects. Our Board of Directors
oversees our ERM process. The Risk Committee and the
other committees of the Board, as well as our separate
management-level enterprise risk and underwriting risk
committees, are key elements of our ERM structure and
help to establish and reinforce our strong culture of risk
management. For example, having both a Board Risk
Committee that oversees operational risks and our ERM
activities, and a management-level enterprise risk
committee that reports regularly to the Board Risk
Committee, enables a high degree of coordination
between management and the Board.
We describe our ERM function in more detail in our
Annual Report on Form 10-K, under “Business—
Enterprise Risk Management” and on the Capital and
Risk Management section of our sustainability website.
We also discuss the alignment of our executive
compensation with our risk management below.
CORPORATE GOVERNANCE

2024 Proxy Statement | The Travelers Companies, Inc.	21

Risk Management and Compensation

Our compensation structure is intended to encourage a
careful balance of risk and reward, both on an individual
risk basis and in the aggregate on a Company-wide
basis, and promote a long-term perspective.
As discussed in more detail under “Compensation
Discussion and Analysis” in this Proxy Statement,
consistent with our goal of achieving a core return on
equity in the mid-teens over time, the Compensation
Committee selected adjusted core return on equity as the
quantitative performance measure for the performance
share portion of our stock-based long-term incentive
program and as a material factor, although not the only
factor, in determining amounts paid under our annual
cash bonus program. Because core return on equity is a
function of both core income and shareholders’ equity, it
encourages senior executives, as well as other
employees with management responsibility, to focus on a
variety of performance objectives that are important for
creating shareholder value, including the quality and
profitability of our underwriting and investing activities and capital management.
In addition, the long-term nature of our stock-based
incentive awards (which generally do not vest until three
years  after  the  award  is  granted),    our    significant
executive stock ownership requirements and the fact that
more than 50% of our named executive officers’ total
direct compensation in the aggregate was in the form of
stock-based long-term incentives, all encourage prudent
enterprise risk management and discourage excessive
risk taking to achieve short-term gains.
Moreover, neither the long-term incentive awards nor
annual cash bonuses require growth in revenues or
earnings in order for our executives to be rewarded, and
none of our executives are paid based on a formulaic
percentage of revenues or profits. As a result of this and
the mix of short- and long-term performance criteria
across our compensation programs, among other factors,
we believe that our compensation practices and policies
are not reasonably likely to have a material adverse effect
on the Company.
Furthermore, the Compensation Committee’s
independent compensation consultant evaluates and
advises the Compensation Committee as to the design
and risk implications of our incentive plans and other
aspects of our compensation programs to ensure that the
mix of compensation, the balance of performance
measures and the overall compensation framework all
support our short-and long-term objectives.

Dating and Pricing of Equity Grants

The Board has adopted a governance guideline
establishing fixed grant dates for the grant of equity
awards made at times other than at a regularly scheduled
meeting of the Compensation Committee, so as to avoid
the appearance that equity grant dates have been
established with a view to benefiting recipients due to the
timing of material public announcements. The
Compensation Committee typically makes annual awards
of equity at its first regularly scheduled meeting of the
year, which is usually held in early February. This meeting
date is typically set a few years in advance as part of the
Board’s annual calendar of scheduled meetings.
In addition, to further ensure the integrity of our equity
awards process, the Compensation Committee requires
that the exercise price of all stock options granted, and
the fair value of all equity awards made, must be
determined by reference to the closing price for a share
of our common stock on the NYSE on the date of any
such grant or award. Under the Company’s stock plans,
the Compensation Committee may not take any action
with respect to any stock option that would be treated as
a “repricing” of such stock option, unless such action is
approved by the Company’s shareholders in accordance
with applicable rules of the NYSE.

Code of Business Conduct and Ethics

We maintain a Code of Business Conduct and Ethics,
which is applicable to all of our directors, officers and
employees, including our CEO, Chief Financial Officer,
Controller and other senior financial officers. The Code of
Conduct provides a framework for sound ethical business
decisions and sets forth our expectations on a number of
topics, including conflicts of interest, compliance with
laws, use of our assets and business ethics. The Code of
Conduct may be found on our website at
www.travelers.com under “Investors: Corporate
Governance: Code of Conduct”. Our Chief Ethics and
Compliance Officer is responsible for overseeing
compliance with the Code of Conduct as part of fulfilling
her responsibility for overseeing our ethics and
compliance functions throughout the organization. Our
Chief Ethics and Compliance Officer also assists in the
communication of the Code of Conduct and oversees
employee education regarding its requirements through
the use of global, computer-based training, supplemented
with focused in-person sessions where appropriate. All
employees and directors are required to certify annually
that they have reviewed, understand and agree to comply
with the contents of the Code of Conduct.
CORPORATE GOVERNANCE

22	The Travelers Companies, Inc. | 2024 Proxy Statement

Ethics Helpline

We maintain an Ethics Helpline, which is administered by
an independent third party, through which employees can
report integrity concerns or seek guidance regarding a
policy or procedure. The Ethics Helpline is available
seven days a week, 24 hours a day and can be accessed
by individuals online or through a toll-free number. In
either case, employees can report concerns
anonymously. We maintain a formal non-retaliation policy
that prohibits retaliation against, or discipline of, an
employee who raises an ethical concern in good faith.
Trained professionals investigate each concern and,
where appropriate, escalate the concern internally. Any
ethics- or compliance-related issues are addressed by
the Ethics and Compliance Office. Our Chief Ethics and
Compliance Officer provides the Audit Committee with
quarterly summaries of matters reported through the
Ethics Helpline and more frequent compliance updates as
appropriate. Additionally, the Audit Committee receives
reports on all matters reported to the Chief Ethics and
Compliance Officer that involve accounting, internal
control or audit matters, or any fraud involving persons
with a significant role in our internal controls.

Communications with the Board

As described on our website at www.travelers.com,
interested parties, including shareholders, who wish to
communicate with a member or members of the Board,
including the Lead Director of the Board, the Nominating
and Governance Committee, the non-employee directors
as a group or the Audit Committee may do so by
addressing their correspondence as follows: if intended
for the full Board or one or more non-employee directors,
to the Lead Director;  if intended for the Lead Director,  to the Lead Director; and if intended for the  Audit
Committee or the Nominating and Governance
Committee, to the Chair of such Committee.
All such correspondence should be sent c/o Corporate
Secretary, The Travelers Companies, Inc., 385
Washington Street, Saint Paul, Minnesota 55102. The
office of the Corporate Secretary will forward such
correspondence as appropriate.

Transactions with Related Persons

General
The Board has adopted a written Related Person
Transaction Policy to assist it in reviewing, approving and
ratifying related person transactions and to assist us in
the preparation of related disclosures required by the
SEC. This Related Person Transaction Policy
supplements our other policies that may apply to
transactions with related persons, such as our
Governance Guidelines and Code of Conduct.
The Related Person Transaction Policy provides that all
related person transactions covered by the policy are
prohibited, unless approved or ratified by the Board or by
the Nominating and Governance Committee. Our
directors and executive officers are required to provide
prompt and detailed notice of any potential Related
Person Transaction (as defined in the policy) to the
Corporate Secretary, who in turn must promptly forward
such notice and information to the Chair of the
Nominating and Governance Committee and to our
counsel for analysis, to determine whether the particular
transaction constitutes a Related Person Transaction
requiring compliance with the policy. The analysis and
recommendation of counsel are then presented to the
Nominating and Governance Committee for consideration
at its next regular meeting.
In reviewing Related Person Transactions for approval or
ratification, the Nominating and Governance
Committee will consider the relevant facts and
circumstances, including:
•the commercial reasonableness of the terms;
•the benefit (or lack thereof) to the Company;
•opportunity costs of alternate transactions;
•the materiality and character of the related person’s
interest, including any actual or perceived conflicts of
interest; and
•with respect to a non-employee director or nominee,
whether the transaction would compromise the
director’s independence under our Governance
Guidelines, the NYSE rules (including those applicable
to committee service) and Rule 10A-3 of the Exchange
Act, if such non-employee director serves on the
Audit Committee, or status as a “non-employee
director” under Rule 16b-3 of the Exchange Act, if
such non-employee director serves on the
Compensation Committee.
The Nominating and Governance Committee will not
approve or ratify a Related Person Transaction unless,
after considering all relevant information, it has
determined that the transaction is in, or is not inconsistent
CORPORATE GOVERNANCE

2024 Proxy Statement | The Travelers Companies, Inc.	23
with, the best interests of the Company and
our shareholders.
Generally, the Related Person Transaction Policy applies
to any current or proposed transaction in which:
•the Company was or is to be a participant;
•the amount involved exceeds $120,000; and
•any related person had or will have a direct or indirect
material interest.
A copy of our Related Person Transaction Policy is
available on our website at www.travelers.com under
“Investors: Corporate Governance:
Governance Documents”.
In addition to the Related Person Transaction Policy, our
Code of Conduct requires that all employees, officers and
directors avoid any situation that involves or appears to
involve a conflict of interest between their personal and
professional relationships. Our Audit Committee provides
oversight regarding compliance with our Code of Conduct
and discusses any apparent conflicts of interest with
senior management. The policies of the Company also
require that all employees seek approval from our Chief
Ethics and Compliance Officer prior to accepting a
position as a director or officer of any unaffiliated for-profit company or organization.
Third-Party Transactions
We engage many service providers, nationally and
internationally, as part of our daily business operations.
For more than 10 years, a number of our offices across
the country engaged GJ Sullivan Co. Reinsurance
(“GJS”) in connection with the placement of reinsurance
for the Company’s Business Insurance segment in the
ordinary course of business and on an arm’s-length
basis. In 2023, in connection with those reinsurance
placements, we estimate that GJS received commissions
from reinsurers of approximately $2.32 million in the
aggregate. Jeffrey P. Klenk is Executive Vice President
and President of our Bond & Specialty Insurance
segment, and his father-in-law, Mr. Jerry Sullivan, is
owner, Chairman and President of GJS. Mr. Klenk has
been an executive officer of the Company since
September 2021 and has not had, and has explicitly
recused himself from, any involvement with respect to our
engagement of, or payments to, GJS.
From time to time, institutional investors, such as large
investment management firms, mutual fund management
organizations and other financial organizations, become
beneficial owners (through aggregation of holdings of
their affiliates) of 5% or more of voting securities of the
Company and, as a result, are considered a “related
person” under the Related Person Transaction Policy.
These organizations may provide services to the
Company or its benefit plans. In addition, the Company
may provide insurance coverage to these organizations.
In 2023, the following transactions occurred with
investors who reported beneficial ownership of 5% or
more of the Company’s voting securities:
•In 2023, BlackRock, Inc. (“BlackRock”) paid premiums
of approximately $2.71 million for insurance policies
with subsidiaries of the Company in the ordinary
course of business and on substantially the same
terms as those offered to other customers, and
subsidiaries of the Company have paid, or may pay,
claims in the ordinary course of business in connection
with such insurance policies. In addition, an affiliate of
BlackRock provides investment management services
to the Company’s Canadian Savings Plan, and
pursuant to that agreement, the participants in the
Canadian Savings Plan paid management fees to
BlackRock in 2023. The investment management
agreement was entered into on an arm’s-length basis.
Also, in 2023, the Company paid approximately
$268,000 to a subsidiary of BlackRock for a software
license. The software license was entered into on an
arm’s-length basis, prior to the acquisition of the
subsidiary by BlackRock.
•In 2023, FMR LLC (“Fidelity”) paid premiums of
approximately $1.66 million for insurance policies with
subsidiaries of the Company in the ordinary course of
business and on substantially the same terms as those
offered to other customers, and subsidiaries of the
Company have paid, or may pay, claims in the ordinary
course of business in connection with such insurance
policies. Also, the Company has entered into
agreements on an arm’s-length basis with affiliates of
Fidelity for services related to certain of the Company’s
benefit plans. An affiliate of Fidelity serves as the
administrator of the Company’s equity compensation
programs under an agreement originally entered into
with the Company in November 2009. Pursuant to
such agreement, the Company paid such affiliate
approximately $145,000 in 2023. Further, an affiliate of
Fidelity has provided trust, recordkeeping and
administrative services for the 401(k) Savings Plan
since 1998. Pursuant to the current agreement for such
services, which was last restated in July 2022, Fidelity
was paid approximately $691,000 in 2023 for
recordkeeping of the 401(k) Savings Plan trust.
Participants in the 401(k) Savings Plan paid
management fees in 2023 to affiliates of Fidelity that
provide investment management services to funds
included in the 401(k) Savings Plan. In addition, an
affiliate of Fidelity provides administrative services for
health savings accounts for employees of the
Company under an agreement that became effective in
October 2013, and the Company paid approximately
$25,000 in fees for such services in 2023. Finally, the
Company paid approximately $7,400 in fees to
affiliates of Fidelity in 2023 for administrative services
under the Benefit Equalization Plan, Deferred
Compensation Plan and Executive Savings Plan, each
as defined below under “Post-Employment
CORPORATE GOVERNANCE

24	The Travelers Companies, Inc. | 2024 Proxy Statement
Compensation”, and the Deferred Compensation Plan
for Non-Employee Directors, pursuant to agreements
that date back to December 1997.
•In 2023, an affiliate of State Street Corporation (“State
Street”) paid premiums of approximately $185,000 for
insurance policies with subsidiaries of the Company in
the ordinary course of business and on substantially
the same terms as those offered to other customers,
and subsidiaries of the Company have paid, or may
pay, claims in the ordinary course of business in
connection with such insurance policies. In addition,
State Street provides investment management
services to funds included in the 401(k) Savings Plan.
Participants in the 401(k) Savings Plan paid
management fees to such affiliate of State Street in
2023. The investment management agreement was
entered into on an arm’s-length basis.
•In 2023, The Vanguard Group (“Vanguard”) paid
premiums of approximately $1.69 million for insurance
policies with subsidiaries of the Company in the
ordinary course of business and on substantially the
same terms as those offered to other customers, and
subsidiaries of the Company have paid, or may pay,
claims in the ordinary course of business in connection
with such insurance policies. In addition, Vanguard
provides investment management services to funds
included in the qualified and non-qualified pension
plans and the 401(k) Savings Plan. In 2023, the
Company paid approximately $668,000 in
management fees to Vanguard in connection with
these plans and participants in the 401(k) Savings Plan
also paid management fees to Vanguard. The
investment management agreements were entered
into on an arm’s-length basis.
From time to time, an individual who is considered a
“related person” under the Related Person Transaction
Policy may purchase insurance policies from the
Company in the ordinary course of business and on
customary terms. A number of related persons currently
hold policies issued by the Company on terms available
to customers generally, in accordance with standard
underwriting guidelines.
•In October 2023, pursuant to a watercraft insurance
policy issued in the ordinary course and on customary
terms, a subsidiary of the Company made claim
payments totaling approximately $220,520 to Mr.
Ruegger and paid approximately $16,300 in expenses.
Mr. Ruegger’s policy was terminated in October 2023,
and no further payments will be made pursuant to such
policy.
CORPORATE GOVERNANCE

2024 Proxy Statement | The Travelers Companies, Inc.	25
Non-Employee Director Compensation
The Nominating and Governance Committee of the Board
recommends to the full Board for approval the amount
and composition of Board compensation for non-
employee directors. Directors who are our employees are
not compensated for their service on the Board. In
accordance with the Company’s Governance Guidelines,
the Nominating and Governance Committee reviews the
significance and appropriateness of each of the
components of the Director Compensation Program at
least once every two years. The Compensation
Committee’s independent compensation consultant, FW
Cook, advises the Nominating and Governance
Committee with respect to director compensation.
The objectives of the Nominating and Governance
Committee are to compensate directors in a manner that
closely aligns the interests of directors with those of our
shareholders, to attract and retain highly qualified
directors and to structure and set total compensation in
such a manner and at such levels that will not call into
question any director’s objectivity. The Committee works
with its independent compensation consultant to ensure
that its compensation program is consistent with current
market practices. It is the Board’s practice to provide a
mix of cash and equity-based compensation to non-
employee directors, as discussed below.

Elements of Non-Employee Director Compensation

	Element		Timing
CASH
	Annual Retainer	Each non-employee director receives an annual retainer of $135,000.
Annual retainers and
committee chair fees are paid
in quarterly installments, in
arrears at the end of each
quarter, either: (1) in cash or
(2) if the director so elects, in
common stock units credited
to his or her deferred
compensation account
(discussed under “Director
Deferral Plan” below) and
distributed at a later date
designated by the director.

ADDITIONAL FEES
Committee Chair Fees and Lead Director Retainer
The chairs of certain committees are paid additional fees
in cash in connection with their services as follows:
•Audit Committee - $35,000
•Compensation Committee - $30,000
•Nominating and Governance Committee - $25,000
•Investment and Capital Markets Committee - $25,000
•Risk Committee - $35,000
The Lead Director is paid an additional $50,000 annual
cash retainer.

EQUITY
Annual Deferred Stock Award
Under the Director Compensation Program, during 2023,
each non-employee director nominated for re-election to
the Board was awarded $180,000 in deferred stock units.
The deferred stock units were granted under our
Amended and Restated 2014 Stock Incentive Plan (the
“2014 Stock Incentive Plan”) and vest in full one day prior
to the date of the annual shareholder meeting occurring
in the year following the year of the date of grant so long
as the non-employee director continuously serves on the
Board through that date. The value of deferred stock
units rises or falls as the price of our common stock
fluctuates in the market. Dividend equivalents (in an
amount equal to the dividends paid on shares of our
common stock) on the deferred stock units are deemed
“reinvested” in additional deferred stock units. Directors
are subject to a stock ownership target as described
under “Director Stock Ownership” below. In May 2023,
the Director Compensation Program was amended to
increase the value of the annual deferred stock award to
non-employee directors to $195,000 beginning with the
2024 award.

The accumulated deferred
stock units, including
associated dividend
equivalents, in a director’s
account are distributed in the
form of shares of our common
stock either in a lump sum or
in annual installments, at the
director’s election, beginning
at least six months
following termination of his
or her service as a director.

CORPORATE GOVERNANCE

26	The Travelers Companies, Inc. | 2024 Proxy Statement

Director Deferral Plan

In addition to receiving the annual deferred stock award
in the form of deferred stock units, non-employee
directors may elect to have all or any portion of their
annual retainer and any lead director or committee chair
fees paid in cash or deferred through our Deferred
Compensation Plan for Non-Employee Directors.
Deferrals of the annual retainer and any lead director or
committee chair fees are notionally “invested” in common
stock units. Any director who elects to have any of his or
her fees credited to his or her deferred compensation
plan account as common stock units will be deemed to
have purchased shares on the date the fees would
otherwise have been paid in cash, based on the closing
market price of our common stock on such date.
The value of common stock units rises or falls as the
price of our common stock fluctuates in the market. In
addition, dividend equivalents (in an amount equal to the
dividends paid on shares of our common stock) on the
units are deemed “reinvested” in additional common
stock units. The accumulated common stock units,
including associated dividend equivalents, in a director’s
account are distributed in the form of shares of our
common stock on pre-designated dates. Shares of
common stock issued in payment of the deferred fees are
awarded under our 2023 Stock Incentive Plan.

Director Stock Ownership

The Board believes its non-employee directors should
accumulate and retain a level of ownership of our equity
securities to align the interests of the non-employee
directors and the shareholders. Accordingly, the Board
has established an ownership target for each non-
employee director equal to four times the director’s most
recent annual deferred stock award. Each new director is
expected to meet or exceed this target within four years
of his or her initial election to the Board, except that, if the annual deferred stock award for any of those four years is
less than the most recent previous annual deferred stock
award, the director is expected to meet or exceed the
higher target within five years of his or her initial election to the Board.
All of our current non-employee directors have achieved
stock ownership levels in excess of the target amount or
have joined the board within the last five years and are
expected to meet the target within the required time
period. Non-employee directors currently receive more
than 50% of their annual board and committee
compensation in the form of deferred stock units. The
shares underlying these units are not distributed to a
director until at least six months after the director leaves the Board. Accordingly, all of our non-employee directors
hold equity interests that they cannot sell for so long as
they serve on the Board and at least six
months afterwards.
CORPORATE GOVERNANCE

2024 Proxy Statement | The Travelers Companies, Inc.	27

Director Compensation for 2023

The 2023 compensation of non-employee directors is displayed in the table below.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Alan L. Beller	135,000	179,938	—	314,938
Janet M. Dolan	135,000	179,938	—	314,938
Russell G. Golden	81,593	180,038	—	261,631
Patricia L. Higgins	135,000	179,938	—	314,938
William J. Kane	168,022	179,938	—	347,960
Thomas B. Leonardi	135,000	179,938	—	314,938
Clarence Otis Jr.	165,000	179,938	—	344,938
Elizabeth E. Robinson	160,000	179,938	—	339,938
Philip T. Ruegger III	160,000	179,938	—	339,938
Rafael Santana	135,000	179,938	—	314,938
Todd C. Schermerhorn	218,022	179,938	—	397,960
Laurie J. Thomsen	135,000	179,938	—	314,938
Bridget van Kralingen	135,000	179,938	—	314,938
(1)The fees earned for non-employee directors consist of an annual retainer along with committee chair fees and a lead director annual retainer, to the extent applicable. All of the non-employee directors, other than Ms. Robinson and Mr. Golden, received all of their fees in cash. Ms. Robinson and Mr. Golden elected to receive the 2023 annual retainer and committee chair fees, as applicable, in the form of common stock units, which will be accumulated in their deferred compensation plan account and distributed, together with associated dividend equivalents, at a later date (Ms. Robinson — 918 common stock units and Mr. Golden — 464 common stock units). The table above does not include a value for dividend equivalents attributable to the common stock units received in lieu of cash fees because they are earned at the same rate as the dividends on the Company’s common stock and are not preferential.
(2)The dollar amounts represent the grant date fair value of deferred stock units granted in 2023, calculated in accordance with Financial
Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic
718”), without taking into account estimated forfeitures, based on the closing market price on the NYSE of our common stock on the grant date. The dividend equivalents attributable to the annual deferred stock unit awards are deemed “reinvested” in additional deferred stock units and are distributed, together with the underlying deferred stock units, in the form of shares of our common stock beginning at least six months following termination of service as a director. In accordance with the SEC’s rules, dividend equivalents on stock awards are not required to be reported because the amounts of future dividends are factored into the grant date fair value of the awards. For a discussion of annual deferred stock awards, see “Elements of Non-Employee Director Compensation – Annual Deferred Stock Award” above.
On February 7, 2023, each non-employee director nominated for re-election to the Board at that time was granted 952 deferred stock units
(determined by dividing $180,000 by the closing market price on the NYSE of our common stock of $189.01 on February 7, 2023). Upon his election to the Board on May 24, 2023, Mr. Golden was granted 1,023 deferred stock units (determined by dividing $180,000 by the closing market price on the NYSE of our common stock of $175.99 on May 24, 2023). Each award is subject to forfeiture if a director leaves the
Board before May 14, 2024 (the day prior to the Annual Meeting).
The following table provides information with respect to aggregate holdings of common stock units and unvested and vested deferred stock units beneficially owned by our non-employee directors at December 31, 2023. The amounts below include dividend equivalents credited
(in the form of additional common stock units or deferred stock units, respectively) on common stock units and deferred stock units.

Name	Unvested Deferred Stock Units (#)	Common Stock Units and Vested Deferred Stock Units (#)
Alan L. Beller	973	41,157
Janet M. Dolan	973	55,278
Russell G. Golden	1,040	467
Patricia L. Higgins	973	41,157
William J. Kane	973	20,676
Thomas B. Leonardi	973	2,261
Clarence Otis Jr.	973	13,270
Elizabeth E. Robinson	973	7,103
Philip T. Ruegger III	973	14,919
Rafael Santana	973	1,089
Todd C. Schermerhorn	973	10,409
Laurie J. Thomsen	973	56,482
Bridget van Kralingen	973	1,089
CORPORATE GOVERNANCE

28	The Travelers Companies, Inc. | 2024 Proxy Statement

ITEM 2	Ratification of Independent Registered Public Accounting Firm	Your Board recommends you vote FOR the ratification of KPMG LLP as our independent registered public accounting firm for 2024.

The Audit Committee is responsible for the appointment,
compensation, retention and oversight of the independent
registered public accounting firm retained to audit the
Company’s financial statements. The Audit Committee
has selected KPMG LLP (“KPMG”) to serve as our
independent registered public accounting firm for 2024.
Although ratification is not required by our bylaws or
otherwise, the Board is submitting the selection of KPMG
to our shareholders for ratification because we value our
shareholders’ views on the Company’s independent
registered public accounting firm. If our shareholders fail
to ratify the selection, it will be considered notice to the
Board and the Audit Committee to consider the selection
of a different firm. Even if the selection is ratified, the
Audit Committee in its discretion may select a different
independent registered public accounting firm at any time
during the year if it determines that such a change would
be in the best interests of the Company and our
shareholders.
Travelers Property Casualty Corp. (“TPC”) and The St.
Paul Companies, Inc. (“The St. Paul”) merged in 2004
(the “Merger”) to form the Company. KPMG has
continuously served  as  the  independent  registered
public accounting firm of TPC since 1994. KPMG had
continuously served as the independent registered public
accounting firm of The St. Paul and its subsidiaries from
1968 through the time of the Merger, when TPC was
deemed the acquirer for accounting purposes.
As part of the evaluation of its independent registered
public accounting firm, the Audit Committee periodically
considers whether there should be a regular rotation of
the independent registered public accounting firm. In
addition, in conjunction with the mandated rotation of the
independent registered public accounting firm’s lead audit
partner, the Audit Committee and the Audit Committee
Chairman are directly involved in the selection of KPMG’s
lead audit partner. The Audit Committee and the Board of
Directors believe that the continued retention of KPMG to
serve as the Company’s independent registered public
accounting firm is in the best interests of the Company
and its shareholders.
Representatives of KPMG are expected to be present at
the Annual Meeting. They also will have the opportunity to
make a statement if they desire to do so and are
expected to be available to respond to appropriate
questions.
Audit and Non-Audit Fees
In connection with the audit of the 2023 financial
statements, we entered into an agreement with KPMG
which sets forth the terms by which KPMG would perform
audit services for the Company. The following table
presents fees for professional services rendered by
KPMG for 2023 and 2022:

	2023	2022
Audit fees(1)	$10,570,500	$10,063,900
Audit-related fees(2)	834,500	838,200
Tax fees(3)	119,800	164,500
Total	$11,524,800	$11,066,600
(1)Fees paid were for audits of financial statements, reviews of quarterly financial statements and related reports, as well as reviews of registration statements and certain periodic reports filed with the SEC.
(2)Services primarily consisted of audits of employee benefit plans and reports on internal controls not required by applicable
regulations.
(3)Tax fees related primarily to tax return preparation and assistance services, as well as domestic and international tax compliance-
related services.
The Audit Committee of the Board considered whether
providing the non-audit services included in this table was
compatible with maintaining KPMG’s independence and
concluded that it was.
Consistent with SEC policies regarding auditor
independence and the Audit Committee’s charter, the
Audit Committee has responsibility for appointing, setting
compensation for and reviewing the performance of the
independent registered public accounting firm. In
exercising this responsibility, the Audit Committee
preapproves all audit and permitted non-audit services
provided by the independent registered public accounting
firm. Each year, the Audit Committee approves an annual
budget for such permitted non-audit services and requires
the independent registered public accounting firm and
management to report actual fees versus the budget
periodically throughout the year. The Audit Committee
has authorized our Chief Auditor to approve KPMG’s
commencement of work on such permitted services
within that budget, although the Chair of the Audit
Committee must approve any such permitted non-audit
service within the budget if the expected cost for that
service exceeds $100,000. During the year,
circumstances may arise that make it necessary to
engage the independent registered public accounting
firm  for  additional  services  that  would exceed the initial
AUDIT COMMITTEE MATTERS

2024 Proxy Statement | The Travelers Companies, Inc.	29
budget. The Audit Committee has delegated the authority
to the Chair of the Audit Committee to review such
circumstances and to grant approval when appropriate.
All such approvals are then reported by the Audit
Committee Chair to the full Audit Committee at its next
meeting.
Report of the Audit Committee
The Audit Committee operates pursuant to a charter
which is reviewed annually by the Audit Committee.
Additionally, a brief description of the primary
responsibilities of the Audit Committee is included under
the heading “Governance of Your Company—Committees
of the Board and Meetings—Audit Committee” in this
Proxy Statement. Under the Audit Committee charter,
management is responsible for the preparation,
presentation and integrity of the Company’s financial
statements, the application of accounting and financial
reporting principles and internal controls and procedures
designed to assure compliance with accounting
standards and applicable laws and regulations. The
independent registered public accounting firm is
responsible for auditing the Company’s financial
statements and expressing an opinion as to their
conformity with U.S. generally accepted accounting
principles. In addition, the independent registered public
accounting firm is responsible for auditing and expressing
an opinion on the Company’s internal controls over
financial reporting.
In the performance of its oversight function, the Audit
Committee reviewed and discussed the  audited  financial
statements of the Company with management and with
the independent registered public accounting firm. The
Audit Committee also received information regarding, and
discussed with the independent registered public
accounting firm, the matters required to be discussed by
the applicable requirements of the Public Company
Accounting Oversight Board and the SEC, including
matters concerning the independence of the independent
registered public accounting firm.
Based upon the review and discussions described in the
preceding paragraph, the Audit Committee recommended
to the Board that the audited financial statements of the
Company be included in the Annual Report on Form 10-K
for the year ended December 31, 2023, filed with the
SEC.
Submitted by the Audit Committee of the Company’s
Board of Directors:

William J. Kane (Chair)	Todd C. Schermerhorn
Alan L. Beller	Laurie J. Thomsen
Russell G. Golden	Bridget van Kralingen
Patricia L. Higgins
AUDIT COMMITTEE MATTERS

30	The Travelers Companies, Inc. | 2024 Proxy Statement

ITEM 3	Non-Binding Vote to Approve Executive Compensation	Your Board recommends you vote FOR approval of named executive officer compensation.

The Company is requesting, pursuant to Section 14A of
the Exchange Act, that shareholders vote, on a non-
binding basis, to approve the compensation of our named
executive officers as discussed in the “Compensation
Discussion and Analysis” and the tabular executive
compensation disclosure, including the “Summary
Compensation Table” and accompanying narrative
disclosure. The Company currently intends to hold such
votes annually. The next vote to approve the
compensation of our named executive officers is
expected to be held at the Company’s 2025 Annual
Meeting of Shareholders. While the Board intends to
consider carefully the results of this vote, the final vote is advisory in nature and is not binding on the Company or
the Board.
The Board recommends that shareholders vote “FOR”
the following resolution:
RESOLVED, that the compensation paid to the
Company’s named executive officers, as disclosed
pursuant to Item 402 of Regulation S-K, including the
“Compensation Discussion and Analysis”,
compensation tables and related narrative
discussion, is hereby APPROVED.
As described in the “Compensation Discussion and
Analysis”, our executive compensation programs are
structured consistent with our longstanding pay-for-
performance philosophy and utilize performance
measures that are intended to align compensation with
the creation of shareholder value and to reinforce a long-
term perspective.
In deciding how to vote on this proposal, the Board
encourages you to read the “Compensation Discussion
and Analysis”, particularly the “2023 Overview”. In making
compensation decisions for the 2023 performance year,
the Compensation Committee considered the Company’s
strong results in 2023 and over time on both an absolute
basis and relative to our peers, as well as the financial
metrics and other factors described in the “Compensation
Discussion and Analysis”.
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	31
Compensation Discussion and Analysis

2023 Overview

This overview summarizes performance highlights from this year and over time that the Compensation Committee considered when awarding variable compensation to our named executive officers in February 2024 with respect to the
2023 performance year.
Another Year of Very Strong Financial Performance
With respect to this year’s performance, the Compensation Committee considered the Company’s strong top- and bottom-line results, despite elevated industrywide catastrophe losses and a personal lines operating environment that, while improving, was difficult during the year.

Net Income of $3.0 billion and Net Income per Diluted Share of $12.79	Core Income* of $3.1 billion and Core Income per Diluted Share* of $13.13	Return on Equity of 13.6% and Core Return on Equity* of 11.5%
Book Value per Share
and Adjusted Book
Value per Share* grew
meaningfully, while we
also returned more
than $1.9 billion in
capital to shareholders
and continued to make
strategic investments
in our business.

Underwriting
We are pleased to have generated underwriting income* of $1.0 billion pre-tax, despite elevated industrywide catastrophe losses and a personal lines operating environment that, while improving, was difficult during the year. Underlying underwriting income* (which is our underwriting income excluding the impact of catastrophes and net prior year reserve development) increased by more than 55% to $3.2 billion after-tax. Underlying underwriting income is a meaningful measure to assess business performance for the current year because this measure excludes catastrophes, which are unpredictable in nature and can only be managed over time, and prior year loss reserve development, which relates to the re-estimation of reserves recorded in prior years.

Expense Ratio
Our expense ratio decreased by 40 basis points to a record low 28.1%. Over the past five years, we have reduced our expense ratio by 200 basis points, or 7%, even after making important investments in ongoing and new strategic initiatives as we delivered on our objective of improving productivity and efficiency through technology investments and workflow enhancements. Importantly, at the same time, we have meaningfully increased our overall technology spend and improved the mix of our technology spend. Over the past five years, we have increased our spending on strategic initiatives by nearly 75%, while carefully managing growth in routine but necessary technology expenditures.

Execution of Our Marketplace Strategy
Net written premiums increased by 14% to a record $40.2 billion. Each of our operating segments contributed to this growth, with Business Insurance growing 16%, Bond & Specialty Insurance growing 3%
and Personal Insurance growing 13%.

Investment Performance	Our disciplined strategy and well-constructed portfolio positioned us to deliver very strong pre-tax net investment income of $2.9 billion.
Total Shareholder Return (TSR)
Our total return to shareholders for the one-, three- and five-year periods ended December 31, 2023 was approximately 4%, 45% and 79%, respectively. Our total return to shareholders for the one-, three- and five-year periods ended February 6, 2024, the date of the Compensation Committee meeting at which incentive compensation decisions were made with respect to the 2023 performance year,  was approximately  17%, 57% and 91%, respectively.

*     See “Annex A–Reconciliation of GAAP Measures to Non-GAAP Measures and Selected Definitions” on page A-1.
EXECUTIVE COMPENSATION

32	The Travelers Companies, Inc. | 2024 Proxy Statement
Another Year of Delivering on the Travelers Promise
Our long-term success depends not only on our business strategy and competitive advantages but also on keeping our promise to be there for our customers, communities and employees – or what we call the Travelers Promise. For this reason, we take an integrated approach to sustained value creation. Here are some of the ways we delivered on the
Travelers Promise in 2023:

Customers	Communities	Employees

•Responded to 1.8 million claims
or more than three claims per
minute.
•Despite an all-time high number
of industrywide catastrophe
events that spanned 47 states
and impacted 267 days, we
closed nearly 90% of all property
claims arising out of catastrophe
events within 30 days.
•The highest Net Promoter Score
amongst insurance carriers for
overall experience as measured
by Marsh McLennan for its
corporate segment.

•Donated more than $24 million
to our communities and a total of
approximately $234 million over
the past decade.
•Employees donated nearly $2.6
million to our communities
through company-wide
programs.
•Celebrated the 16th anniversary
of our Travelers EDGE program,
empowering students from
historically underrepresented
backgrounds.

•$128,000 median pay for full-time
employees (in the United States).
•$18/hour minimum wage (in the
United States).
•52,000 individuals covered under
Travelers’ medical plans.
•Nearly $600 million and $270
million provided for retirement
and medical costs, respectively.
•~54% women and 27% people of
color in our U.S. workforce.
•In each of the last ten years,
increased the percentage of
people of color in our workforce
and increased the percentage of
women and people of color in
management positions.

EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	33
2023 Performance-Based Compensation
When making the compensation decisions described below, the Compensation Committee considered the factors discussed above under “2023 Overview” and the substantial contributions made by the named executive officers in achieving these strong financial and operating results, as well as that our named executive officers individually performed at superior levels. In addition, the Compensation Committee considered relevant compensation information for our Compensation Comparison Group, each the individual executive’s experience and skill set and other relevant factors. The Compensation Committee also considered that, while the Company delivered very strong top- and bottom-
line results and core income and core income per diluted share increased year-over-year, core income and core income per diluted share were below plan, primarily due to elevated industrywide catastrophe losses. Based in part on these factors, the Compensation Committee determined that incentive compensation for the named executive officers should be set at levels lower than the prior year.

	Element	Chief Executive Officer	Other Named Executive Officers

PERFORMANCE- BASED CASH	Annual Bonus
•Mr. Schnitzer’s annual cash
bonus decreased from $6.8
million to $6.0 million year-over-
year, a decrease of 11.8%. Mr.
Schnitzer’s annual cash bonus
reflected the Company’s very
strong top- and bottom-line
results; the successful
execution of the Company’s
strategic plan; and Mr.
Schnitzer’s effective leadership
over many years, including this
year. As discussed above, Mr.
Schnitzer’s annual cash bonus
also reflected that core income
and core income per diluted
share were below plan,
primarily due to elevated
industrywide catastrophe
losses.

•The annual cash bonus for each of
Messrs. Frey, Kess and Toczydlowski
decreased by an average of 4.7%
compared to the prior year.
•Mr. Klein’s annual cash bonus decreased
by 8.0% compared to the prior year. Mr.
Klein’s annual cash bonus reflected his
effective leadership, Personal
Insurance’s excellent marketplace
execution in a challenging environment
and the strategic accomplishments of
Personal Insurance during the year. The
annual cash bonus also reflected the
impact on the Personal Insurance
segment’s financial results of an
operating environment that, while
improving, was difficult during the year.

PERFORMANCE- BASED EQUITY
	Long- Term Incentives	•Mr. Schnitzer’s annual equity award decreased from $14.25 million to $14.0 million year- over-year, a decrease of 1.8%.
•The annual equity award for Mr. Frey
was increased by $100,000 to
$2,500,000, or 3.13 times his base
salary, to increase his total direct
compensation relative to his peers at the
insurance companies included in the
Compensation Comparison Group.
•Consistent with the prior year, the annual
equity award for Mr. Kess was set at 3.0
times base salary.
•Consistent with the prior year, the annual
equity awards for each of Messrs.
Toczydlowski and Klein were set at 4.0
times base salary.

EXECUTIVE COMPENSATION

34	The Travelers Companies, Inc. | 2024 Proxy Statement
Consistent Performance Over Time
Our very strong results in 2023 build upon our exceptional results over the past decade. These results demonstrate the continued successful execution of our long-term financial strategy to create shareholder value.

STRATEGIC OBJECTIVE	TRAVELERS TEN-YEAR PERFORMANCE
Deliver superior returns on equity by leveraging our competitive advantages
Produced industry-leading return on equity
    with low levels of volatility
Increased dividends per share at an average
    annual rate of approximately 7%
Returned approximately $28 billion of excess
    capital to our shareholders
Increased our book value per share by 56% and
    our adjusted book value per share by 85%
Delivered a total return to shareholders of 165%

Generate earnings and capital substantially in excess of our growth needs
Thoughtfully rightsize capital and grow book value per share over time
The Company’s successful execution of this long-term financial strategy is demonstrated by the results we have achieved over time as discussed below, and our total return to shareholders over time, as discussed under “Achieved
Superior Total Return to Shareholders Over Time” on page 39.
Continued Profitability and Quality Underlying Underwriting Results

•Our business starts with risk selection,
underwriting and pricing segmentation.
•Our 2023 underlying underwriting income (or
“underwriting margin” excluding the impact of
catastrophes and net prior year reserve
development) increased year-over-year by
more than 55% to $3.2 billion after-tax. To put
these results in context, from 2012 to 2019,
annual underlying underwriting income averaged
$1.3 billion. In 2023, underlying underwriting
income exceeded $2.0 billion for the fourth
consecutive year and exceeded $3.0 billion for
the first time ever. Through higher business
volumes and continued strong profitability, we
have driven underlying underwriting income to a
new, higher level and sustained it at that level.
•This result reflects the success we have had
executing on our innovation strategy and
demonstrates the quality of our underwriting
and the discipline with which we run our
business.

UNDERLYING UNDERWRITING GAIN(1)
(in billions, after-tax)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.9
$1.3
$1.4
$1.4
$1.3
$1.2
$1.5
$1.4
$2.0
$2.3
$2.1
$3.2
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

(1)  Excludes the impact of net prior year reserve development and catastrophe losses.
The results we deliver are due to our deliberate and consistent approach to creating shareholder value. Our consistently articulated objective is to produce an appropriate return on equity for our shareholders over time. We emphasize that the objective is measured over time because we recognize that a long-term perspective is especially important in the property and casualty insurance industry where a short-term focus could create incentives for management to relax underwriting or investment standards to increase revenue and reported profit in the near term but create excessive risk for shareholders over the longer term. Moreover, results in the property and casualty insurance industry can vary significantly when measured year-to-year due to a variety of factors, including interest rates, reserve developments and weather, and success can only be measured over time and in the context of periods of financial crises, natural and man-
made catastrophes, pandemics and other anticipated and unanticipated developments impacting loss trends and through both general economic cycles and more extreme economic conditions. Accordingly, we believe that the right way to manage our business is with a long-term perspective and to create value over time. The Compensation
Committee believes that our compensation program should continue to reinforce this long-term perspective, as it has historically.
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	35
Average $1.3
Average $2.1
Strategic Focus in Light of Forces of Change
Shortly after Mr. Schnitzer was appointed Chief Executive Officer in 2015, the leadership team identified the forces of change impacting our industry – namely, changing consumer expectations, emerging technology trends, more sophisticated data and analytics and evolving distribution models. In light of these trends, the Company established key innovation priorities and invested in capabilities to advance those priorities. These investments are largely geared toward positioning the Company to grow the top-line at attractive returns and improve operating leverage.
While the primary measure that we use for managing the business is core return on equity, any strategy to deliver a leading return on equity over time requires a strategy to grow over time. To that end, we laid out a strategy to position the Company for profitable growth. We have faithfully and consistently executed on this strategy through various economic and market conditions.
The charts below illustrate this strategy at work and its compounding, multi-year benefit. We have more than doubled our rate of growth, sustained strong underlying underwriting margins and meaningfully lowered our expense ratio. That has resulted in record levels of underlying underwriting income, cash flow from operations and invested assets excluding net unrealized investment gains (losses).

ACCELERATING NET WRITTEN PREMIUM GROWTH	CONSISTENTLY STRONG UNDERLYING PROFITABILITY(3)(4)

IMPROVING EXPENSE RATIO	HIGHER UNDERLYING UNDERWRITING INCOME (AFTER-TAX)(4)

HIGHER CASH FLOW FROM OPERATIONS	GROWING INVESTED ASSETS(5)

(1)Represents growth from 2012 through 2016.
(2)Represents growth from 2016 through 2023.
(3)The combined ratio is used as an indicator of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit.  A combined ratio over 100% generally indicates an underwriting loss.
(4)Excludes the impact of catastrophes and prior year reserve development.
(5)Invested assets excludes net unrealized investment gains (losses).
EXECUTIVE COMPENSATION

36	The Travelers Companies, Inc. | 2024 Proxy Statement
$22.4B
$40.2B
2.7% CAGR1
93.0%
89.5%
AVG = 91.4%
AVG = 31.7%
28.1%
2012-2016
2012-2016
$1.3B
$3.2B
$3.7B
$7.7B
2012-2016
$69.7B
$92.8B
7.0% CAGR2
Improved 3.6 pts
+146%
+33%
+108%
Achieved a Superior Return on Equity
Our return on equity has meaningfully outperformed the average return on equity for the property and casualty industry in each of the past ten years.

•Our 2023 return on equity of 13.6% substantially
exceeded the average return on equity for the
domestic property and casualty industry in 2023 of
approximately 8.4%, as estimated by Conning, Inc.,
a global investment management firm. For 2023,
our return on equity comfortably covered our cost of
equity and exceeded the average 10-year treasury
by more than 950 basis points.
•Our average return on equity over the past decade
of 12.0% exceeded the average return on equity for
the domestic property and casualty industry of 7.0%
and the average return on equity for the property
and casualty companies in our Compensation
Comparison Group of 10%. We have posted a
double-digit return on equity in every year over the
last decade, except for 2017, a difficult catastrophe
year for the industry (with three hurricanes and
wildfires in California), in which we posted a 9%
return on equity. In  every one of those years we
comfortably covered our cost of equity. In addition,
over the past decade, our average return on equity
has exceeded the average 10-year treasury by an
average of more than 950 basis points.
•Our average return on equity over the past decade
has been accompanied by significantly less
volatility as compared to the average volatility for
the property and casualty insurers who are
members of our Compensation Comparison Group.
We believe that our performance over time
demonstrates the value of our competitive
advantages and the discipline with which we run
our business.

(1) 2023 Forecast: © 2024 Conning, Inc., as published in Conning’s Property-
Casualty Forecast & Analysis by Line of Insurance, 2023 Q4 edition. Used with permission. Historical data: © 2024 S&P Global Market Intelligence
LLC. Used with permission.

EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	37
(1)
(1)
Increased Book Value Per Share and Returned Significant Excess Capital to Our Shareholders
Over the last ten years, we meaningfully grew both book value per share and adjusted book value per share (which excludes the after-tax impact of unrealized gains and losses on investments) while at the same time continuing to invest meaningfully in our competitive advantages and returning substantial excess capital to shareholders.

•During 2023, our book value per share increased
by nearly 18%, primarily due to the impact of the
change in interest rates on the value of our fixed
income portfolio during the year. Because we
generally hold our fixed income investments to
maturity and maintain a very high-quality
investment portfolio, we manage based on adjusted
book value per share. Our adjusted book value
per share increased by 8% during 2023, while, at
the same time, we continued to make strategic
investments in our business and to return a
significant amount of excess capital to our
shareholders through dividends and share
repurchases.
•Over the last 10 years, the compound annual
growth rate of our book value per share was
approximately 4% and the compound annual
growth rate of our adjusted book value per
share was approximately 6%.

GROWING ADJUSTED BOOK VALUE PER SHARE[1]

$70.98
$75.39
$80.44
$83.36
$87.27
$92.76
$99.54
$109.76
$114.00
$122.90
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

(1) Excludes net unrealized investment gains (losses), net of tax, included in shareholders' equity.

•During 2023, we returned more than $1.9 billion in
capital to shareholders through dividends of $0.9
billion and share repurchases of $1.0 billion.
•Over the last 10 years, we have increased our
dividend each year and increased dividends per
share at an average annual rate of 7%.
•Since we began our current share repurchase
program in 2006, we have returned approximately
$55 billion of excess capital to shareholders
through dividends and share repurchases (at an
average price per share of $73.60).

GROWING DIVIDENDS PER SHARE

$2.15
$2.38
$2.62
$2.83
$3.03
$3.23
$3.37
$3.49
$3.67
$3.93
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

EXECUTIVE COMPENSATION

38	The Travelers Companies, Inc. | 2024 Proxy Statement
Achieved Superior Total Return to Shareholders Over Time
Strong financial results have led to outstanding total returns to shareholders over time (measured as the change in stock price plus the cumulative amount of dividends, assuming dividend reinvestment on the respective dividend payment dates).
When making compensation decisions for the year, the Compensation Committee considered that our total return to shareholders, including share price appreciation and dividends, was approximately 4%, 27% and 45% for the one, two and three years ended December 31, 2023, respectively, as compared to 9%, 14%, and 52% for the Compensation
Comparison Group, respectively. While we underperformed the S&P 500 on a total shareholder return basis in 2023, we outperformed the S&P 500 on a total shareholder return basis for the two- and three-year periods ended December 31,
2023, by approximately 24% and 12%, respectively.
The Compensation Committee also considered that total shareholder return is a measure of a company’s stock price performance that depends upon the market value of the company’s stock on a particular date. Because of the inherent volatility of the markets and the impact of short-term trading on a particular stock, a view of performance based on a stock price on a single, specific date can provide an incomplete picture. Accordingly, the Compensation Committee also considered that our total shareholder return for the one, two and three years ended as of the date of the Compensation
Committee meeting at which incentive compensation decisions were made was: 17%, 29% and 57%, respectively, placing the company at the 57th, 73rd, 40th percentile of our Compensation Comparison Group, respectively.
Finally, we measure our success in executing on our financial strategy over time. This long-term perspective is especially important in the property and casualty insurance industry where a short-term focus could create incentives for management to relax underwriting or investment standards to increase revenue and reported profit in the near term but create excessive risk for shareholders over the longer term. Moreover, results in the property and casualty insurance industry can vary significantly when measured year-to-year due to a variety of factors, and success can only be measured over time and in the context of periods of financial crises, natural and man-made catastrophes, pandemics and other anticipated and unanticipated developments impacting loss trends, and through both general economic cycles and more extreme economic conditions. Accordingly, we believe that the right way to manage our business is with a long-term perspective and to create value over time. Consequently, in assessing total shareholder return, the
Compensation Committee generally gives greater weight to performance over a longer period of time. With that in mind, the Compensation Committee also considered the graph below which compares our total return to shareholders since the 2008 financial crisis to our Compensation Comparison group, the S&P 500, the Dow 30 and the S&P 500 Financials.
For the period beginning January 1, 2008 (prior to the 2008 financial crisis) and ending December 31, 2023, our total shareholder return of more than 420% exceeded that of our Compensation Comparison Group, the Dow 30 Index, the
S&P 500 and the S&P 500 Financials.

(1) Represents the change in stock price plus the cumulative amount of dividends, assuming dividend reinvestment. For each year on the chart, total return is calculated with January 1, 2008 as the starting point and December 31 of the relevant year as the ending point. © Bloomberg Finance L.P. Used with permission of Bloomberg.

EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	39
Shareholder Engagement
The Company has taken a comprehensive and integrated
approach to its shareholder engagement efforts, including
with respect to its financial results, corporate strategy,
compensation practices and environmental, social and
governance matters. We continue to seek additional
opportunities to communicate directly with our investors
to discuss current and emerging trends and to hear
investor feedback. In 2023, the Company sought
meetings with shareholders representing approximately
52% of its outstanding shares and engaged with
shareholders representing more than 40% of its
outstanding shares.
With respect to executive compensation, the matters
discussed included:
•The design of the Company’s executive compensation
program;
•The Company’s pay-for-performance philosophy, which
is designed to reinforce a long-term perspective and to
align the interests of our executives with those of our
shareholders;
•That while the objectives and structure of our
compensation program have been stable over time
compensation levels vary significantly from year-to-
year and correlate with our results;
•The mix of the Company’s long-term equity
compensation program, including the use of stock
options;
•That certain of the proxy advisory firms apply their own
assumptions and methodology for valuing stock
options, which causes the value assigned by certain of
the proxy advisory firms to the options granted to our
senior executives to be significantly higher than the
value computed in accordance with generally accepted
accounting principles (“GAAP”) and reported by the
Company in its financial statements;
•The use of a discretionary bonus plan, given the
Compensation Committee’s belief, as discussed in
further detail above, that a formulaic approach to the
determination of performance-based compensation,
particularly in the property and casualty insurance
industry, could result in unintended consequences and
is not an appropriate substitute for the Compensation
Committee’s informed and thorough deliberation and
the application of its reasoned business judgment;
•The composition of the Company’s Compensation
Comparison Group selected by the Compensation
Committee, and how it differs from the Compensation
Comparison group selected by the proxy advisory
firms;
•That total shareholder return is a measure of a
company’s stock price performance that depends upon
the market value of the company’s stock at a particular
time. Because of the inherent volatility of the markets
and the impact of short-term trading on a particular
stock, a view of performance based on a stock price at
a particular time can provide an incomplete picture.
Moreover, reliance on total shareholder return is
inconsistent with the structure of our executive
compensation program, which relies on multiple
metrics in determining pay for performance and
considers performance over multiple time periods; and
•The actions we have taken over the years, based in
part, on investor feedback as described under
“Shareholder Engagement and Board
Responsiveness” on page 5 of this Proxy Statement.
In light of the numerous conversations the Company has
had with its largest shareholders and the results of the
Company’s advisory vote on executive compensation
over the years, the Company believes that a significant
majority of its shareholders are supportive of the design
and operation of the Company’s executive compensation
program.

Pay-for-Performance Philosophy

Our compensation program, the objectives and structure of which have been stable over time and aligned with our articulated financial strategy, is designed to reinforce a long-term perspective and align the interests of our executives with those of our shareholders. We measure our success in executing on our financial strategy over time. As noted
above, this long-term perspective is especially important in the property and casualty insurance industry where a short-
term focus could create incentives for management to relax underwriting or investment standards to increase revenue and reported profit in the near term but create excessive risk for shareholders over the longer term. Moreover, results in the property and casualty insurance industry can vary significantly when measured year-to-year due to a variety of factors, and success can only be measured over time and in the context of periods of financial crises, natural and man-
made catastrophes, pandemics and other anticipated and unanticipated developments impacting loss trends and through both general economic cycles and more extreme economic conditions. Accordingly, we believe that the right way to manage our business is with a long-term perspective and to create value over time.
EXECUTIVE COMPENSATION

40	The Travelers Companies, Inc. | 2024 Proxy Statement

Consistent with our longstanding pay-for-performance philosophy, the Compensation Committee believes that:
In addition, to a greater extent than
many of the companies included in our
Compensation Comparison Group, due
to the absence of time-based restricted
stock in our ongoing program, the
ultimate value of our named executive
officer compensation is performance-
based and is tied to operating results
and increases in shareholder value
over time.

When we generally exceed our performance goals and the named executive officers individually perform at superior levels in achieving that performance, total compensation for our executive officers should be set at superior levels compared to the compensation levels for equivalent positions in our Compensation Comparison Group.

When we do not generally exceed our performance goals or the named executive officers individually do not perform at superior levels, total compensation for these executives should be set at lower levels.

While the objectives and structure of our compensation program have been stable over time, compensation levels vary significantly from year-to-year and correlate with our results. The following chart illustrates the directional relationship for the past ten performance years (“PY”) between total direct compensation (consisting of paid salary, cash bonus and the fair value at grant of long-term incentives as reflected in the Supplemental Table on page 62 for the Chief Executive
Officer and the Company’s performance, as reflected by core return on equity (“ROE”)). As explained under “—
Objectives of Our Executive Compensation Program” below, the Compensation Committee believes that the effective management of catastrophes can only be evaluated over a longer period of time and that compensation levels should encourage a long-term perspective. Therefore, the Compensation Committee believes that, while catastrophe losses
(“CATs”) should impact compensation levels, compensation levels should reflect but not be as volatile from year-to-year as changes in financial results due to catastrophe losses.
CEO TOTAL DIRECT COMPENSATION AND ADJUSTED CORE ROE WITH CATS AT AVERAGE LEVEL
AND AS REPORTED(1)

CEO Comp ($M) (2)	$19.50	$19.10	$15.20	$13.90	$15.20	$17.75	$19.00	$20.70	$22.35	$21.45
Adjusted Core ROE	12.9%	11.9%	10.9%	9.6%	11.6%	9.1%	11.8%	14.8%	12.6%	15.6%
Reported Core ROE	15.5%	15.2%	13.3%	9.0%	10.7%	10.9%	11.3%	13.7%	11.3%	11.5%
Reported ROE	14.6%	14.2%	12.5%	8.7%	11.0%	10.5%	10.0%	12.7%	12.2%	13.6%
(1)The chart is intended to facilitate a year-to-year comparison of core return on equity by showing core return on equity both as reported and as adjusted to reflect the average level of catastrophe losses for the ten-year period ended December 31, 2023 in order to eliminate the volatility that undermines the comparison of period-to-period results. The average annual after-tax catastrophe losses for the ten-year period presented was $1.1 billion (reflecting a U.S. corporate income tax rate of 21% for the six years ended December 31, 2023 and a
U.S. corporate income tax rate of 35% for the prior four years). Actual catastrophe losses for each year are presented in Annex A.
(2)The total direct compensation for the CEO reflects the compensation paid to Mr. Schnitzer, our current Chief Executive Officer, for the performance years 2016 through 2023, and the compensation paid to Mr. Fishman, our former Chief Executive Officer, until December
2015, for the performance years 2014 and 2015.
Differences between total direct compensation for each performance year in the chart above and information included in the
“Summary Compensation Table” are discussed in “—Total Direct Compensation for 2021-2023 (Supplemental Table)” and “—
The Differences Between this Supplemental Table and the Summary Compensation Table” on page 62.
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	41

Objectives of Our Executive Compensation Program

With our overarching pay-for-performance philosophy in mind, the Compensation Committee has approved the following five primary objectives of our executive compensation program.

Objective

Link compensation to the achievement of our short- and long-term financial and strategic objectives
The Compensation Committee believes that a properly structured compensation system should measure and reward performance on multiple bases. To ensure an appropriate degree of balance in the program, the compensation system is designed to measure short- and long-term financial and operating performance, the efficiency with which capital is employed in the business, the effective management of risk, the achievement of strategic initiatives and the individual performance of each executive.
The Compensation Committee further believes that the most senior executives, who are responsible for the development and execution of our strategic and financial plans, should have the largest portion of their compensation tied to performance-
based incentives, including stock-based compensation, the ultimate value of which is dependent on the performance of our stock price over time and on our three-year core return on equity. Accordingly, the proportion of total compensation that is performance-based increases with successively higher levels of responsibility. In addition, in evaluating the Company’s overall performance, the Compensation
Committee considers that our business is subject to year-to-year volatility outside of management’s control, including natural and man-made catastrophic events. The
Compensation Committee believes that, because the impact of catastrophes in any given year can produce significant volatility, the effective management of catastrophes can only be evaluated over a longer period of time. As a result, although the Compensation Committee believes that the impact of catastrophes on the Company’s financial results should be reflected in its executive compensation decisions, the Compensation Committee does not believe it is appropriate for compensation levels to be subject to as much volatility year-to-year as may be caused by actual catastrophes.

Provide competitive compensation opportunities to attract, retain and motivate high- performing executive talent
Our overall compensation levels are designed to attract and retain the best executives in light of the competition for executive talent. We recognize that to continue to produce industry-leading results over time, we need to continuously cultivate that talent. We do so with competitive compensation programs that are designed to attract, motivate and retain our best people, development programs that foster personal and professional growth, and a focus on diversity and inclusion as a business imperative.
In addition, the Compensation Committee believes that, when we generally exceed our performance goals and the named executive officers individually perform at superior levels in achieving that performance, total compensation for these executive officers should be set at superior levels compared to the compensation levels for equivalent positions in our Compensation Comparison Group. When we do not generally exceed our performance goals or the named executive officers individually do not perform at superior levels, total compensation for these executives should be set at lower levels.
The Compensation Committee may also consider other relevant facts and circumstances in awarding compensation in order to attract, retain and motivate high-performing talent.

EXECUTIVE COMPENSATION

42	The Travelers Companies, Inc. | 2024 Proxy Statement

Objective

Align the interests of
management and
shareholders by paying
a substantial portion of
total compensation in
stock-based incentives
and ensuring that
executives accumulate
meaningful stock
ownership stakes over
their tenure

The Compensation Committee believes that the interests of executives and shareholders should be aligned. Accordingly, a significant portion of the total compensation for the named executive officers is in the form of stock-based compensation. The components of the annual stock-based compensation granted to the named executive officers in 2024 and 2023 were stock options and performance shares. Stock options provide value only if our stock appreciates, and performance shares vest only if a specified core return on equity threshold is met. In addition, as discussed below, senior executives are expected to achieve specified stock ownership targets. Both the portion of total compensation attributable to stock-based programs and the expected level of executive stock ownership increase with successively higher levels of responsibility.

Maximize, to the extent equitable and practicable, the financial efficiency of the overall compensation program
As part of the process of approving the initial design of incentive plans, or any subsequent modifications made to such plans, and determining awards under the plans, the Compensation Committee evaluates the aggregate economic costs and dilutive impact to shareholders of such compensation, the expected tax and accounting treatment and the impact on our financial results. The Compensation
Committee attempts to balance the various financial implications of each program to ensure that the system is as efficient as possible and that unnecessary costs are avoided.

Reflect established and evolving corporate governance standards
The Compensation Committee, with the assistance of our Human Resources
Department and the Compensation Committee’s independent compensation consultant, stays abreast of current and developing corporate governance standards and trends with respect to executive compensation and adjusts the various elements of our executive compensation program, from time to time, as it deems appropriate.

As a result of this process, the Compensation Committee has adopted the following practices, among others:

What We DO	What We DO NOT Do

Provide for a cap on the maximum cash bonus
opportunity with regard to our Chief Executive Officer
Maintain a robust share ownership requirement
Maintain clawback policies giving us the ability to
recover incentive awards from our executive officers
Prohibit hedging transactions as specified in our
securities trading policy
Prohibit pledging shares without the consent of the
Company (no pledges have been made)
Engage in extensive outreach and maintain a regular
dialogue with shareholders relating to the Company’s
governance, compensation and sustainability
practices
Engage an independent consultant that works directly
for the Compensation Committee and does not work
for management

  No excise tax “gross-up” payments in the event of a
change in control
  No tax “gross-up” payments on perquisites for named
executive officers
  No repricing of stock options and no buy-out of
underwater options
  No excessive or unusual perquisites
  No dividends or dividend equivalents paid on
unvested performance shares
  No above-market returns provided for in deferred
compensation plans
  No guaranteed equity awards or bonuses for named
executive officers

For a description of the duties of the Compensation Committee and its use of an independent compensation consultant, see “Governance of Your Company—Committees of the Board and Meetings—Compensation Committee” on page 14.
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	43

Compensation Elements and Decisions

With our pay-for-performance philosophy and compensation objectives discussed above as our guiding principles, we deliver annual executive compensation through the following elements:
2023 Compensation Mix(1)
CEO

7% Base Salary	28% Annual Cash Bonus	39% Performance Shares	26% Stock Options

Performance-Based Pay 93%
OTHER NEO AVERAGE

13% Base Salary	40% Annual Cash Bonus	28% Performance Shares	19% Stock Options

Performance-Based Pay 87%
(1)Pay mix of total direct compensation for the 2023 performance year as reported in the Supplemental Table on page 62.

CASH-BASED COMPENSATION	STOCK-BASED COMPENSATION

The Compensation Committee has determined that it is
appropriate for the allocation of compensation between
performance-based annual cash bonus and stock-based
long-term incentives to be somewhat more heavily
weighted towards cash bonus as compared to our
Compensation Comparison Group. The Compensation
Committee believes that this allocation is appropriate in
light of the fact that a higher percentage of the named
executive officers’ total compensation (and total direct
compensation) is performance-based as compared to
the peer average and peer median of the Compensation
Comparison Group. In particular, unlike a number of
other companies in our Compensation Comparison
Group that grant time-vesting restricted stock, annual
equity awards made to the named executive officers are
typically all performance-based.

Annual awards of stock-based compensation
are typically in the form of performance
shares and stock options. Because our
performance shares only vest if specified core
return on equity thresholds are met, and
because stock options provide value only if
our stock price appreciates, the
Compensation Committee believes that such
compensation is all performance-based; that
is, the compensation typically awarded
annually to our Chief Executive Officer and
other named executive officers generally does
not include awards that are earned solely due
to the passage of time without regard to
performance.

The following chart illustrates the mix of performance-based compensation to non-performance-based compensation of our Chief Executive Officer, compared to the chief executive officers of our Compensation Comparison Group.
EXECUTIVE COMPENSATION

44	The Travelers Companies, Inc. | 2024 Proxy Statement
Travelers CEO Pay Mix(1) and Peer Average CEO Pay Mix(2)
TRAVELERS CEO

7% Base Salary	28% Annual Cash Bonus	39% Performance Shares	26% Stock Options

Performance-Based Pay 93%
PEER CEO AVERAGE

8% Base Salary	12% Restricted Stock	24% Bonus	43% Performance Shares/units	13% Stock Options

Performance-Based Pay 80%
(1)Pay mix of total direct compensation for the 2023 performance year as reported in the Supplemental Table on page 62.
(2)Peer Average CEO Pay Mix reflects the pay mix of total direct compensation for our Compensation Comparison Group for their 2022 performance year (the most recent year for which data was publicly available) and was calculated by the Compensation Committee’s independent compensation consultant. As part of that calculation, the independent compensation consultant annualized special non-
recurring long-term incentive grants (for example, new hire, retention and promotion awards) to reflect an estimate of “per year” value when appropriate.
We also provide benefits and modest perquisites. In addition, from time to time, the Compensation Committee may make special cash or equity awards to one or more of our named executive officers. No special cash or equity awards were made to our named executive officers for the 2023 performance year.
Base Salary

Metrics
The Compensation Committee’s philosophy is to generally set base salary for executive officers at a level that is intended to be on average at or near the 50th percentile for equivalent positions in our Compensation Comparison Group.
Individual salaries may range above or below the median based on a variety of factors, including the potential impact of the executive’s role at the Company, the terms of the executive’s employment agreement, if any, the tenure and experience the executive brings to the position and the performance and potential of the executive in his or her role. Because salaries for executive officers are typically changed infrequently, at the time the Compensation
Committee increases the salaries of executives, such salaries on average may initially, and for a period of time following such increases, be higher than the 50th percentile of our Compensation Comparison Group on the basis that over time the average is expected to be at, or near, approximately the 50th percentile.
Base salaries are reviewed annually, and adjustments are made from time to time as the Compensation Committee deems appropriate to recognize performance, changes in duties and/or changes in the competitive marketplace.

Link To Strategy
The Compensation
Committee’s base salary
positioning supports the
attraction and retention of
high-quality talent, ensures
an affordable overall cost
structure and mitigates
excessive risk taking.

EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	45
Base Salaries
At its February 2024 meeting, the Compensation
Committee made no changes to the base salaries of the
named executive officers. At its February 2023 meeting,
the Compensation Committee increased Mr. Schnitzer’s
base salary by $150,000 in order to position Mr.
Schnitzer’s base salary more competitively when
compared to the other chief executive officers in our
Compensation Comparison Group. Prior to the
adjustment made to Mr. Schnitzer’s salary in February
2023, his base salary was at the approximately 30th
percentile of our Compensation Comparison Group,
based on the most recently available data as provided by
the Compensation Committee’s independent
compensation consultant. Following the February 2023
increase, the base salary for Mr. Schnitzer was
approximately 6.6% above the median dollar amount of
our Compensation Comparison Group, based on the
most recently available data as provided by the
compensation consultant. Other than the change to Mr.
Schnitzer’s  base salary,  no changes were  made to  the
base salaries of the other named executive officers at the
Compensation Committee’s February 2023 meeting.
The current base salaries for the named executive
officers are on average approximately 6% above the
median dollar amount of our Compensation Comparison
Group, based on the most recently available data as
provided by the Compensation Committee’s independent
compensation consultant.
Because salaries for executive officers are typically
changed infrequently, at the time the Compensation
Committee increases the salaries of executives who have
not received an increase in several years, such salaries
on average may initially, and for a period of time following such increases, be higher than the 50th percentile of our
Compensation Comparison Group indicated by the most
recently available data on the basis that over time the
average is expected to be at, or near, approximately the
50th percentile.
Annual Cash Bonus
The named executive officers are eligible to earn performance-based annual cash bonuses. The annual bonuses are based on the performance of the Company as a whole, taking into consideration performance against predetermined metrics as approved by the Board at the beginning of the year, as well as the individual performance of each executive.
The annual cash bonuses are designed to further our goals described under “—Objectives of Our Executive
Compensation Program”, including motivating and promoting the achievement of our short- and long-term financial and strategic objectives.
EXECUTIVE COMPENSATION

46	The Travelers Companies, Inc. | 2024 Proxy Statement

METRICS
The Compensation Committee evaluates a broad range of financial and non-financial metrics in awarding performance-
based incentives each year.
The Compensation Committee believes that a formulaic approach to the determination of performance-based compensation could result in unintended consequences and is not an appropriate substitute for the Compensation
Committee’s informed and thorough deliberation and the application of its reasoned business judgment. The
Compensation Committee believes that there is no substitute for understanding the Company’s results and how those results were achieved. The application of a formulaic approach could be particularly damaging in the property and casualty industry, where prudent risk management and long-term thinking are critically important, and where the impact of executive decisions are only evident over longer periods of time. The Compensation Committee’s believes that its current approach allows it to appropriately assess the quality of performance results and ensures that executives are not unduly rewarded, or disadvantaged, based purely on the application of a mechanical formula.
CORE RETURN ON EQUITY
Core return on equity is a principal factor in the Compensation Committee’s evaluation of the Company’s performance.
The Compensation Committee believes that core return on equity should not be viewed as a single metric. Rather, by being a function of both core income and shareholders’ equity (excluding unrealized gains and losses on investments), core return on equity is a function of both the Company’s income statement and balance sheet.
When evaluating core return on equity, the Compensation Committee considers:
•the Company’s cost of equity;
•recent and historical trends with respect to interest rates;
•recent and historical trends with respect to core return on equity for the Company;
•recent and historical trends with respect to return on equity for the domestic property and casualty insurance industry, including the industry peers included in the Compensation Comparison Group; and
•the significantly lower level of volatility with respect to the Company’s return on equity relative to the average volatility of the industry peers included in the Compensation Comparison Group.
ADDITIONAL METRICS
The Compensation Committee also evaluates the Company’s performance with respect to a wide range of other financial metrics included in the financial plan approved by the Board prior to the beginning of the year, including:
•Core income and core income per diluted share, and the metrics that contribute to those results, such as:
•earned premiums;
•investment income;
•insurance losses; and
•expense and capital management.
In evaluating performance against the metrics, however, the Compensation Committee does not use a formula or pre-
determined weighting, and no one metric is individually material other than core return on equity and core income.
In light of the Company’s objective to create shareholder value by generating significant earnings and taking a balanced approach to capital management, the Compensation Committee also reviews per share growth in book value and adjusted book value over time.
However, because (1) book value can be volatile due to, among other things, the impact of changing interest rates on the fair value of the Company’s fixed-income investment portfolio, and (2) the Company’s capital management strategy also emphasizes returning excess capital to shareholders, the Compensation Committee does not set a specific target for per share growth in book value or adjusted book value. Further, while it evaluates changes in book value and adjusted book value in the context of overall results, the Compensation Committee does not believe such changes, by themselves, are always the most meaningful indicators of relative performance.

Link To Strategy
Senior executives, as well as other employees with management responsibility, are encouraged to focus on multiple performance objectives that are important for creating shareholder value, including the quality and profitability of our underwriting and investment decisions, the pricing of our policies, the effectiveness of our claims management and the efficacy of our capital and risk management. In addition, senior executives are encouraged to focus on executing the Company’s ambitious innovation agenda to position the Company for continued success.

EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	47
Factors Considered in Awarding 2023 Bonuses
In determining the actual annual bonuses awarded, the
Compensation Committee considered a number of
factors, including:
Another year of strong top- and bottom-line results,
despite elevated industrywide catastrophe losses and a
personal lines operating environment that, while
improving, was difficult during the year;
The Company’s successful execution of its marketplace
strategies, including the growth of net written premiums
by 14% to a record $40.2 billion, with each of our
operating segments contributing to this growth.
Business Insurance grew 16%, Bond & Specialty
Insurance grew 3% and Personal Insurance grew 13%;
That even as we have improved our expense ratio to a
record low 28.1%, we continued to successfully
execute on our long-term strategy to “transform”
Travelers into the insurance company of the future
through our ambitious innovation agenda. Our ongoing
investments in improving productivity and efficiency
have allowed us to meaningfully increase the amount
we spend on technology and direct significantly more of
our technology dollars to strategic technology initiatives
while carefully managing growth in routine but
necessary technology expenditures;
The successful execution of the Company’s long-term
strategic plan for continued success in light of the
forces of change the Company has identified as
impacting the industry, as described under “—Strategic
Focus in Light of Forces of Change”, including by
leveraging the power of artificial intelligence;
The consolidated, business segment and/or investment
results relative to the various financial measures set
forth in our 2023 business plan that was established
and approved by the Board at the end of 2022;
Our thoughtful risk reward approach to catastrophe
management, which has resulted in favorable
catastrophe loss experience relative to our property
insurance market share over time;
Our Claim organization’s excellent performance in
delivering for our customers, including closing nearly
90% of all claims arising out of industrywide
catastrophe events within 30 days, despite an all-time
high number of catastrophe events that spanned 47
states and impacted 267 days in 2023;
Our success in establishing Travelers as a thought
leader in the ESG space, including our comprehensive
ESG reports and disclosures, which are consistent with
the standards and recommendations of the TCFD and
SASB;
Our successful execution of our comprehensive human
capital management strategies as evidenced by our
high employee tenure and low employee turnover rates,
which have returned to pre-pandemic levels, as well as
progress on the Company’s diversity and inclusion
initiatives;
Our performance relative to the companies in our
Compensation Comparison Group and other
companies in the property and casualty insurance
industry, with a particular emphasis on core return on
equity;
Compensation market practices as reflected by the
Compensation Comparison Group in the most recent
publicly available data;
The performance of the executive;
The tenure and compensation history of the executive;
and
The demonstration of leadership and teamwork and a
commitment to a culture of collaboration.
In addition, in connection with Mr. Schnitzer’s
compensation for the 2023 performance year, the
Compensation Committee also considered: (i) the
Company’s very strong top-and bottom-line results, (ii)
the successful development and execution over the past
eight years of the Company’s strategic plan for continued
success in light of the forces of change impacting the
industry, and (iii) Mr. Schnitzer’s effective leadership this past year and over many years. In addition, the
Compensation Committee considered Mr. Schnitzer’s
continued leadership role in the property and casualty
insurance industry, including his service as the Chairman
of the American Property and Casualty Insurance
Association (APCIA), the primary national trade
association for home, auto and business insurers.
The Compensation Committee generally weighs financial
performance measures, particularly core return on equity
and core income, and comparable compensation
information more heavily than other factors. In particular,
when assessing results, the Compensation Committee
considers the Company’s overall financial performance
relative to prior years’ performance, the financial plan, the performance of industry peers and, in the case of core
return on equity, the Company’s cost of equity and the
risk-free rate.
The achievement, or inability to achieve, any particular
financial or operational measure in a given year neither
guarantees, nor precludes, the payment of an award, but
is considered by the Compensation Committee as one of
several factors among the other factors noted above and
any additional information available to it at the time,
including market conditions in general. The
Compensation Committee does not use a formula or
assign any particular relative weighting to any
performance measure.
As discussed under “—Annual Cash Bonus—Metrics” on
page 47, the Compensation Committee believes that a
formulaic approach to compensation is not appropriate in
EXECUTIVE COMPENSATION

48	The Travelers Companies, Inc. | 2024 Proxy Statement
the property and casualty insurance industry and is not
an appropriate substitute for the Compensation
Committee’s informed and thorough deliberation and the
application of its reasoned business judgment as it would
not allow the Compensation Committee to assess the
quality of the performance results and could result in
negative unintended consequences. For example, a
formulaic bonus plan tied to revenue growth (a common
metric used in formulaic bonus plans) could create an
incentive for management to relax underwriting or
investment standards to increase revenue and reported
profit on a short-term basis, thereby driving higher short-
term bonuses, but create excessive risk for shareholders
over the longer term. This is of particular concern in the
property and casualty insurance industry due to the fact
that the “cost of goods sold” (that is, the amount of
insured losses) is not known at the time of sale and
develops over time — in some cases over many years.
Based in part on investor feedback, the Compensation
Committee has implemented a maximum cash bonus
opportunity for our Chief Executive Officer of $10 million.
2023 Financial Metrics,
Including Core Return on Equity Target
In evaluating the foregoing factors, the Compensation
Committee reviewed management’s progress in meeting
a broad range of financial and operational metrics
included in the 2023 financial plan approved by the Board
in December 2022. As discussed above, of the various
financial metrics evaluated by the Compensation
Committee, the Compensation Committee considered
core return on equity to be the most important metric in its evaluation of the Company’s annual performance, and it
reviewed other metrics in light of their contribution to the
Company’s core return on equity goals.
Core Return on Equity Target
In February 2023, the Compensation Committee
established specific targets for both: (1) core return on
equity and (2) adjusted core return on equity, which
excludes catastrophes and prior year reserve
development, if any, related to asbestos and
environmental coverages. In particular, the 2023 financial
plan targeted: (1) a core return on equity of 12.8% and (2)
an adjusted core return on equity of 18.2%.
One of management’s important responsibilities is to
produce an appropriate return on equity for our
shareholders and to develop and execute financial and
operational plans consistent with our financial goal of
achieving a superior core return on equity over time. We
emphasize that the objective is measured over time
because we recognize that interest rates, reserve
development and weather, among other factors, impact
our results from year to year, and that there are years —
or longer periods — and environments in which a mid-
teens return is not attainable and other years in which we
expect we will achieve or exceed a mid-teens return. In
all environments, the Company aspires to generate a
core return on equity that is industry leading.
The targeted returns for 2023 reflect that while interest
rates increased during the last couple of years, the higher
rates will take a number of years to earn into the fixed
income portfolio. The target for core return on equity also
assumed that catastrophes would be consistent with
normalized levels reflecting long-term historical
experience. In evaluating the appropriateness of the
target set for core return on equity, the Compensation
Committee considers our return on equity relative to the
Compensation Comparison Group, the U.S. property and
casualty insurance industry generally and our estimated
cost of equity. This relationship to industry returns, over
time, is described in the chart on page 37. As a result,
when the Board approved our 2023 financial plan, both
management and the Board believed the plan to be
reasonably difficult to achieve.
Notably, the Company’s financial plan—and thus its
targets—did not budget for any prior year reserve
development, positive or negative. As required, by GAAP,
the Company’s actuarial estimates of loss reserves as
included in the Company’s balance sheet always reflect
management’s best estimates of ultimate loss as of the
relevant date. As a result, when developing financial
plans, the Company does not budget for, or target, prior
year reserve development. Adjusted core return on equity
excludes prior year reserve development related to
asbestos and environmental coverages because, to a
significant degree, those items relate to policies that were written decades ago and, particularly in the case of
asbestos, arise to a significant extent as a result of court decisions and other trends that have attempted to expand
insurance coverage far beyond what we believe to be the
intent of the original parties. Accordingly, their financial impact is largely beyond the control of current
management.
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	49

FACTORS CONSIDERED BY THE COMPENSATION COMMITTEE WHEN ESTABLISHING TARGETS FOR 2023
For the reasons discussed above, the targets for 2023 for each of core return on equity and adjusted core return on equity did not include any prior year reserve development, either positive or negative. For 2022, core return on equity and adjusted core return on equity included 190 basis points and 290 basis points of prior year reserve development, respectively.

For 2023, our core return on equity and adjusted core return on equity compared to our targets were as follows:

CORE RETURN ON EQUITY	ADJUSTED CORE RETURN ON EQUITY(2)

(1)For the reasons discussed above, the 2023 targets for core return on equity and adjusted core return on equity did not include any prior year reserve development, either positive or negative. For 2022, core return on equity and adjusted core return on equity included 190 basis points and 290 basis points of prior year reserve development, respectively.
(2)Excludes catastrophes and prior year reserve development related to asbestos and environmental coverages.
As part of its evaluation of the 2023 results, the Compensation Committee considered that core return on equity was less than plan primarily due to an all-time high number of industrywide catastrophe events that spanned 47 states and impacted 267 days of the year. The Compensation Committee also assessed these results relative to the U.S. property and casualty insurance industry as a whole. In particular, the Company’s 2023 return on equity of 13.6% substantially exceeded the average return on equity for the domestic property and casualty industry of approximately 8.4%, as estimated by Conning.
Other Financial Metrics
In determining annual cash bonuses to be paid to the
named executive officers, the Compensation Committee
evaluates the Company’s performance with respect to not
only core return on equity, but also a broad range of other
financial metrics, including, among other things, core
income and core income per diluted share (and other
metrics that contribute to core income and core income
per diluted share, such as written and earned premiums,
investment income and expense management),  book
value per share and adjusted book value per share. In
2023, none of these other financial metrics was
individually material to 2023 compensation decisions. The
relevant targets for these other financial metrics were
included in the 2023 financial plan approved by the Board
at the end of 2022.
The following charts show actual 2023 core income, core
income per diluted share and adjusted core income,
which excludes prior year reserve development related to
asbestos and environmental (“A&E”) and catastrophes,
compared to the 2022 results and the corresponding
metrics contained in the Company’s 2023 financial plan.
Core income and Core income per diluted share
increased year-over-year but were lower than the
amounts contained in the Company’s financial plan,
primarily due to elevated industrywide catastrophe
losses. Adjusted core income, which excludes A&E and
catastrophes, exceeded the respective goal in the
Company’s financial plan.
EXECUTIVE COMPENSATION

50	The Travelers Companies, Inc. | 2024 Proxy Statement
(1)
(1)

FACTORS CONSIDERED BY THE COMPENSATION COMMITTEE WHEN ESTABLISHING TARGETS FOR 2023
For the reasons discussed above, the targets for 2023 for each of core income, core income per diluted share and adjusted core income did not include any prior year reserve development, either positive or negative. For
2022, core income, core income per diluted share and adjusted core income included $512 million, $2.12 and
$784 million of positive prior year reserve development, respectively.

CORE INCOME	CORE INCOME PER DILUTED SHARE	ADJUSTED CORE INCOME(3)
in billions		in billions
(1)For the reasons discussed above, the 2023 target for each of core income, core income per diluted share and adjusted core income did not include any prior year reserve development, either positive or negative. For 2022, core income, core income per diluted share and adjusted core income included $512 million,
$2.12 and $784 million of positive prior year reserve development, respectively.
(2)Actual core income and core income per diluted share for 2023 were below plan primarily due to $2.4 billion of catastrophe losses,  which were also elevated industrywide.
(3)Excludes catastrophes and prior year reserve development related to asbestos and environmental coverages.
Amount of 2023 Annual Cash Bonuses
At its February 2024 meeting, the Compensation Committee considered the quantitative and qualitative factors described above and the substantial contributions made by the named executive officers in achieving these strong financial and operating results, as well as that our named executive officers individually performed at superior levels. In addition, the Compensation Committee considered relevant compensation information for our Compensation
Comparison Group, each individual executive’s experience and skill set and other relevant factors. The Compensation
Committee also considered that, while the Company delivered very strong top- and bottom-line results and core income and core income per diluted share increased year-over-year, core income and core income per diluted share were below plan, primarily due to elevated industrywide catastrophe losses. Based in part on these factors, the
Compensation Committee determined that annual cash bonuses for the named executive officers should be set at levels lower than the prior year.

	Annual cash bonus	Change in annual cash bonus compared to 2022
Mr. Schnitzer	$6.0 million
Decreased by 11.8%. Mr. Schnitzer’s annual cash bonus reflected the Company’s very strong top- and bottom-line results; the successful execution of the Company’s strategic plan; and Mr.
Schnitzer’s effective leadership over many years, including this year. As discussed above, Mr.
Schnitzer’s annual cash bonus also reflected that core income and core income per diluted share were below plan, primarily due to elevated industrywide catastrophe losses.

Mr. Frey	$2.3 million	Decreased by an average of 4.7%.
Mr. Kess	$3.0 million
Mr. Toczydlowski	$2.7 million
Mr. Klein	$2.3 million
Decreased by 8.0%. Mr. Klein’s annual cash bonus reflected his effective leadership, Personal
Insurance’s excellent marketplace execution in a challenging environment and the strategic accomplishments of Personal Insurance during the year. The annual cash bonus also reflected the impact on the Personal Insurance segment’s financial results of an operating environment that, while improving, was difficult during the year.

EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	51
(1)
(1)
(1)
(2)
(2)
Long-Term Stock Incentives
The Compensation Committee believes that the interests of executives and shareholders should be closely aligned.
Accordingly, a significant portion of the total compensation for the named executive officers is in the form of stock-based long-term incentive awards.

Metrics
In determining the size of the total long-term
incentive opportunity, the Compensation Committee
considers a number of factors, including the factors
applied with regard to the determination of the
annual cash bonus award. Once the performance
share award has been granted, the number of
shares that a named executive officer will receive
upon vesting, if any, depends on the Company’s
attainment of specific financial targets related to core
return on equity. These targets, which are described
on page 55, are specified at the time the awards are
granted and, unlike the practice of most companies,
disclosed in advance to shareholders to enable a full
evaluation of the rigor of our performance goals and
how the performance schedule compares to our cost
of equity. The value provided by the stock options is
determined solely on the appreciation of the stock
price subsequent to the time of the award.

Link To Strategy
Long-term stock-based incentives ensure that
our executive officers have a continuing stake in
our long-term success and manage the
business with a long-term, risk-adjusted
perspective. In addition, senior executives are
encouraged to focus on executing the
Company’s ambitious innovation agenda to
position the Company for continued success.

Guidelines for the Allocation of Annual Equity Grants
The Compensation Committee, with advice from its independent compensation consultant, has developed guidelines for the allocation of annual grants of equity compensation between performance shares and stock options. Under the guidelines, the mix of long-term incentives, for the named executive officers, based on the grant date fair value of the awards, is approximately:

These allocations are intended to result in a mix of
annual long-term incentives that is sufficiently
performance-based and will result in:
•a large component of total compensation being
tied to the achievement of specific, multi-year
operating performance objectives and
changes in shareholder value (performance
shares); and
•an appropriate portion being tied solely to
changes in shareholder value (stock options).

The mix of annual long-term incentive compensation reflects the Compensation Committee’s judgment as to the appropriate balance of these incentives to achieve its objectives. While the aggregate grant date fair values of equity awards granted to the named executive officers consider both individual and Company performance, the mix of equity incentives awarded annually is fixed and generally does not vary from year-to-year. For a description of the equity awards granted in fiscal year 2023, refer to “—Grants of Plan-Based Awards in 2023” on page 65.
EXECUTIVE COMPENSATION

52	The Travelers Companies, Inc. | 2024 Proxy Statement
Annual Equity Grants
At its February 2024 meeting, the Compensation Committee determined to grant the named executive officers’ stock-
based long-term incentive awards as described in the chart below. In making that determination, the Compensation
Committee recognized that all of the named executive officers individually performed at superior levels and contributed substantially to our very strong 2023 operating and financial results despite elevated industrywide catastrophe losses and a personal lines operating environment that, while improving, was difficult during the year. The Compensation
Committee also considered the fact that a higher percentage of the named executive officers’ total compensation (and total direct compensation) is performance-based as compared to the peer average and peer median of the
Compensation Comparison Group.

	Stock-based long-term incentive award grant date fair value	Change in grant date fair value compared to awards granted in 2023
Mr. Schnitzer	$14.0 million	Decreased by $250,000.
Mr. Frey	$2.5 million
The annual equity award for Mr. Frey was increased by
$100,000, to increase his total direct compensation relative to his peers at the insurance companies included in the
Compensation Comparison Group.

Mr. Kess	3.0 times base salary	Consistent with the prior year.
Messrs. Toczydlowski and Klein	4.0 times base salary	Consistent with the prior year.
These equity awards approved for the named executive officers at the February 2024 meeting will be reflected in the
“Summary Compensation Table” in our Proxy Statement for our 2025 annual meeting.
At its February 2023 meeting, the Compensation Committee determined to grant the named executive officers’ stock-
based long-term incentive awards as described in the chart below. In making that determination, the Compensation
Committee recognized that all of the named executive officers individually performed at superior levels and contributed substantially to our very strong 2022 operating and financial results despite the significant industrywide headwinds that impacted our Personal Insurance segment and an elevated level of catastrophe losses for the year. The Compensation
Committee also considered the fact that a higher percentage of the named executive officers’ total compensation (and total direct compensation) is performance-based as compared to the peer average and peer median of the
Compensation Comparison Group.

	Stock-based long-term incentive award grant date fair value	Change in grant date fair value compared to awards granted in 2022
Mr. Schnitzer	$14.25 million	Increased by $1.35 million.
Messrs. Frey and Kess	3.0 times base salary	Consistent with the prior year.
Messrs. Toczydlowski and Klein	4.0 times base salary	Consistent with the prior year.
These equity awards approved for the named executive
officers at the February 2023 meeting are reflected in the
“Summary Compensation Table” on page 63.
The ultimate value of stock-based long-term incentive
awards at the time of vesting or, in the case of stock
options, exercise may be greater than or less than the
grant date fair value, depending upon our operating
performance and changes in the value of our stock price.
The grant date fair values of long-term incentive awards
are computed in accordance with the accounting
standards described in footnote (1) to the “Summary
Compensation Table” on page 63.
Consistent with our historical practice, 60% of the stock-
based long-term incentive awards were granted in the
form of performance shares and 40% of the stock-based
long-term incentive awards were granted in the form of
stock options in each of 2024 and 2023.
Performance Shares
Under our program for granting performance shares, we
may grant performance shares to certain of our
employees who hold positions of vice president (or its
equivalent) or above, including the named executive
officers. These awards provide the recipient with the right
to receive a variable number of shares of our common
stock based upon our attainment of specified
performance goals. The performance goals for
performance share awards granted in 2024 and 2023 are
based upon our attaining various adjusted returns on
equity over three-year performance periods commencing
January 1, 2024 and ending December 31, 2026, and
commencing January 1, 2023 and ending December 31,
2025, respectively (in each case, “Performance Period
Return on Equity”).
Performance Period Return on Equity represents the
average of the “Adjusted Return on Equity” for each of
the three calendar years in the performance period. The
“Adjusted Return on Equity” for each calendar year is
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	53
determined by dividing “Adjusted Core Income” by
“Adjusted Shareholders’ Equity” for the year, each as
defined in the Performance Share Awards Program and
described below. “Adjusted Core Income”, as defined in
the performance share awards granted in 2023 and 2024,
excludes the after-tax effects of:
•specified losses from officially designated
catastrophes;
•asbestos and environmental reserve charges or
releases;
•net realized investment gains or losses in the fixed
maturities and real estate portfolios;
•items that are unusual or infrequently occurring (or
both); and
•the cumulative effect of accounting changes and
federal income tax rate changes, charges for
amortization of goodwill to the extent goodwill is
amortized and exit or disposal costs, each as defined
by GAAP and each as disclosed in our financial
statements (including accompanying footnotes and
management’s discussion and analysis);
and is then reduced by the after-tax dollar amount for
expected “normal” catastrophe losses. In the first year of
the performance period, such expected “normal”
catastrophe losses are represented by a fixed amount set
forth in the terms of the performance shares ($1.58 billion
for 2023). In the two subsequent years of the
performance period, such fixed amount for catastrophes
is adjusted up or down by formula to reflect any increases
or decreases, as the case may be, in written premiums in
specified catastrophe-exposed commercial and personal
lines.
For the performance share awards granted in February
2023, “Adjusted Core Income” was also reduced by an
amount reflecting the historical level of credit losses (on
an after-tax basis) associated with our fixed-income
investments. The Compensation Committee believed this
reduction of Adjusted Core Income was appropriate
because credit losses in our fixed-income portfolio are
part of reported net income but not core income and thus,
absent making this reduction, would not be reflected in
Adjusted Core Income. Specifically, for the performance
share awards granted in February 2023, the annual
reduction was determined by multiplying a fixed factor
(expressed as 2.25 basis points) by the amortized cost of
the fixed maturity investment portfolio at the beginning of
each quarter during the relevant year in the performance
period and adding such amounts (on an after-tax basis)
for each year in the performance period. At its meeting in
February 2024, the Compensation Committee updated
the quarterly fixed adjustment factor applicable to the
2024 performance share awards to an amount equal to
0.31 basis points to reflect the actual average credit
losses for the past ten years.
“Adjusted Shareholders’ Equity” for each year in the
performance period is defined in the Performance Share
Awards Program as the sum of our total common
shareholders’ equity, as reported on our balance sheet as
of the beginning and end of the year (excluding net
unrealized appreciation or depreciation of investments
and adjusted as set forth in the immediately following
sentence), divided by two. In calculating Adjusted
Shareholders’ Equity, our total common shareholders’
equity as of the beginning and end of the year is adjusted
to remove the cumulative after-tax impact of the following
items during the performance period: (1) discontinued
operations and (2) the adjustments and reductions made
in calculating Adjusted Core Income.
The Compensation Committee selected Performance
Period Return on Equity as the performance measure in
the Performance Share Plan because the Compensation
Committee believes it is the best measure of return to
shareholders and efficient use of capital over a multi-year
period, as described further above under “—Pay-for-
Performance Philosophy” and “Objectives of Our
Executive Compensation Program”.
The Compensation Committee seeks to establish the
Performance Period Return on Equity standards such
that 100% vesting requires a level of performance over
the performance period that is expected to be in the top
tier of the industry.
In considering what would constitute such top tier
performance over a future three-year period, the
Compensation Committee considered:
•Recent and historical trends in return on equity for the
domestic property and casualty insurance industry,
including industry peers included in the Company’s
Compensation Comparison Group;
•Recent and historical trends in core return on equity for
the Company;
•Current and expected underwriting and investment
market conditions;
•The Company’s business plan and the Company’s cost
of equity;
•That performance is measured over a three-year
period and the plan and related award agreements do
not provide for adjustments to be made during the
performance period (other than in the case of
specifically enumerated events, such as changes in
corporate income tax rates and accounting changes).
Accordingly, there is uncertainty, particularly in the
second and third years of the performance period, and
what actually constitutes top-tier performance during
the performance period may differ from expectations
due to factors that impact the Company’s performance
objectives and are both difficult to forecast in advance
and are outside of the control of management. These
factors include, among others, changes in the level of
economic activity, interest rates and the competitive
environment for pricing;
EXECUTIVE COMPENSATION

54	The Travelers Companies, Inc. | 2024 Proxy Statement
•That, while interest rates increased during the last
couple of years: (i) the higher rates will take a number
of years to earn into the fixed income portfolio; (ii) our
financial goal of achieving a mid-teens core return on
equity over time will depend on interest rates returning
to more normal levels by historical standards for a
sustained period; and (iii) the ongoing objective of
achieving an industry-leading core return on equity
over any period, and in particular a short-or medium-
term period such as three years, would, in its view, be
reasonably difficult to achieve; and
•That the Company’s actuarial estimates reflect
management’s best estimates of ultimate loss as of the
relevant date and, accordingly, the Company’s financial
plans do not include any prior year reserve
development, positive or negative.
Accordingly, while the Compensation Committee does not
implement a formulaic calculation based on relative
performance, which it believes could result in over or
under compensation, it does set the Performance Period
Return on Equity standards after considering the level of
historical and expected performance that would constitute
superior returns relative to other companies in the
industry, including industry peers included in our
Compensation Comparison Group.
For performance shares granted in 2024 and 2023, the
number of shares that vest, if any, is contingent upon our
attaining Performance Period Return on Equity as
indicated in the following chart. Performance falling
between any of the identified points in the applicable
chart below will result in an interpolated vesting
percentage (for example, a Performance Period Return
on Equity of 9% will yield a vesting of 83.3% for the
performance shares granted in 2023 and 66.7% for the
performance shares granted in 2024).
PERFORMANCE PERIOD RETURN ON EQUITY STANDARDS

		Performance Period Return on Equity for Performance Shares
	Vesting Percentage	Granted in 2023	Granted in 2024
Threshold	0%	<8.0%	<8.0%
	50%	8.0%	8.0%
	75%	8.5%	9.5%
	100%	10.0%	11.0%
	120%	11.0%	11.5%
	140%	12.0%	12.5%
	160%	13.0%	13.0%
	180%	14.5%	14.5%
Maximum	200%	16.0%	16.0%
In setting the Performance Period Return on Equity of
10.0% that is required for 100% vesting of the
performance shares granted in 2023, the Compensation
Committee considered that, in each case, a Performance
Period Return on Equity of 10% would meaningfully
exceed the average return on equity for the domestic
property and casualty insurance industry of 6.6% for
2021, and 4.5% for 2022, respectively. In addition, the
Compensation Committee considered that a Performance
Period Return on Equity of 10% would exceed our cost of
equity and meaningfully exceed the actual average return
on equity for the domestic property and casualty industry
for the immediately preceding ten years. See the chart on
page 37 which shows the historical returns on equity for
the Company and the domestic property and casualty
insurance industry.
Because the performance shares are a long-term
incentive intended to align a significant portion of our
executives’ compensation with return on equity objectives
over time, the Compensation Committee generally seeks
to maintain consistency in the Performance Period Return
on Equity standards from year-to-year. However, the
Compensation Committee does from time to time make
adjustments if it determines that there have been
significant changes in the returns that it expects will
constitute top-tier performance.
In setting the Performance Period Return on Equity levels
for the performance shares granted in February 2023, the
Compensation Committee decided not to make any
changes to the Performance Period Return on Equity
standards as compared to the levels for the performance
shares granted in 2022.
In setting the Performance Period Return on Equity levels
for the performance shares granted in February 2024 the
Compensation Committee determined, based in part on
the advice of its independent compensation consultant, to
raise the levels of Performance Period Return on Equity
required to achieve vesting percentages between 75%
and 100% by 100 basis points and to raise the levels of
Performance Period Return on Equity required to achieve
vesting percentages between 120% and 140% by 50
basis points, in each case as compared to the levels for
the performance shares granted in February 2023. The
Compensation Committee did not make any changes to
the vesting percentages for a Performance Period Return
on Equity required to achieve vesting percentages above
160% as compared to the levels for the performance
shares granted in February 2023.
In making these decisions with respect to the
performance shares granted in February 2024, the
Compensation Committee considered that:
•Performance Period Return on Equity of 11% required
for 100% vesting would meaningfully exceed our cost
of equity and the ten-year treasury as of December 31,
2023, as well as the actual average return on equity for
the domestic property and casualty industry for the
immediately preceding ten years of 7%;
•While interest rates increased during the last couple of
years, this increase will take a number of years to earn
into the fixed income portfolio; and over the next three
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	55
years, approximately a third of our long-term fixed
income portfolio will turn over; and
•The impact of the fixed income benefit due to higher
interest rates declines and underwriting income
becomes a larger driver of Performance Period Return
on Equity as Performance Period Return on Equity
increases.
To support our recruitment and retention objectives and to
encourage a long-term focus on our operations, the
performance shares vest subject to both the satisfaction
of the requisite performance goals and the participant
meeting specified service period criteria. The program
provides for accelerated vesting and/or waiver of service
requirements in the event of death, disability or a
qualifying “retirement,” as defined in the awards.
In the event of a participant’s voluntary termination for
“good reason” or involuntary termination without “cause”
within 24 months following a change in control of the
Company, the service vesting requirements with respect
to the performance share grants will be waived.
Further, under his employment agreement, Mr. Schnitzer
is entitled to conversion of all of his performance shares
into time-vesting awards upon a change in control and he
is entitled to accelerated vesting of all of his equity
awards if his equity awards are not assumed by the
surviving entity following a change in control or in the
event of a voluntary termination for “good reason” or an
involuntary termination without “cause” (each as defined
in his employment letter) within 24 months following a
change in control of the Company. These provisions are
included to minimize the potential influence of the
treatment of these equity awards in connection with a
change in control on Mr. Schnitzer’s and our other
executives’ decision-making processes and to conform
the terms of our program more closely to compensation
practices among our peers. The Compensation
Committee believes that these provisions will enhance
Mr. Schnitzer’s and our other executives’ independence
and objectivity when considering a potential transaction.
These provisions are described in more detail under “—
Potential Payments to Named Executive Officers Upon
Termination of Employment or Change in Control—
Summary of Key Agreements—Mr. Schnitzer’s
Employment Letter”.
New performance share cycles commence annually and
overlap one another, helping to foster retention and
reduce the impact of the volatility in compensation
associated with changes in our annual return on equity
performance. Dividend equivalent shares are paid only
when and if performance shares vest, and are paid, in
shares, at the same vesting percentage as the underlying
performance shares.
Payment of Performance Shares Granted for the
2021-2023 Period
In February 2024, the Compensation Committee
reviewed and subsequently certified the results for the
performance shares granted to the named executive
officers in 2021.
Payout of shares under these performance share awards
was subject to attaining specified adjusted returns on
equity over the three-year performance period
commencing on January 1, 2021 and ending on
December 31, 2023. The adjusted return on equity for
such performance period was 13.7%, which resulted in
the vesting of the performance shares at 169.3%.
Stock Options
All stock options are granted with an exercise price equal
to the closing price of the underlying shares on the date
of grant. Our annual award of stock options generally
vests 100% three years after the date of grant and has a
maximum expiration date of ten years from the date of
grant. The named executive officers are entitled to
accelerated vesting of their stock options following a
qualified retirement, death or disability or in the event of a voluntary termination for “good reason” or involuntary
termination without “cause” within 24 months following a
change in control of the Company. For a description of
other vesting events see “—Potential Payments to
Named Executive Officers Upon Termination of
Employment or Change in Control”.
Other Compensation
Pension Plans
We provide retirement benefits as part of a competitive
pay package to retain employees. Specifically, we
currently offer U.S. employees a tax-qualified defined
benefit plan with a cash-balance formula, with some
legacy participants accruing benefits under a final
average pay formula. Also, a number of employees and
executives participate or have accrued benefits in other
pension plans which are frozen as to new participants
and/or new accruals. Under the cash-balance formula,
each enrolled employee has a hypothetical account
balance, which grows with interest and pay credits each
year.
In addition, we sponsor a non-qualified excess benefit
retirement plan that covers U.S. employees whose tax-
qualified plan benefit is limited by the Internal Revenue
Code with respect to the amount of compensation that
can be taken into account under a tax-qualified plan. The
non-qualified plan makes up for the benefits that cannot
be provided by the qualified plan as a result of those
Internal Revenue Code limits by using the same cash-
balance pension formula that applies under the qualified
plan.  The  purpose of  this  plan  is  to  ensure  that
EXECUTIVE COMPENSATION

56	The Travelers Companies, Inc. | 2024 Proxy Statement
employees who receive retirement benefits only through
the qualified cash-balance plan and employees whose
qualified plan benefit is limited by the Internal Revenue
Code are treated substantially the same. The details of
the existing plans are described more fully under “—Post-
Employment Compensation—Pension Benefits for 2023”
on page 68.
Deferred Compensation
In the United States, we offer a tax-qualified 401(k) plan
to employees and a non-qualified deferred compensation
plan to employees who hold positions of vice president or
above. Both plans are available to the named
executive officers.
The non-qualified deferred compensation plan allows an
eligible employee to defer receipt of a portion of his or her salary and/or annual bonus until a future date or dates
elected by the employee. This plan provides an additional
vehicle for employees to save for retirement on a tax-
deferred basis. The deferred compensation plan is not
funded by us and does not provide preferential rates of
return. Participants have only an unsecured contractual
commitment by us to pay amounts owed under that plan.
For further details, see “—Post-Employment
Compensation—Non-Qualified Deferred Compensation
for 2023” on page 70.
Other Benefits
We also provide other benefits described below to our
named executive officers, which are not tied to any
performance criteria. Rather, these benefits are intended
to support objectives related to the attraction and
retention of highly skilled executives and to ensure that
they remain appropriately focused on their job
responsibilities without unnecessary distraction.
Personal Security
We have established a security policy in response to a
study prepared by an outside consultant that analyzed
security risks to our Chief Executive Officer based on a
number of factors, including travel patterns, past security
threats and the evolving security environment. This
security policy is periodically reviewed by an outside
security consultant. In accordance with the security
policy, a Company car and driver or other ground
transportation arrangements are provided to our Chief
Executive Officer for business and personal travel. These
ground transportation services provide the necessary
security for, and maintain the health and safety of, our
Chief Executive Officer and enable him to conduct
business on behalf of the Company while in transit. The
methodologies we use to value the personal use of a
Company car and driver and other ground transportation
arrangements as a perquisite are described in footnote
(5) to the “Summary Compensation Table”. In 2023, the
aggregate incremental cost for personal use of a
Company car and driver and other ground transportation
provided pursuant to our security policy for our Chief
Executive Officer was $26,183.
Pursuant to the security policy, our Chief Executive
Officer uses our aircraft for business and personal air
travel. Use of our Company aircraft provides the
necessary security for, and maintains the health and
safety of, our Chief Executive Officer and enables him to
be immediately available to respond to business priorities
from any location and to use his travel time productively
for the Company’s benefit. Our Chief Executive Officer
reimburses the Company for personal travel on our
aircraft in an amount equal to the incremental cost to the
Company associated with such personal travel, provided
that the amount does not exceed the maximum amount
legally payable under FAA regulations, in which case our
Chief Executive Officer reimburses such
maximum amount.
In addition, under the security policy described above, we
provide our Chief Executive Officer with additional home
security enhancements and other protections. The
methodology we use to value the incremental costs of
providing additional home security enhancements and
other protections to our Chief Executive Officer is the
actual cost to us of home security and other equipment or
other personal security protection and any other
incremental related expenses. In 2023, the aggregate
incremental cost of security for our Chief Executive
Officer was $243,788 as shown in footnote (5) to the
“Summary Compensation Table”, primarily related to
security upgrades recommended by the Company’s
outside security consultant. Our Chief Executive Officer is
responsible for all taxes due on any income imputed to
him in connection with his personal use of Company-
provided transportation and other security related
protections.
Other Transportation on Company Aircraft
We also on occasion provide transportation on Company
aircraft for spouses or others, although under SEC rules,
such spousal or other travel may not always be
considered to be directly and integrally related to our
business. Consistent with past practice, we only
reimburse the named executive officers for any tax
liabilities incurred with respect to travel by spouses or
others if such travel is considered directly and integrally
related to business.
Health Benefits; Treatment of Higher Paid and Lower
Paid Employees
We subsidize health benefits more heavily for lower paid
employees as compared to higher paid employees, such
as the named executive officers. Accordingly, our higher
paid employees pay a significantly higher percentage of
the cost of their health benefits than our lower paid
employees.
Financial and Tax Planning
We offer financial and tax planning services to our named
executive officers. In addition to ensuring that
management attention is preserved for Company
business, providing tax and financial planning services to
executives promotes compliance with tax reporting.
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	57

Additional Compensation Information

Compensation Comparison Group

Our Compensation Comparison Group includes:

Key competitors in the property and casualty insurance industry —	General financial services and life and health insurance companies of relatively similar size and complexity —

•American International Group, Inc. (AIG) •Allstate Corporation (ALL) •Chubb Ltd. (CB) •Hartford Financial Services Group (HIG) •Progressive Corporation (PGR)	•Aflac (AFL) •American Express (AXP) •Bank of New York Mellon (BK) •Humana (HUM)	•Lincoln National (LNC) •Marsh & McLennan (MMC) •MetLife Inc. (MET) •Prudential Financial Inc. (PRU)
We regard these companies as potential competition for executive talent.

As of December 31, 2023, the Company’s net income and revenue were at approximately the 47th percentile and the
38th percentile of the Compensation Comparison Group, respectively, and its market cap was at 91% of the median of the Compensation Comparison Group. The Compensation Committee reviews the composition of our peer group annually to ensure that the companies constituting the peer group continue to provide meaningful and relevant compensation comparisons. The Compensation Committee did not make any changes to our Compensation
Comparison Group in 2023 as a result of this review.
Non-Competition Agreements
All members of our Management Committee, including
the named executive officers, have signed non-
competition agreements. The agreements provide that,
upon an executive’s termination of employment, we may
elect to, and in the event of Mr.  Schnitzer’s voluntary
termination for “good reason” or involuntary termination
without “cause” within the 24-month period following a
change in control, we have elected to, impose a six-
month non-competition obligation upon the executive that
would preclude the executive, subject to limited
exceptions, from (1) performing services for or having any
ownership interest in any entity or business unit that is
primarily engaged in the property and casualty insurance
business or (2) otherwise engaging in the property and
casualty insurance business. This restriction will apply in
the United States and any other country where we are
physically present and engaged in the property and
casualty insurance business as of the executive’s
termination date.
If we elect to enforce the non-competition terms, and the
executive complies with all of the obligations under the
agreement, then the executive will be entitled to:
•receive a lump sum payment at the end of the six-
month restricted period equal to the sum of (1) six-
months’ base salary plus (2) 50% of the executive’s
average annual bonus for the prior two years plus (3)
50% of the aggregate grant date fair value of the
executive’s average annual equity awards for the prior
two years; and
•reimbursement for the cost of continuing health
benefits on similar economic terms as in place
immediately prior to the executive’s termination date
during the six-month non-competition period or
payment of an equivalent amount, payable at the end
of the six-month restricted period.
Timing and Pricing of Equity Grants
The Compensation Committee typically makes annual
awards of equity at its first regularly scheduled meeting of the year, which is usually held in early February. This
meeting date is typically set a few years in advance as
part of the Board’s annual calendar of scheduled
meetings. The Compensation Committee has in the past,
and may in the future, make limited grants of equity on
other dates in order to retain key employees, to
compensate an employee in connection with a promotion
or to compensate newly hired executives for equity or
other benefits lost upon termination of their previous
employment or to otherwise induce them to join us.
Under our Governance Guidelines, the Compensation
Committee may make off-cycle equity grants only on
previously determined dates in each calendar month,
which will be either (1) the date of a regularly scheduled
Board or Compensation Committee meeting, (2) the next
succeeding 15th day of the calendar month (or if the 15th
EXECUTIVE COMPENSATION

58	The Travelers Companies, Inc. | 2024 Proxy Statement
is not a business day, the business day immediately
preceding the 15th) or (3) in the case of grants in
connection with new hires and/or promotions, on, or
within 15 days of, the first day of employment or other
personnel change. The grant date of equity grants to
executives is the date of Compensation Committee
approval. As discussed above, the exercise price of stock
option grants is the closing market price of our common
stock on the date of grant.
As discussed under “Governance of Your Company—
Committees of the Board and Meetings—Compensation
Committee” on page 14, the Compensation Committee
has delegated to the Chief Executive Officer, subject to
the prior written consent of our Executive Vice President
and General Counsel, the authority to make limited “off-
cycle” grants to employees who are not Committee
Approved Officers on the grant dates established by our
Governance Guidelines. For these grants, as discussed
above, the grant date is the date of such approval, and
the exercise price of all stock options is the closing
market price of our common stock on the date of grant.
Under the 2023 Stock Incentive Plan, stock options
cannot be “repriced” unless such repricing is approved by
our shareholders. See “Governance of Your Company—
Dating and Pricing of Equity Grants” on page 22.
We monitor and periodically review our equity grant
policies to ensure compliance with plan rules and
applicable law. We do not have a program, plan or
practice to time our equity grants in coordination with the
release of material, non-public information. In 2023, we
did not grant equity awards to any of our named
executive officers within four business days before or one
business day after the release of material, non-public
information.
Severance and Change in Control Agreements
All of our current senior executives, other than
Mr. Schnitzer, are covered by our severance plan.
Mr. Schnitzer’s letter agreement, discussed at greater
length below under “—Potential Payments to Named
Executive Officers Upon Termination of Employment or
Change in Control—Summary of Key Agreements” on
page 74, contains severance benefits that are triggered
under some circumstances, including some
circumstances related to a change in control of the
Company.
Each of our named executive officers, other than
Mr. Schnitzer, has entered into an agreement with us
pursuant to which the named executive officer is granted
enhanced severance benefits in exchange for agreeing to
non-solicitation and non-disclosure provisions. Under the
terms of such agreements, these named executive
officers are eligible to receive a severance benefit if they are involuntarily terminated due to a reduction in force or
for reasons other than “cause” or if they are asked to take
a substantial demotion. The terms of these agreements
are described more fully under “—Potential Payments to
Named Executive Officers Upon Termination of
Employment or Change in Control—Summary of Key
Agreements” on page 74.
In addition, based on the advice of the Compensation
Committee’s independent compensation consultant and
consistent  with  market  practice,    the  equity  awards
provide for waiver of service vesting conditions in the
event of a voluntary termination for “good reason” or an
involuntary termination without “cause” within 24 months
of a change in control.
The Compensation Committee believes that these
severance agreements and, in some circumstances,
change in control arrangements are necessary to attract
and retain the talent necessary for our long-term success.
The Compensation Committee also believes that these
severance and change in control programs allow our
executives to focus on duties at hand and provide
security should their employment be terminated as a
result of an involuntary termination without cause or a
constructive discharge or following a change of control,
as applicable. For these reasons, and based on advice of
the Compensation Committee’s independent
compensation consultant, the Compensation Committee
believes that these arrangements are appropriate and
consistent with similar provisions agreed to by members
of our Compensation Comparison Group and their
executive officers.
None of the severance and change in control agreements
with the named executive officers include excise tax
gross-up protections.
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	59
Stock Ownership Guidelines, Anti-Hedging and Pledging Policies, and Other
Trading Restrictions
We maintain an executive stock ownership policy under which executives are expected to accumulate and retain specified levels of ownership of our equity securities until termination of employment, so as to further align the interests of management and shareholders. The Compensation Committee developed this policy based in part on an analysis of policies instituted at our peer competitors and in response to feedback received from our shareholders.
Under the policy, executives have target ownership levels as follows:

Rank	Target Stock Ownership Level
CEO	600% of base salary
Other Named Executive Officers	300% of base salary

What We Count Toward the Requirement	What We DO NOT Count Toward the Requirement

Shares held directly by the executive Shares held indirectly through our 401(k) Savings Plan or deferred compensation plan	Unexercised stock options Unvested performance shares

As of December 31, 2023, each of our named executive officers was in compliance with our stock ownership policy.

The policy provides that executives who have not achieved these levels of stock ownership are expected to retain at least 50% of the shares acquired upon exercising stock options or upon the vesting of restricted stock, restricted stock units or performance shares (other than shares used to pay the exercise price of options and withholding taxes) until the requirements are met.

We have a securities trading policy that sets forth
guidelines and restrictions applicable to employees’ and
directors’ transactions involving our stock. Among other
things, this policy prohibits our employees and directors
from engaging in short-term or speculative transactions
involving our stock, including purchasing our stock on
margin, short sales of our stock (that is, selling stock that is not owned and borrowing shares to make delivery),
buying or selling puts, calls or other derivatives related to our stock and arbitrage trading or day trading of our
stock. Directors and executive officers are not allowed to
pledge Company stock without the consent of the
Company, and no shares beneficially owned by them are
pledged.
Recapture/Forfeiture Provisions
Our Board has adopted a policy requiring the
reimbursement and/or cancellation of all or a portion of
any incentive cash bonus or stock-based incentive
compensation awarded to members of our Management
Committee or other officers who are subject to Section 16
of the Exchange Act when the Compensation Committee
has determined that all of the following factors are
present:
•the award and/or payout of an award was predicated
upon the achievement of financial results that were
subsequently the subject of a restatement;
•the employee engaged in fraud or willful misconduct
that was a significant contributing factor in causing the
restatement; and
•a lower award and/or payout of an award would have
been made to the employee based upon the restated
financial results.
Incentive compensation is granted subject to the policy
that, in each such instance described above, the
Company will, to the extent permitted by applicable law
and subject to the discretion and approval of the
Compensation Committee, taking into account such facts
and circumstances as it  deems appropriate, including the
costs and benefits of doing so, seek to recover the
employee’s cash bonus and/or stock-based incentive
compensation paid or issued to the employee in excess
of the amount that would have been paid or issued based
on the restated financial results. If the Compensation
Committee determines, however, that, after recovery of
an excess amount from an employee, the employee is
nonetheless unjustly enriched, it may seek recovery of
EXECUTIVE COMPENSATION

60	The Travelers Companies, Inc. | 2024 Proxy Statement
more than such excess amount up to the entire amount of
the bonus or other incentive compensation.
In addition, in 2023, in accordance with the Dodd-Frank
Wall Street Reform and Consumer Act, the Board
adopted an additional compensation recovery policy
applicable to executive officers and the principal
accounting officer in the event the Company is required to
prepare an accounting restatement. This clawback policy
is applicable to all incentive compensation awarded
based on the achievement of a financial reporting
measure, including the performance shares. All
compensation received on or after October 2, 2023 and
during the three completed fiscal years immediately
preceding the date the Company concludes it must
prepare a restatement is subject to recovery pursuant to
the policy.
In addition, under the terms of our executive equity award
agreements, in the event that the employment of an
executive,  including  the  named  executive  officers,  is
terminated for gross misconduct or for cause, as
determined by the Compensation Committee, all
outstanding vested and unvested awards are cancelled
upon his or her termination.
Further, in connection with equity awards, the named
executive officers and other recipients of equity awards
are parties to an agreement that provides for the
forfeiture of unexercised or unvested awards and the
recapture by us of any compensatory value, including any
amount included as compensation in his or her taxable
income, that the former executive received or realized by
way of payment, exercise or vesting during the period
beginning 12 months prior to the date of termination of
employment with us, and ending 12 months after the date
of the termination of employment with us, if during the 12-
month period following his or her termination, the
executive breaches certain restrictive covenants
regarding confidentiality or non-solicitation.
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	61

Total Direct Compensation for 2021-2023 (Supplemental Table)

The following table shows the base salary actually earned during each of the last three years as well as annual cash bonuses paid and equity awards granted to our named executive officers in February in respect of the immediately preceding performance year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Equity Awards ($)	Total ($)	Increase/ (Decrease) from Prior Year (%)
Alan D. Schnitzer Chairman and Chief Executive Officer	2023	1,450,000	6,000,000	14,000,000	21,450,000	(4)
	2022	1,300,000	6,800,000	14,250,000	22,350,000	8
	2021	1,300,000	6,500,000	12,900,000	20,700,000	9
Daniel S. Frey Executive Vice President and Chief Financial Officer	2023	800,000	2,280,000	2,500,000	5,580,000	—
	2022	787,692	2,400,000	2,400,000	5,587,692	6
	2021	737,739	2,300,000	2,250,000	5,287,739	8
Gregory C. Toczydlowski Executive Vice President and President, Business Insurance	2023	850,000	2,720,000	3,400,000	6,970,000	(1)
	2022	825,385	2,835,000	3,400,000	7,060,385	8
	2021	750,000	2,725,000	3,080,000	6,555,000	23
Avrohom J. Kess Vice Chairman and Chief Legal Officer	2023	950,000	2,970,000	2,850,000	6,770,000	(2)
	2022	937,692	3,125,000	2,850,000	6,912,692	5
	2021	900,000	3,000,000	2,700,000	6,600,000	4
Michael F. Klein Executive Vice President and President, Personal Insurance	2023	800,000	2,300,000	3,200,000	6,300,000	(3)
	2022	775,385	2,500,000	3,200,000	6,475,385	6
	2021	700,000	2,500,000	2,900,000	6,100,000	23
The Purpose Behind This Supplemental Table
This Supplemental Table has been included to provide investors with additional compensation information for the last three performance years. As part of reaching its compensation decisions for a performance year, the Compensation
Committee refers to this data. Accordingly, this supplemental information enables investors to better understand the actions of the Compensation Committee with respect to total direct compensation for a performance year. This
Supplemental Table is not, however, intended to be a substitute for the information provided in the “Summary
Compensation Table” on page 63, which has been prepared in accordance with the SEC’s disclosure rules.
The Differences Between This Supplemental Table and the Summary Compensation Table
The information contained in this Supplemental Table differs substantially from the total direct compensation information contained in the “Summary Compensation Table” for the relevant year because the stock awards and option awards columns for a particular year in the “Summary Compensation Table” report awards actually granted in that fiscal year
(not equity awards granted in respect of that performance year). For example, for 2023, the “Summary Compensation
Table” includes awards made in February 2023 in respect of the 2022 performance year but does not include awards made in February 2024 in respect of the 2023 performance year. On the other hand, the “2023” rows in the
Supplemental Table presented above include stock-based grants made in February 2024 in respect of the 2023 performance year and not the stock-based grants made in February 2023 in respect of the 2022 performance year.
Compensation Committee Report
The Compensation Committee has discussed and reviewed the foregoing “Compensation Discussion and Analysis” with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of
Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K.
Submitted by the Compensation Committee of the Company’s Board of Directors:

Clarence Otis Jr. (Chair)	Elizabeth E. Robinson
Janet M. Dolan	Philip T. Ruegger III
Thomas B. Leonardi	Rafael Santana
EXECUTIVE COMPENSATION

62	The Travelers Companies, Inc. | 2024 Proxy Statement
Summary Compensation Table
The following table provides summary information concerning compensation paid or accrued by us to our Chairman and
Chief Executive Officer, our Executive Vice President and Chief Financial Officer and each of our three other most highly compensated executive officers who served in such capacities at December 31, 2023. We refer to these individuals collectively as the “named executive officers”.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Alan D. Schnitzer Chairman and Chief Executive Officer	2023	1,450,000	—	8,550,056	5,699,058	6,000,000	703,164	327,794	22,730,072
	2022	1,300,000	—	7,740,075	5,159,281	6,800,000	—	73,041	21,072,397
	2021	1,300,000	—	6,900,051	4,598,852	6,500,000	471,951	82,843	19,853,697
Daniel S. Frey Executive Vice President and Chief Financial Officer	2023	800,000	—	1,440,067	959,828	2,280,000	242,635	12,606	5,735,136
	2022	787,692	—	1,349,985	899,885	2,400,000	76,381	7,792	5,521,735
	2021	737,739	—	1,260,008	839,801	2,300,000	183,704	7,000	5,328,252
Gregory C. Toczydlowski Executive Vice President and President, Business Insurance	2023	850,000	—	2,039,985	1,359,792	2,720,000	375,424	30,970	7,376,171
	2022	825,385	—	1,847,993	1,231,848	2,835,000	—	26,866	6,767,092
	2021	750,000	—	1,350,059	899,785	2,725,000	176,949	23,860	5,925,653
Avrohom J. Kess Vice Chairman and Chief Legal Officer	2023	950,000	—	1,709,973	1,139,792	2,970,000	238,422	7,500	7,015,687
	2022	937,692	—	1,619,948	1,079,862	3,125,000	48,785	7,336	6,818,623
	2021	900,000	—	1,619,931	1,079,737	3,000,000	157,508	7,000	6,764,176
Michael F. Klein Executive Vice President and President, Personal Insurance	2023	800,000	—	1,919,964	1,279,770	2,300,000	344,839	28,655	6,673,228
	2022	775,385	—	1,740,008	1,159,836	2,500,000	—	33,157	6,208,386
	2021	700,000	—	1,260,008	839,801	2,500,000	157,963	28,607	5,486,379
(1)The dollar amounts represent the aggregate grant date fair value of stock awards granted during each of the years presented. The grant date fair value of a stock award is measured in accordance with the guidance in FASB ASC Topic 718 using the assumptions discussed in
Note 14 to our financial statements for the fiscal year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K filed with the SEC on February 15, 2024 (the “Form 10-K”), without taking into account estimated forfeitures. Stock awards during the years presented reflect performance shares. With respect to the performance shares, the estimate of the grant date fair value determined in accordance with the guidance in FASB ASC Topic 718 assumes the vesting of 100% of the performance shares awarded. Assuming the highest level of performance is achieved (which would result in the vesting of 200% of the performance shares granted), the aggregate grant date fair value of the performance shares reflected in the table above would be:

Name	2023	2022	2021
Alan D. Schnitzer	$17,100,113	$15,480,150	$13,800,102
Daniel S. Frey	$2,880,134	$2,699,970	$2,520,016
Gregory C. Toczydlowski	$4,079,970	$3,695,985	$2,700,117
Avrohom J. Kess	$3,419,947	$3,239,895	$3,239,861
Michael F. Klein	$3,839,927	$3,480,015	$2,520,016
The dividend equivalents attributable to performance shares are deemed “reinvested” in additional performance shares and will only be distributed upon the vesting, if any, of the performance shares in accordance with the performance share award terms. In accordance with the SEC’s rules, dividend equivalents on performance shares, as well as cash dividends on restricted stock units, are not required to be reported because the values of such future dividends are factored into the grant date fair value of the awards. For a discussion of specific stock awards granted during 2023, see “Grants of Plan-Based Awards in 2023” below and the narrative discussion that follows.
(2)The dollar amounts represent the grant date fair value of stock option awards granted during each of the years presented. The grant date fair value of a stock option award is measured in accordance with the guidance in FASB ASC Topic 718 using the assumptions discussed in
Note 14 to our financial statements for the fiscal year ended December 31, 2023 included in the Company’s Form 10-K, without taking into account estimated forfeitures. For a discussion of specific stock option awards granted during 2023, see “Grants of Plan-Based Awards in
2023” below and the narrative discussion that follows.
(3)Reflects annual cash incentive compensation paid in 2024 for performance year 2023, cash incentive compensation paid in 2023 for performance year 2022 and cash incentive compensation paid in 2022 for performance year 2021, respectively. For a discussion of the
Company’s annual cash bonus determinations, see “Compensation Discussion and Analysis—Compensation Elements and Decisions—
Annual Cash Bonus”.
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	63
(4)These amounts represent the aggregate change in actuarial present value of accumulated pension benefits for each of the years presented, using the same pension plan measurement date used for financial statement reporting purposes. For 2022, the aggregate change in actuarial present value of accumulated pension benefits for Messrs. Schnitzer, Toczydlowski, and Klein was a decrease of
$82,095, a decrease of $232,023 and a decrease of $280,362, respectively. We do not provide any of our executives with any above-
market or preferential earnings on non-qualified deferred compensation. For additional information about pension benefits, see “Post-
Employment Compensation—Pension Benefits for 2023” below.
(5)For 2023, “All Other Compensation” for Mr.  Schnitzer includes $26,183 for personal use of a Company car and driver and other ground transportation arrangements, calculated as described below, $243,788 of personal security expenses (primarily related to security upgrades recommended by the Company’s outside security consultant), calculated at the actual cost to us, incurred on his behalf pursuant to the
Company’s executive security program, and $18,073 for tax and financial planning services, calculated at the actual cost to us.
Pursuant to our security policy, in 2023, we provided a car and driver or other ground transportation arrangements to Mr. Schnitzer for business and personal travel. We calculated the incremental cost to us for the personal use of any Company car and driver (including commuting and business travel not considered directly and integrally related to the performance of the executive’s duties) based on the operating costs, such as fuel and maintenance, related to such travel. Compensation and benefits for the employee drivers are not included in the calculation of incremental cost because the employee drivers are members of our security staff and, consistent with our executive security policy, we would have otherwise incurred such cost for business purposes, whether or not the driver was available to Mr. Schnitzer for personal travel. The incremental cost of personal trips using other ground transportation arrangements, such as car services, are valued at the actual cost to us.
Mr. Schnitzer uses Company aircraft for business and personal air travel as required by our security policy. Mr.  Schnitzer reimburses the
Company for personal travel on Company aircraft in an amount equal to the incremental cost to the Company associated with such travel up to the maximum amount legally payable under FAA regulations. Incremental costs in excess of the amount legally payable under FAA regulations in the amount of $25,680 are included in “All Other Compensation” for 2023.
For 2023, “All Other Compensation” for Messrs. Toczydlowski and Klein includes the cost of tax and financial planning services, and the amount for Mr. Toczydlowski also includes costs under our executive physical program.
For more information about these perquisites, see “Compensation Discussion and Analysis—Other Compensation—Other Benefits”.
EXECUTIVE COMPENSATION

64	The Travelers Companies, Inc. | 2024 Proxy Statement
Grants of Plan-Based Awards in 2023
The following table provides information on stock awards and stock options granted in 2023 to each of our named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target(1) ($)	Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options(3) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date		Threshold (#)	Target (#)	Maximum (#)
Alan D. Schnitzer	2/07/2023		22,618	45,236	90,472			8,550,056
	2/07/2023					119,292	189.01	5,699,058
		n/a(1)
Daniel S. Frey	2/07/2023		3,810	7,619	15,238			1,440,067
	2/07/2023					20,091	189.01	959,828
		n/a
Gregory C. Toczydlowski	2/07/2023		5,397	10,793	21,586			2,039,985
	2/07/2023					28,463	189.01	1,359,792
		n/a
Avrohom J. Kess	2/07/2023		4,524	9,047	18,094			1,709,973
	2/07/2023					23,858	189.01	1,139,792
		n/a
Michael F. Klein	2/07/2023		5,079	10,158	20,316			1,919,964
	2/07/2023					26,788	189.01	1,279,770
		n/a
(1)Other than a maximum annual cash bonus of $10 million with respect to our Chief Executive Officer, our annual Senior Executive
Performance Plan does not include thresholds, targets or maximums that are determinable at the beginning of the performance year. For additional information regarding annual cash bonuses, see “Compensation Discussion and Analysis—Compensation Elements and
Decisions—Annual Cash Bonus” above. The actual cash bonuses paid to our named executive officers are disclosed in the “Summary
Compensation Table” in the “Non-Equity Incentive Plan Compensation” column.
(2)Represents performance shares granted as part of the annual long-term equity grant in 2023 with respect to performance year 2022. All performance shares were granted under the Company’s 2014 Stock Incentive Plan. Performance shares represent the right to earn shares of our common stock based on our attainment of specified performance goals, as described above under “Compensation Discussion and
Analysis—Compensation Elements and Decisions—Long-Term Stock Incentives—Performance Shares”. As described in more detail in that section, for awards granted in 2023, if our return on equity (as defined in the award agreement) over the three-year performance period meets the minimum threshold of 8%, then 50% of the number of performance shares awarded and accumulated dividend equivalents will vest. If our return on equity over the three-year performance period is 10%, then 100% of the number of shares awarded and accumulated dividend equivalents will vest. If our return on equity over the three-year performance period equals or exceeds 16%, then a maximum of
200% of the number of shares awarded and accumulated dividend equivalents will vest. The estimated future payouts of performance shares in the table above do not include additional shares that may be allocated to recipients of performance shares as a result of the phantom reinvestment of dividend equivalents on unvested performance shares, but the value of such additional shares is factored into the grant date fair values of the performance shares in the table above.
(3)Represents stock options granted in 2023 as part of the annual long-term equity grant with respect to performance year 2022. All stock options were granted under the Company’s 2014 Stock Incentive Plan.
(4)The amount represents the grant date fair value of stock and option awards measured in accordance with the guidance in FASB ASC Topic
718 using the assumptions discussed in Note 14 to our financial statements for the fiscal year ended December 31, 2023 included in the
Company’s Form 10-K, without taking into account estimated forfeitures. With respect to the performance shares, the estimate of the grant date fair value determined in accordance with the guidance in FASB ASC Topic 718 assumes the vesting of 100% of the performance shares awarded.
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	65
Narrative Supplement to Summary Compensation Table and
Grants of Plan-Based Awards in 2023

Employment Arrangements

Mr. Schnitzer’s Employment Arrangement
On August 4, 2015, the Company entered into an
employment letter with Mr. Schnitzer pursuant to which
he serves as our Chief Executive Officer. As described
more fully in “Potential Payments to Named Executive
Officers Upon Termination of Employment or Change in
Control—Summary of Key Agreements—Mr. Schnitzer’s
Employment Letter”, if Mr.  Schnitzer’s employment is
terminated by us without “cause” or he resigns for “good
reason” (each as defined in his agreement), he would
become entitled to receive specified additional benefits.
Additionally, Mr. Schnitzer would be entitled to specified
special protections with respect to his equity awards
following a “change in control”.
Mr.  Schnitzer used our corporate aircraft for business
and personal travel and was provided a car and driver or
other ground transportation arrangements, in each case
in accordance with our security policy. See the detailed
discussion under “Compensation Discussion and Analysis
—Other Compensation—Other Benefits—Personal
Security”.

Terms of Equity-Based Awards

Vesting Schedule
Stock option awards granted in 2023 vest in full three
years after the date of grant. Performance shares
reflected in the tables and accumulated dividend
equivalents vest at the end of a three-year performance
period if, and to the extent, performance goals are
attained, as more fully described above in “Compensation
Discussion and Analysis—Compensation Elements and
Decisions—Long-Term Stock Incentives—Performance
Shares”.
Forfeiture and Post-Employment
Treatment
Unvested shares underlying stock option, restricted stock
unit and performance share awards are generally
forfeited upon termination of employment except in
specific cases for which  different  treatment  is  provided
(see footnote (2)  to  the  “Potential Payments to Named
Executive Officers Upon Termination of Employment or
Change in Control Table” for a discussion regarding
different treatments).
Option Exercise Price
Stock options have an exercise price equal to the closing
price of our common stock on the date of grant.
Dividends
Dividend equivalents attributable to performance shares
are deemed “reinvested” in additional performance
shares. The additional shares allocated to recipients of
performance shares as a result of the phantom
reinvestment of dividend equivalents on unvested
performance shares will only be distributed upon the
vesting, if any, of such performance shares in accordance
with the performance share award terms.
Option Exercises and Stock Vested in 2023
The following table provides information regarding the values realized by our named executive officers upon the exercise of stock options and the vesting of stock awards in 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting(3) ($)
Alan D. Schnitzer	150,829	12,443,287	89,317	17,014,068
Daniel S. Frey	40,506	2,126,585	16,310	3,106,914
Gregory C. Toczydlowski	—	—	17,475	3,328,959
Avrohom J. Kess	—	—	20,969	3,994,407
Michael F. Klein	40,246	2,329,004	16,310	3,106,914
(1)Value realized on exercise is equal to the difference between the fair market value of the stock acquired upon exercise on the exercise date less the exercise price, multiplied by the number of options exercised.
(2)The shares acquired upon vesting represent performance shares that are treated as vested on December 31, 2023, the last day of the relevant three-year performance period, including the following shares in respect of phantom dividend equivalents on such performance shares:
Mr. Schnitzer (5,759 shares), Mr. Frey (1,051 shares), Mr. Toczydlowski (1,126 shares), Mr. Kess (1,352 shares) and Mr. Klein (1,051 shares).
(3)The value realized on vesting is based on the closing price of our common stock on the NYSE on the vesting date. If vesting occurs on a day on which the NYSE is closed, the value realized on vesting is based on the closing price on the last trading day prior to the vesting date.
EXECUTIVE COMPENSATION

66	The Travelers Companies, Inc. | 2024 Proxy Statement
Outstanding Equity Awards at December 31, 2023
The following table provides information with respect to the option awards and stock awards held by the named executive officers at December 31, 2023.

	Option Awards					Stock Awards
							Equity Incentive Plan Awards
Name	Option Award Grant Date	Number of Securities Underlying Unexercised Options(1) (#)		Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
		Exercisable	Unexercisable
Alan D. Schnitzer	2/09/2017	222,901	—	118.78	2/09/2027
	2/06/2018	162,927	—	140.85	2/06/2028
	2/05/2019	216,246	—	126.18	2/05/2029
	2/04/2020	298,368	—	132.58	2/04/2030
	2/02/2021	—	197,343	139.83	2/02/2031
	2/08/2022	—	144,507	172.50	2/08/2032
						2/08/2022	93,756	17,859,623
	2/07/2023	—	119,292	189.01	2/07/2033
						2/07/2023	92,530	17,626,054
Daniel S. Frey	2/04/2020	58,286	—	132.58	2/04/2030
	2/02/2021	—	36,037	139.83	2/02/2031
	2/08/2022	—	25,205	172.50	2/08/2032
						2/08/2022	16,352	3,114,985
	2/07/2023	—	20,091	189.01	2/07/2033
						2/07/2023	15,585	2,968,718
Gregory C. Toczydlowski	2/02/2016	2,249	—	106.03	2/02/2026
	2/09/2017	43,342	—	118.78	2/09/2027
	2/06/2018	34,771	—	140.85	2/06/2028
	2/05/2019	42,048	—	126.18	2/05/2029
	2/04/2020	52,735	—	132.58	2/04/2030
	2/02/2021	—	38,611	139.83	2/02/2031
	2/08/2022	—	34,503	172.50	2/08/2032
						2/08/2022	22,385	4,264,100
	2/07/2023	—	28,463	189.01	2/07/2033
						2/07/2023	22,077	4,205,455
Avrohom J. Kess	12/30/2016	30,358	—	122.42	12/30/2026
	2/09/2017	63,155	—	118.78	2/09/2027
	2/06/2018	47,686	—	140.85	2/06/2028
	2/05/2019	61,270	—	126.18	2/05/2029
	2/04/2020	74,939	—	132.58	2/04/2030
	2/02/2021	—	46,333	139.83	2/02/2031
	2/08/2022	—	30,246	172.50	2/08/2032
						2/08/2022	19,623	3,737,903
	2/07/2023	—	23,858	189.01	2/07/2033
						2/07/2023	18,506	3,525,133
Michael F. Klein	2/06/2018	22,287	—	140.85	2/06/2028
	2/05/2019	39,044	—	126.18	2/05/2029
	2/04/2020	48,572	—	132.58	2/04/2030
	2/02/2021	—	36,037	139.83	2/02/2031
	2/08/2022	—	32,486	172.50	2/08/2032
						2/08/2022	21,077	4,014,932
	2/07/2023	—	26,788	189.01	2/07/2033
						2/07/2023	20,778	3,958,030
(1)Stock options are exercisable 100% on the third anniversary of the stock option award grant date.
(2)The number of shares reflected for each of the named executive officers represents the sum of (a) the maximum number of performance shares and (b) the additional shares that have been allocated to the named executive officer through December 31, 2023, as a result of the phantom reinvestment of dividend equivalents on the maximum number of performance shares. We have reflected the maximum number of performance shares for each named executive officer because (a) results for 2022 and 2023, the first and second year of the three-year performance period for the February 8, 2022 awards, were above target and (b) results for 2023, the first year of the three-year performance period for the February 7, 2023 awards, were also above target. The actual numbers of shares that will be distributed with
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	67
respect to the 2022 and 2023 awards are not yet determinable. The awards granted on February 8, 2022 vest in proportion to actual performance over the three-year performance period ending on December 31, 2024, and the awards granted on February 7, 2023 vest in proportion to actual performance over the three-year performance period ending on December 31, 2025. For purposes of this column, fractional shares have been rounded to the nearest whole share. See the description of performance shares in the “Compensation
Discussion and Analysis—Compensation Elements and Decisions—Long-Term Stock Incentives—Performance Shares” section.
(3)The market value is based on the closing price on the NYSE of our common stock on December 29, 2023, the last trading day of 2023
($190.49), multiplied by the number of performance shares reported in the table.
Post-Employment Compensation
The Company has four active retirement plans:
•A qualified 401(k) Savings Plan, which is referenced
under “Compensation Discussion and Analysis—Other
Compensation—Deferred Compensation”;
•A qualified pension plan (the “Pension Plan”), which is
discussed under “—Pension Benefits for 2023” below;
•A non-qualified pension restoration plan that is a
component of the Benefit Equalization Plan described
below (the “Pension Restoration Plan”), which is
discussed under “—Pension Benefits for 2023”
below; and
•A non-qualified deferred compensation plan (the
“Deferred Compensation Plan”), which is discussed
under “—Non-Qualified Deferred Compensation for
2023” below.
The Company has two inactive retirement plans from
which benefits are still payable to one or more named
executive officers but under which no additional benefits
are being earned (other than earnings credits as
described below):
•A non-qualified pension plan maintained by TPC prior
to the Merger that is a component of the Benefit
Equalization Plan (the “TPC Benefit Equalization
Plan”), which is discussed under “—Pension Benefits
for 2023” below; and
•A non-qualified deferred compensation plan maintained
by The St. Paul prior to the Merger that is a component
of the Benefit Equalization Plan (the “Executive
Savings Plan”), which is discussed under “—Non-
Qualified Deferred Compensation for 2023” below.

Pension Benefits for 2023

The following table provides information regarding the pension benefits for our named executive officers under the
Company’s pension plans. The material terms of the plans are described following the table.

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year ($)
Alan D. Schnitzer	Pension Plan	16	238,847	—
	Pension Restoration Plan	16	4,119,146	—
Daniel S. Frey	Pension Plan	21	209,249	—
	Pension Restoration Plan	21	994,165	—
Gregory C. Toczydlowski	Pension Plan	34	472,796	—
	Pension Restoration Plan	34	2,426,914	—
	TPC Benefit Equalization Plan(3)	11	11,590	—
Avrohom J. Kess	Pension Plan	7	76,912	—
	Pension Restoration Plan	7	894,272	—
Michael F. Klein	Pension Plan	34	557,036	—
	Pension Restoration Plan	34	2,144,484	—
(1)Credited service includes (as applicable) service for time worked at the Company plus TPC, Citigroup and certain of its affiliates and predecessors (prior to August 20, 2002) and The St. Paul. Number of years of credited service represents actual years of service. We do not have a policy with respect to granting extra years of credited service.
(2)The present value of accumulated benefit is calculated by projecting the qualified and non-qualified cash-balance accounts reflected in the tables below forward to age 65 by applying a 4.01% interest rate (except for some sub-accounts which use a 6.00% rate) and then discounting back to December 31, 2023, using a discount rate of 5.02% for the Pension Plan and 4.94% for the Pension Restoration Plan
and the TPC Benefit Equalization Plan. These are the same assumptions the Company uses for financial reporting purposes. See Note 15 to our financial statements for the fiscal year ended December 31, 2023, included in the Company’s Form 10-K.
(3)Service under the TPC Benefit Equalization Plan was frozen as of January 1, 2002, and the plan was merged into the Benefit Equalization
Plan as of January 1, 2009.
EXECUTIVE COMPENSATION

68	The Travelers Companies, Inc. | 2024 Proxy Statement
The Company’s Pension Plan
The Company’s Pension Plan is a qualified defined
benefit pension plan with a cash-balance formula or, for
certain legacy participants, traditional final average pay
formulas or legacy frozen cash-balance formulas. Each
named executive officer participates in the cash-balance
formula under which the named executive officer has a
hypothetical account balance that grows with interest and
pay credits each year. As of December 31, 2023, the
named executive officers’ qualified pension account
balances were as follows:

Name	Qualified Account Balance at December 31, 2023(1)
Alan D. Schnitzer	$255,391
Daniel S. Frey	$220,727
Gregory C. Toczydlowski	$505,033
Avrohom J. Kess	$84,351
Michael F. Klein	$607,267
(1)These dollar amounts represent the participant’s account balance rather than the present value of the accumulated benefit, which is set forth in the “—Pension Benefits for 2023” table above and calculated as described in footnote (2) to that table.
Interest credits are applied quarterly to the prior quarter’s cash-balance pension account balance. These interest
credits are generally based on the yield on ten-year
treasury bonds, subject to a minimum annual interest rate
of 4.01%.
Pay credits are calculated on an annual basis as a
percentage of compensation, with the percentage
determined based on the sum of age plus service at the
end of the year under the following schedule:

Age + Service	Pay Credit
< 30	2.00%
30 - 39	2.50%
40 - 49	3.00%
50 - 59	4.00%
60 - 69	5.00%
> 69	6.00%
Service is calculated based on elapsed time with the
Company plus any service with TPC, Citigroup and
certain of its affiliates and predecessors (prior to August
20, 2002) and The St. Paul. Pay credits are calculated by
multiplying the appropriate pay credit percentage by the
named executive officer’s compensation for the year,
including base salary and bonus, up to the qualified plan
compensation limit (which for 2023 was $330,000).
The pension plan benefit is subject to the qualified plan
benefit limit (if applicable) under Internal Revenue Code
of 1986, as amended (the “Internal Revenue Code”),
income tax provisions.
The plan’s normal retirement age is 65. However, under
the cash-balance formula, participants are eligible to
receive a distribution from the plan any time after they
vest (currently after three years of service) and they
separate from us. Once separated from us, participants
may elect to receive a lump sum payment, life annuity,
50% joint and survivor annuity, 75% joint and survivor
annuity, 100% joint and survivor annuity or a ten-year
certain and life annuity. All payment forms are actuarially
equivalent. Eligible part-time employees who are at least
age 62 can apply for an in-service distribution from the
plan, calculated as if they separated from us. There are
no special early retirement benefits under the cash-
balance formula, even in the case of an in-service
distribution.
Under the plan, the benefits of some participants may be
determined in whole or in part under transition benefit
rules—that is, legacy benefit provisions.
The Company’s Benefit Equalization Plan
(Non-Qualified Pension Plan Components)
The Benefit Equalization Plan consists of three
components:
•the Pension Restoration Plan (currently active);
•the TPC Benefit Equalization Plan (currently
inactive); and
•the Executive Savings Plan (currently inactive;
described under “—Non-Qualified Deferred
Compensation for 2023” below).
The Benefit Equalization Plan is not funded, and plan
participants have only an unsecured contractual
commitment by the Company to pay amounts owed
under the plan.
Pension Restoration Plan (Non-Qualified
Pension Plan)
The Pension Restoration Plan is a non-qualified pension
restoration plan which provides non-qualified pension
benefits on compensation and benefits in excess of the
qualified plan compensation limit and the benefit limit (if
applicable) under Internal Revenue Code income tax
provisions. Benefits under the plan accrue, in the same
manner as described above for the Company’s Pension
Plan, for pay and benefits in excess of the compensation
limit and the benefit limit (if applicable).
As of December 31, 2023, the named executive officers’
non-qualified pension account balances were as follows:

Name	Non-Qualified Account Balance at December 31, 2023(1)
Alan D. Schnitzer	$4,381,261
Daniel S. Frey	$1,044,289
Gregory C. Toczydlowski	$2,602,762
Avrohom J. Kess	$973,647
Michael F. Klein	$2,322,001
(1)These dollar amounts represent the participant’s account balance rather than the present value of the accumulated benefit, which is set forth in the “—Pension Benefits for 2023” table and calculated as described in footnote (2) to that table.
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	69
The plan’s normal retirement age is 65. However,
participants are eligible to receive a distribution from the plan any time after they vest (currently after three years
of service) and they separate from us, subject to a six-
month delayed payment requirement following
separation. Once separated from us, participants will
receive their benefit in ten annual installment payments
(for account balances greater than $50,000) or a single
lump sum payment (for balances equal to or less than
$50,000). There are no special early retirement benefits.
To the extent that a participant’s qualified plan benefits
are determined under legacy benefit provisions, those
provisions can affect the benefits payable under the
Pension Restoration Plan.
TPC Benefit Equalization Plan (Non-Qualified
Pension Plan)
The TPC Benefit Equalization Plan is a non-qualified
pension plan. Benefit accruals were frozen as of January
1, 2002. As of January 1, 2009, the TPC Benefit
Equalization Plan was merged into the Benefit
Equalization Plan. Participants in the plan have cash-
balance accounts that accrue interest credits but no pay
credits. As of December 31, 2023, the non-qualified
account balance for Mr. Toczydlowski, the only participant
among the named executive officers, was as follows:

Name	Non-Qualified Account Balance at December 31, 2023(1)
Gregory C. Toczydlowski	$12,430
(1)This dollar amount represents the participant’s account balance rather than the present value of the accumulated benefit, which is set forth in the “—Pension Benefits for 2023” table and calculated as described in footnote (2) to that table.
Interest credits are applied quarterly to the prior quarter’s account balance. These interest credits are generally
based on the yield on ten-year treasury bonds, subject to
a minimum annual interest rate of 4.01%. The plan’s
normal retirement age is 65. However, Mr. Toczydlowski
is eligible to receive a distribution from the plan any time after becoming vested, attaining age 55 and separating
from us. The participant may elect to receive a lump sum
payment, life annuity, 50% joint and survivor annuity, 75%
joint and survivor annuity or 100% joint and survivor
annuity. All payment forms are actuarially equivalent.
There are no special early retirement benefits. To the
extent that a participant’s qualified plan benefits are
determined under legacy benefit provisions, those
provisions can affect the benefits payable under the TPC
Benefit Equalization Plan.

Non-Qualified Deferred Compensation for 2023

The following table provides information regarding
contributions, earnings and balances for our named
executive officers under the active Deferred
Compensation Plan, as well as under the Executive
Savings Plan, which is closed to new deferrals. Under
each of the plans, no Company “match” is currently made
on amounts deferred, account balances are fully vested
at all times, and the Company does not provide any
opportunity for above-market or preferential earnings, nor
does it provide any minimum internal rate of return.
Additionally, the Deferred Compensation Plan and the
Executive Savings Plan do not permit “hardship”
withdrawals. The Deferred Compensation Plan and
Executive Savings Plan are not funded, and plan
participants have only an unsecured contractual
commitment by the Company to pay amounts owed
under each plan. Each of these plans is further described
below.

Name	Non-Qualified Deferred Compensation Plan Name	Executive Contributions in 2023(1) ($)	Company Contributions in 2023 ($)	Aggregate Earnings in 2023 ($)	Aggregate Withdrawals/ Distributions in 2023 ($)	Aggregate Balance at 12/31/23(2) ($)
Alan D. Schnitzer	Deferred Compensation Plan	—	—	1,617,146	—	11,295,266
Daniel S. Frey		—	—	—	—	—
Gregory C. Toczydlowski		—	—	—	—	—
Avrohom J. Kess	Deferred Compensation Plan	2,702,501	—	3,293,102	—	18,325,110
Michael F. Klein	Deferred Compensation Plan	—	—	178,039	—	1,065,469
	Executive Savings Plan	—	—	933	—	10,932
(1)Of Mr. Kess’s contributions, $475,001 was reported as “Salary” in the “Summary Compensation Table” for 2023 and $2,227,500, which was otherwise payable in 2024 for performance year 2023, was reported as “Non-Equity Incentive Plan Compensation” in the “Summary
Compensation Table” for  2023.
(2)Of the totals in this column, the following amounts have been reported in the “Summary Compensation Table” for this year and for previous years.

Name	2023	Previous Years	Total
Alan D. Schnitzer	—	$4,000,000	$4,000,000
Avrohom J. Kess	$2,702,501	$12,408,212	$15,110,713
EXECUTIVE COMPENSATION

70	The Travelers Companies, Inc. | 2024 Proxy Statement
Deferred Compensation Plan
The Company’s Deferred Compensation Plan is a non-
qualified plan that, in 2023, allowed each U.S. employee
who is at the Vice President level or above to defer
receipt of up to 50% of his or her salary and/or up to
100% of his or her annual bonus until a date or dates
elected by the employee. Employees participating in the
Deferred Compensation Plan elect the time and form of
payout prior to the year in which the deferred amounts
are earned. These elections are irrevocable.
Participants in the plan may receive distributions of
deferred accounts in three situations: when the
participant terminates employment or retires (in which
case, payment will be made or commence six months
after the date of the termination or retirement) or upon a
distribution date the participant specifies in advance and
that occurs while the participant is still an employee of the
Company. If the participant’s balance is greater than
$10,000, the participant may elect to receive retirement
distributions and in-service distributions as a lump sum or
in up to ten annual installments. All other distributions will be paid in a lump sum. Balances remaining at the time of
the executive’s death will be paid in a lump sum, unless
distributions in installment payments have already begun.
Deferrals may be allocated among hypothetical
investment options that mirror the investment options
available under our qualified 401(k) Savings Plan.
As of December 31, 2023, Messrs. Schnitzer, Kess and
Klein were the only named executive officers with
account balances under the Deferred Compensation
Plan, as shown above.
Executive Savings Plan
The Executive Savings Plan is a legacy non-qualified
excess deferral plan that has been a component of the
Benefit Equalization Plan since it was established by The
St. Paul in 1976. It includes salary deferrals and
Company matching contributions made to the plan prior
to the closing of the plan to any new deferrals as of
January 1, 2005. Executives will receive distribution of
their vested accounts upon termination of employment
from the Company, with some accounts subject to a six-
month delayed payment requirement following
separation. Once separated from us, executives will
receive their benefits in ten annual installment payments
(for account balances greater than $50,000) or a single
lump sum (for balances of $50,000 or less). Balances
remaining at the time of the executive’s death will be paid
in a lump sum, unless distributions in installment
payments have already begun.
Deferrals may be allocated among hypothetical
investment options that mirror the investment options
available under our qualified 401(k) Savings Plan.
As of December 31, 2023, Mr. Klein was the only named
executive officer with an account balance under the
Executive Savings Plan, as shown above.
Potential Payments to Named Executive Officers Upon
Termination of Employment or Change in Control
The following table describes the potential payments and
benefits under the Company’s compensation and benefit
plans and contractual agreements to which the named
executive officers would have been entitled if a
termination of employment or change in control occurred
on the last business day of 2023.
The only agreements, arrangements or plans that entitle
executive officers to severance, perquisites or other
enhanced benefits upon termination of their employment
or change in control are:
•Mr. Schnitzer’s employment letter, as described
following the table;
•the individual non-solicitation and non-disclosure
agreements executed by members of our Management
Committee (other than Mr.  Schnitzer), as described
following the table;
•the non-competition agreements executed by all
members of the Management Committee, as described
in footnote (1) to the table;
•the Company’s Executive Severance Plan, as
described in footnote (3) to the table; and
•the terms of performance share and stock option
awards.
The amounts shown in the table below do not include:
•payments and benefits to the extent they are provided
generally to all salaried employees upon termination of
employment and do not discriminate in scope, terms or
operation in favor of the named executive officers
(including welfare benefits that are provided to all U.S.
retirees of the Company);
•regular pension benefits under our Pension Plan, the
Benefit Equalization Plan or the TPC Benefit
Equalization Plan (see “Post-Employment
Compensation—Pension Benefits for 2023” above);
and
•distributions of previously vested plan balances under
our 401(k) Savings Plan, the Deferred Compensation
Plan and the Executive Savings Plan (see
“Compensation Discussion and Analysis—Other
Compensation—Deferred Compensation” for
information about those plans generally and “Post-
Employment Compensation—Non-Qualified Deferred
Compensation for 2023” above for information about
the Deferred Compensation Plan and the Executive
Savings Plan).
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	71

Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control Table

Named Executive Officer	Involuntary Termination Without “Cause” or, if Applicable, Voluntary Termination for “Good Reason” ($)	Additional Value if Involuntary Termination without “Cause” or, if Applicable, Voluntary Termination for “Good Reason” Follows a Change in Control ($)	Change in Control ($)	Voluntary Termination without “Good Reason”, including Voluntary Retirement ($)	Disability ($)	Death ($)
Alan D. Schnitzer
Cash Severance Payment(1)	27,037,500	—	—	10,837,500	—	—
Acceleration of Equity Awards(2)	12,773,629	21,654,096	—	12,773,629	12,773,629	30,516,468
Value of Continuing Benefits(3)	28,306	—	—	6,846	—	—
Total Termination Benefits	39,839,435	21,654,096	—	23,617,975	12,773,629	30,516,468
Daniel S. Frey
Cash Severance Payment(1)	9,037,500	—	—	2,737,500	—	—
Acceleration of Equity Awards(2)	2,308,807	—	—	2,308,807	2,308,807	5,350,659
Value of Continuing Benefits(3)	10,138	—	—	5,508	—	—
Total Termination Benefits	11,356,445	—	—	5,051,815	2,308,807	5,350,659
Gregory C. Toczydlowski
Cash Severance Payment(1)	10,695,000	—	—	3,435,000	—	—
Acceleration of Equity Awards(2)	2,618,867	—	—	2,618,867	2,618,867	6,853,645
Value of Continuing Benefits(3)	12,412	—	—	7,782	—	—
Total Termination Benefits	13,326,279	—	—	6,061,649	2,618,867	6,853,645
Avrohom J. Kess
Cash Severance Payment(1)	10,415,625	—	—	3,393,750	—	—
Acceleration of Equity Awards(2)	—	2,926,665	—	—	2,926,665	6,558,183
Value of Continuing Benefits(3)	12,412	—	—	7,782	—	—
Total Termination Benefits	10,428,037	2,926,665	—	3,401,532	2,926,665	6,558,183
Michael F. Klein
Cash Severance Payment(1)	9,775,000	—	—	3,175,000	—	—
Acceleration of Equity Awards(2)	2,449,704	—	—	2,449,704	2,449,704	6,436,185
Value of Continuing Benefits(3)	12,412	—	—	7,782	—	—
Total Termination Benefits	12,237,116	—	—	5,632,486	2,449,704	6,436,185
(1)Cash Severance Payments:
•Under the terms of Mr. Schnitzer’s employment letter, severance payments in the event of an involuntary termination without “cause” or a voluntary termination for “good reason” (each as defined in his agreement and described following this table) are equal to two times his base salary at termination plus two times the greater of: (a) the average of his two most recent annual cash bonuses and (b) 250% of his base salary at the time of termination.
•Pursuant to the terms of the individual non-solicitation and non-disclosure agreements, each of the named executive officers (other than
Mr. Schnitzer) is eligible to receive a severance benefit if they are involuntarily terminated due to a reduction in force or for reasons other than “cause” or if they are asked to take a substantial demotion. All such named executive officers are eligible to receive a benefit equal to his total monthly cash compensation for at least 21 months (24 months for Messrs. Frey, Toczydlowski and Klein due to each having at least 10 years of service with the Company). For such named executive officers, total monthly cash compensation is equal to, at least,
1/12th of the executive’s annual base salary in effect at the time of his termination, plus the greater of: (a) 1/12th of the average of the executive’s two most recent annual cash bonuses or (b) 1/12th of 125% of final annual base salary.
•The cash severance payments listed assume that there would be no cutback of payments to avoid subjecting the executives to an excise tax under Section 280G of the Internal Revenue Code.
•The named executive officers, along with other members of our Management Committee, are each subject to a non-competition agreement that entitles an executive to specified post-termination payments if the Company elects, at the time of termination, to impose a six-month non-compete period. Under the non-competition agreements, if the Company elects to impose a six-month non-compete period with respect to a particular executive and the executive complies with such obligations, the executive will be entitled to receive a lump sum payment at the end of the period equal to the sum of (a) six months’ base salary plus (b) 50% of the executive’s average annual bonus for the prior two years plus (c) 50% of the aggregate grant date fair value of the executive’s average annual equity awards for the prior two years. The table above assumes that the Company will elect to impose the six-month non-compete period and will make
EXECUTIVE COMPENSATION

72	The Travelers Companies, Inc. | 2024 Proxy Statement
the corresponding payments to each named executive officer in the event of a termination without “cause” or for “good reason” (including termination without “cause” or for “good reason” within 24 months following a “change of control”) or a voluntary termination without
“good reason”, including voluntary retirement. Under his employment letter, in the case of Mr. Schnitzer’s voluntary termination for “good reason” or involuntary termination without “cause” within 24 months following a “change in control”, the Company has elected to impose the six-month non-compete period.
(2)Acceleration of Equity Awards:
•“Acceleration of Equity Awards” is presented as the sum of the values as of the last business day of 2023 of the additional benefit from the acceleration of vesting, if any, of stock options and performance shares that would have occurred as a result of termination under the different circumstances presented. Performance share awards for the 2021-2023 performance period are treated as vested as of the last business day of 2023 and are not included in this table because the vesting of these awards is reflected in the “Option Exercises and
Stock Vested in 2023” table above and the shares are no longer reflected in the “Outstanding Equity Awards at December 31, 2023”
table above.
•The terms of Mr. Schnitzer’s employment letter provide for acceleration of all outstanding equity awards (after giving effect to the conversion of his performance-vesting awards into time-vesting awards upon a change in control) in the event of a termination by the
Company without “cause” or voluntary termination for “good reason”, but only if such termination occurs within 24 months following a change in control of the Company. Mr. Schnitzer’s outstanding equity awards would also become fully vested in the event of a change in control if the ultimate parent or surviving entity does not assume the awards. The table above assumes the ultimate parent or surviving entity would assume the awards and therefore does not reflect an incremental value for this circumstance.
•Outstanding unvested stock options and performance shares granted to all employees include “double triggered” vesting in the event of a termination by the Company without “cause” or voluntary termination for “good reason” that occurs within 24 months following a change in control of the Company (although Mr. Schnitzer’s vesting protection in connection with a change in control would continue to be governed by the terms of his employment letter as described above). In the case of stock option grants, any such termination would result in immediate accelerated vesting of the stock options. In the case of performance share grants, any such termination would result in a waiver of the service vesting conditions for such awards, but the ultimate vesting of the performance shares would remain subject to the achievement of the actual performance goals during the performance period (other than with respect to Mr. Schnitzer, whose performance shares would convert into time-vesting awards in connection with a change in control).
•For stock options, the additional benefit to the named executive officer resulting from the acceleration of vesting reflected in the table is the value that the named executive officer would receive if his employment terminated on the last business day of 2023. On the last business day of 2023, Messrs. Schnitzer, Frey, Toczydlowski and Klein met the “retirement rule”. Under the current provisions in their option award grants, had Mr. Schnitzer, Mr. Frey, Mr. Toczydlowski or Mr. Klein terminated employment as a result of involuntary termination without cause, termination for good reason, voluntary retirement, disability or death on the last business day of 2023, each would have been entitled to acceleration of their outstanding unvested stock option awards. Vested stock options may be exercised for up to three years (for grants prior to 2021) or five years (for grants made since 2021) from the termination date (one year in the case of death), but no later than the original option expiration date.
•On the last business day of 2023, Mr. Kess did not meet the “retirement rule”. Under the current provisions in his applicable option award grants, had the employment of Mr. Kess been involuntarily terminated (with or without cause) or voluntarily terminated on the last business day of 2023, vesting would have immediately stopped and all unvested options would have been canceled. If Mr. Kess terminated employment as a result of disability or death, his unvested option awards would have become fully vested and exercisable for up to one year from the termination date.
•The value of accelerated stock options, for purposes of this table, was determined by subtracting the exercise price of the original stock option from the closing stock price on the NYSE of $190.49 on the last business day of 2023, and multiplying the result, if a positive number (in-the-money), by the number of option shares that would vest as a result of termination.
•In the event of a termination due to death, the full number of performance shares originally granted plus allocated dividend equivalent shares allocated to date would vest immediately at 100%. The amounts reflected in “Acceleration of Equity Awards” is determined by multiplying the closing stock price of $190.49 on the last business day of 2023, by the number of performance shares and related dividend equivalent shares that would be paid out upon death.
•In the event of termination due to disability, the full number of performance shares originally granted plus allocated dividend equivalent shares would vest according to their original vesting schedule (that is, at the end of the performance period), to the extent that the goals for the applicable performance periods have been met. For Messrs. Schnitzer, Frey, Toczydlowski and Klein in the event of termination due to a qualifying retirement, all of their performance shares would vest according to their original vesting schedule, to the extent that the goals for the applicable performance periods have been met. In the event of any other termination circumstances, the performance shares and attributed dividend equivalent shares would be forfeited, other than as described above in connection with some terminations following a change in control. Accordingly, no acceleration of vesting of the performance shares has been included under any termination circumstances other than death (or in the case of a qualifying termination following a change in control in the case of
Mr. Schnitzer’s performance shares) in the table above.
(3)Value of Continuing Benefits:
•For Mr. Schnitzer, the estimated value of continuing benefits as of the last business day of 2023 reflects two years of medical and dental premiums in the event of an involuntary termination without “cause” or a voluntary termination for “good reason”.
•For all of the named executive officers (other than Mr.  Schnitzer), the value of continuing benefits as of the last business day of 2023 reflects the cash value of nine months of outplacement services under the Company’s Executive Severance Plan in the event of involuntary termination without “cause” or voluntary termination for “good reason”. If the named executive officer has not secured viable employment within nine months, these outplacement services may be extended, at the Company’s discretion, on a month-to-month basis for an additional cost to the Company of $540 per month.
•As discussed under “Compensation Discussion and Analysis-Non-Competition Agreements”, the named executive officers, along with other members of our Management Committee, are each subject to a non-competition agreement that entitles an executive to specified
EXECUTIVE COMPENSATION

2024 Proxy Statement | The Travelers Companies, Inc.	73
post-termination payments if the Company elects, at the time of termination, to impose a six-month non-compete period. Under the non-
competition agreements, if the Company elects to impose a six-month non-compete period with respect to a particular executive and the executive complies with such obligations, the executive will be entitled to reimbursement for the cost of continuing health benefits on similar economic terms as in place immediately prior to the executive’s termination date during the six-month non-compete period or to payment of an equivalent amount, payable at the end of the period, and the value of these benefits (other than for Mr. Schnitzer) is reflected in the table above. In the case of Mr. Schnitzer, whose employment arrangement provides for the continuation of health benefits as explained above in this footnote (3) for a period longer than that specified in his non-competition agreement, no additional benefit is reflected with respect to his non-competition agreement in the case of voluntary termination for good reason or involuntary termination without cause.

Summary of Key Agreements

Mr. Schnitzer’s Employment Letter
On August 4, 2015, the Company entered into an
employment letter with Mr. Schnitzer, our Chairman and
Chief Executive Officer.
If Mr. Schnitzer’s employment is terminated without
“cause” or if he were to resign for “good reason” (each as
defined in his employment letter and summarized below),
he would be entitled to severance payments equal to two
times his base salary at termination plus two times the
greater of: (a) the average of his two most recent annual
cash bonuses and (b) 250% of his base salary at the time
of termination. Additionally, Mr. Schnitzer would be
entitled to receive up to 24 months of continued medical
benefits.
Upon a “change in control” (as defined in Mr. Schnitzer’s
non-competition agreement), all of his then outstanding
performance-vesting equity awards would convert into
time-vesting awards based on actual performance
through the end of the Company’s most recently
completed fiscal year prior to the change of control (or
based on deemed target level performance, in the case of
awards outstanding for less than one year). Additionally, if
Mr. Schnitzer’s employment is terminated within 24
months following such a change of control by us other
than for “cause” or by him for “good reason”, Mr.
Schnitzer would also be entitled to full vesting of his
outstanding equity awards (after giving effect to the
adjustments described above in the case of performance-
based equity awards), and the Company will be deemed
to have exercised its “non-competition option” under the
non-competition agreement between the Company and
Mr. Schnitzer, which will subject Mr. Schnitzer to a six-
month covenant not to compete with the Company and
require the Company to make a corresponding payment
to Mr. Schnitzer as described more fully under
“Compensation Discussion and Analysis—Non-
Competition Agreements”.
The term “cause” is defined in his employment letter as
Mr. Schnitzer’s conviction of any felony, his willful
misconduct in connection with the performance of his
duties or his taking illegal action in his business or
personal life that harms the reputation or damages the
good name of the Company.
“Good reason” is generally defined in his employment
letter to include such situations as: (1) reduction in base
salary, bonus opportunity or aggregate
compensation opportunity; (2) a diminution in his title,
duties or responsibilities; (3) a consequential, involuntary relocation of his principal place of business; or (4) a
material breach by the Company of his employment letter.
Severance Under Non-Solicitation and
Non-Disclosure Agreements and Non-
Competition Agreements
Each of the named executive officers listed in the table
above (other than Mr. Schnitzer) is eligible to receive a
severance benefit under his respective non-solicitation
and non-disclosure agreement if asked to take a
substantial demotion or if any of them is involuntarily
terminated due to a reduction in force or for reasons other
than “cause” as defined in the agreements. The
severance benefit payable is equal to the executive’s total
monthly cash compensation for 21 to 24 months,
depending on his years of service with the Company, with
the total monthly cash compensation equal to, at least,
1/12th of the executive’s annual base salary in effect at
the time of the executive’s termination, plus the greater
of: (1) 1/12th of the average of the executive’s two most
recent annual cash bonuses or (2) 1/12th of 125% of final
annual base salary for any named executive officer
serving as Vice Chairman or an Executive Vice President
or equivalent. In addition, each of our named executive
officers is entitled to severance pursuant to the terms of a non-competition agreement, as more fully described
under “Compensation Discussion and Analysis — Non-
Competition Agreements.”
Equity Recapture/Recoupment Provisions
The Board has adopted policies requiring the
reimbursement and/or cancellation of all or a portion of
any incentive cash bonus or equity-based incentive
compensation awarded to a member of the Management
Committee or other officers who are subject to Section 16
of the Exchange Act in specified circumstances relating to
a restatement of Company financial results. In addition, in
connection with equity awards, each recipient accepts the
terms of an agreement that provides for the recapture by
us of the equity awards during a one-year period
following his or her departure, under specified
circumstances. See “Compensation Discussion and
Analysis—Recapture/Forfeiture Provisions”.
EXECUTIVE COMPENSATION

74	The Travelers Companies, Inc. | 2024 Proxy Statement

ITEM 4	Shareholder Proposal Relating to a Report on Methane in the Energy Sector	Your Board recommends you vote AGAINST this Shareholder Proposal Relating to a Report on Methane in the Energy Sector

Green Century Capital Management, Inc. located at 114
State Street, Suite 200, Boston, MA 02109, has advised
us that it plans to introduce the following resolution on
behalf of Green Century Balanced Fund. Green Century
Balanced Fund is the beneficial holder of at least $25,000
of the Company’s common stock.
WHEREAS: As an underwriter of property and casualty
insurance for the energy sector, including oil and gas
producers, drilling contractors, suppliers, well operators,
and mid-stream companies involved in storage,
processing and transportation, Travelers may be exposed
to risk if it does not adequately address methane
emissions attributable to its clients.
Methane is a powerful greenhouse gas (GHG). Over a
20-year period, methane is 80 times more potent than
carbon dioxide, and the United Nations identifies
methane as the primary contributor to the formation of
ground-level ozone and associated health hazards.1 The
energy sector is responsible for nearly 40% of
anthropogenic methane emissions, with releases from oil
and gas operations comprising nearly 61% of that figure.2
Recently, investors, NGOs, and legislators have
scrutinized insurers’ underwriting and investment
practices associated with the fossil fuel industry, seeking
comprehensive reductions of insurance-associated GHG
emissions.3,4 Helping clients reduce methane emissions
presents an opportunity for insurers to facilitate real world impacts and demonstrate environmental stewardship.
JPMorgan Chase writes in its 2023 brief entitled, The
Methane Emissions Opportunity, "Reducing methane
emissions and flaring in the Oil & Gas sector is an
immediate action that can produce positive outcomes for
businesses, the climate, and energy security.”5 Further, it
states “... many Oil & Gas stakeholders, including
investors, policymakers, insurance providers, and non-
governmental organizations, are recognizing that
reducing methane emissions is a pragmatic opportunity
and are beginning to take action.”6
In March 2023, Travelers’ peer, Chubb, announced that
coverage of clients involved in oil and gas extraction
projects would be “contingent on client adoption of
evidence-based plans to reduce methane emissions.”7 By
July, it had engaged 59 clients and started to assess their
management of methane leaks, venting, and flaring. It
subsequently developed a methane hub, providing clients
guidelines and resources in pursuit of methane emissions
reductions.8 Because of Chubb’s proactive approach, its
clients are likely better positioned to comply with
strengthened methane emissions regulations in the U.S.
and Canada.
As an insurer of owners, operators, and service
contractors in the oil and gas industry, Travelers may be
poised to help its clients improve management of their
methane emissions, thereby better aligning the Company
with its commitment to a “long-term sustainable approach
to protecting the environment.”9
RESOLVED: Shareholders request that Travelers issue a
report on methane in the energy sector, including
assessing whether and how it would be appropriate for
the Company to engage with energy sector clients on
their methane emissions.
SUPPORTING STATEMENT: At board and
management’s discretion, we recommend that the report
consider how it might support meaningful measurement
and reduction of methane emissions among its clients
through a range of possible measures including
disseminating informational materials, training programs
or media, integration with other climate transition
communications, and if appropriate, integration to the
underwriting process.
SHAREHOLDER PROPOSALS

2024 Proxy Statement | The Travelers Companies, Inc.	75
1 https://www.unep.org/news-and-stories/story/methane-emissions-are-driving-climate-change-heres-how-reduce-them
2 https://www.iea.org/energy-system/fossil-fuels/methane-abatement
3 https://www.businessinsurance.com/article/20230609/NEWS06/912357960/US-Senate-budget-committee-opens-investigationinto-major-insurers-AIG,-Traveler
4 https://global.insure-our-future.com/scorecard-2023/
5 https://www.jpmorgan.com/content/dam/jpm/cib/complex/content/redesign-custom-builds/carboncompass/JPMC_methane.pdf.  Pg1.
6 Ibid.  Pg1.
7 https://news.chubb.com/2023-03-22-Chubb-Announces-New-Climate-and-Conservation-Focused-Underwriting-Standards-forOil-and-Gas-Extraction
8 https://about.chubb.com/content/dam/chubb-sites/chubb/about-chubb/citizenship/environment/pdf/chubb_2023_climaterelated_financial_disclosure_report.pdf
Pg11.
9  https://sustainability.travelers.com/iw-documents/sustainability/Travelers_TCFDReport2022.pdf
Your Company’s Response
The Board of Directors unanimously recommends that shareholders vote AGAINST this proposal for the following reasons.
As a property casualty insurance company, the Company
recognizes that changing climate conditions affect its
business, and accordingly, the Company considers
climate risk as part of its underwriting, pricing,
reinsurance and investment decisions. The Company is
intently focused on the impacts of changing climate
conditions on its business and is taking robust measures
to appropriately manage both climate-related risks and
opportunities. Further, the Company has been
transparent on these issues through its prominent public
disclosures.
After thoughtfully considering the proposal, the Board
believes that the proposal’s request is not in the best
interest of shareholders. The Board believes that the
preparation of a “report on methane in the energy sector”
would amount to an inadvisable use of significant
management time and corporate resources for the
following reasons:
•Methane emissions are almost never relevant to
the Company’s evaluation of its underwriting risk.
•Where relevant to an underwriting assessment, the
Company incorporates methane-related risks (e.g.,
identification of potential methane leaks) into its
underwriting process, and writing a report on the
consideration of one specific and minor risk
among many would be both wasteful and not
meaningful to investors.
•To the extent the proposal contemplates the
incorporation of methane emissions into underwriting
decisions where the Company believes such emissions
are not relevant to the evaluation of its underwriting
risk, the proposal represents a prescriptive and
inappropriate encroachment on the Company’s
longstanding risk-based approach to underwriting,
which would have significant negative consequences,
including:
•causing the Company to violate state law in certain
states;
•subjecting the Company to contract debarment in
certain states;
•undermining the ability of the Company to
compete effectively in the market;
•damaging customer relationships by introducing
unnecessary friction into the insurance sales
process; and
•negatively impacting customers, communities
and the effective operation of insurance
markets.
•The energy sector constitutes a very small
percentage of the Company’s underwriting portfolio,
and most of the Company’s energy sector clients have
an attenuated connection to methane emissions.
•The Company already provides extensive disclosures
and has a comprehensive and effective approach to
identifying and mitigating climate-related risks in its
business and advancing climate-related opportunities.
The Board also notes that the proposal requests that the
Company “issue a report on methane in the energy
sector.” As a property casualty insurer, the Company
does not have expertise with respect to methane in
the energy sector.

The Proposal’s Request Is Inadvisable Because It Contemplates a Written Report on Methane Issues
That the Company Either: (1) Already Considers In Its Underwriting Process, Where Relevant to
Assessing Underwriting Risk, or (2) Would Not Incorporate Into Its Underwriting Process, Where Not
Predictive of Underwriting Risk.

The business of insurance is highly complex and requires
the application of mathematics, statistics and actuarial
and economic methods to estimate the probability and
financial implications of various risk factors. Throughout
the underwriting and pricing process, the Company’s
actuaries and underwriting professionals apply informed
business judgment and, as required by law, establish
rates based on risk factors that correlate with losses.
Accordingly, as part of the Company’s ordinary-course
underwriting process, when evaluating energy sector
risks, the Company evaluates a number of risk-based
factors, including the customer’s knowledge of and
compliance with safety and environmental regulations.
Depending on the relevant operations, this evaluation
may include the assessment of preventative maintenance
programs designed to identify, among other things,
potential methane leaks before they occur and/or site
monitoring plans for early detection and resolution of
leaks or other concerns relevant to the underwriting risk.
The Company believes that it would be a wasteful use of
significant management time and corporate resources –
and not meaningful to investors – to write a report
describing how the Company incorporates into its
underwriting process one specific and relatively minor risk
out of a plethora of underwriting risks that may be
relevant with respect to any particular entity it
underwrites.
SHAREHOLDER PROPOSALS

76	The Travelers Companies, Inc. | 2024 Proxy Statement
In contrast to potential methane leaks, methane
emissions are almost never relevant to the Company’s
evaluation of its underwriting risk – i.e., they almost never correlate with expected risk of future loss. To the extent
the proposal contemplates that the Company consider
integrating methane emissions into underwriting
decisions where the Company does not already do so –
i.e., where the Company believes such emissions are not
relevant to the underwriting risk – the proposal would
represent a prescriptive and inappropriate
encroachment on the Company’s underwriting
judgment, which would have significant negative
consequences:
•The proposal would cause the Company to violate
state law in certain states. Some states in which the
Company conducts business have enacted legislation
that prohibits insurers from refusing to insure, charging
a different rate and/or offering different terms and
conditions based on environmental or social criteria,
unless such act is the result of the application of sound
underwriting and actuarial principles related to actual
or reasonable anticipated loss experience. These state
statutes preclude Travelers from incorporating
methane emissions as a factor in its underwriting
process to the extent not predictive of risk – in other
words, to the extent the Company does not already do
so pursuant to its risk-based approach to underwriting.
•By causing the Company to penalize companies in
the energy sector, the proposal would subject the
Company to contract debarment in certain states.
To the extent the proposal would result in the Company
terminating business with, or otherwise penalizing,
companies involved in the oil and gas industry without
an ordinary business purpose, the Company could be
deemed to be “boycotting energy companies” and thus
be subject to contract debarment in those states. By
potentially limiting the Company’s ability to contract
with existing and/or potential customers in certain
states, the proposal inappropriately interferes with the
Company’s business decisions regarding whether and
how to best compete in those markets.
•The proposal would undermine the ability of the
Company to compete effectively in the market. To
the extent the proposal’s request is intended to compel
the Company to consider in its underwriting methane
emissions regardless of whether predictive of risk, the
proposal inappropriately seeks to replace the
Company’s time-tested underwriting strategy and
attempts to prescribe the Company’s business
decisions. In so doing, the proposal inappropriately
interferes with decisions that are at the heart of an
insurer’s business model and would undermine the
ability of the Company to function in the manner that
has allowed it to meet its obligations to its customers
and other stakeholders, as well as to deliver industry-
leading returns to its shareholders over time.
•The proposal would introduce unnecessary friction
into the insurance sales process, which would
damage customer relationships and put the
Company at a competitive disadvantage. The
proposal contemplates that the Company consider
engaging with energy sector customers on methane
emission reduction. Any substantive and meaningful
engagement, such as requiring customers to
participate in training sessions or to complete
questionnaires unrelated to actuarial risk, would be
burdensome for customers and provide no value to the
underwriting process, thereby introducing significant
unnecessary friction into customers’ insurance buying
experience. This would:
•directly conflict with one of the Company’s three
innovation priorities – to provide great experiences
for Travelers customers, agents and brokers;
•negatively impact existing customer relationships;
and
•jeopardize the Company’s ability to compete for new
customers.
•By using insurance as a tool to achieve public
policy goals, the proposal would negatively impact
customers, communities and the effective
operation of insurance markets. Risk-based
underwriting and pricing is the bedrock principle of the
insurance industry. It benefits consumers by increasing
the availability of insurance at fair prices that
appropriately reflect the related risks and ensures the
financial solvency of insurers to pay covered claims
decades into the future. Likewise, this approach
benefits communities by ensuring that businesses can
access traditional forms of risk transfer. Incorporating
into insurance underwriting decisions factors that are
not predictive of risk for the purpose of achieving public
policy goals – however admirable – is likely to have
long-term and unintended negative consequences on
the Company, its customers, its communities and the
effective operation of insurance markets.
SHAREHOLDER PROPOSALS

2024 Proxy Statement | The Travelers Companies, Inc.	77

The Proposal’s Request is Inadvisable Given the Relatively Minor Percentage of the Company’s
Underwriting Portfolio Represented by the Energy Sector and the Attenuated Connection That Most
of the Company’s Energy Sector Customers Have to Methane Emissions.

The energy sector constitutes a very small percentage of
the Company’s underwriting portfolio.
The administrative and financial burdens that would be
imposed on the Company by the proposal’s request are
blatantly out of proportion to the very small percentage of
the Company’s underwriting portfolio represented by
energy sector customers, particularly given the
composition of this customer base and its attenuated
connection to methane emissions, as discussed below.
As disclosed in the Company’s most recent Task Force
on Climate-related Financial Disclosures Report (“TCFD
Report”), as of December 31, 2022, only 1.7% of
Travelers domestic direct written premium was related to
the energy industry (inclusive of renewable energy), and
the percentage of Travelers premiums generated from the
energy sector has meaningfully decreased in recent
years; as of December 31, 2022, the Company’s oil and
gas industry-related business represented only 1.3% of
Travelers domestic direct written premium and has
meaningfully declined over time.
Most of the Company’s energy sector customers have an
attenuated connection to methane emissions.
As stated in the Company’s TCFD Report, the Company’s
oil and gas sector customers are primarily entities
engaged in “support activities,” with such customers
representing a majority of the Company’s oil and gas
industry premiums. As opposed to companies directly
engaged in extraction, distribution or refinement activities, this customer segment is primarily composed of small
and mid-sized contractors, such as plumbers,
pipefitters, electricians and welders, with average annual
revenues of less than $10 million and fewer than 25
employees. The proposal does not seem to be aimed
at these types of businesses, which have only an
attenuated relationship to methane emissions, and
appears not to contemplate the Company’s business
mix or its customer base in the oil and gas industry.
Moreover, based on the profile of the Company’s
customer base and product suite, methane emissions are
rarely relevant to the Company’s evaluation of its
underwriting risk, such that Company engagement with
the majority of its oil and gas-related customers with
respect to methane reduction strategies would have no
relevance from an underwriting perspective, while also
having virtually no impact on methane emissions in the
energy sector.

The Proposal’s Request is Inadvisable in Light of the Company’s Extensive Disclosures and
Comprehensive and Effective Approach to Identifying and Mitigating Climate-Related Risks in its
Business and Advancing Climate-Related Opportunities.

The Company takes comprehensive measures to identify
and mitigate climate-related risks in its business and to
avail itself of climate-related opportunities in the market.
As described in detail in the Company’s TCFD Report,
the Board and its Risk Committee consider responding to
changing climate conditions as part of, and integral to,
overseeing the Company’s business and operations. The
Company also provides robust disclosures with respect to
its management of climate risks and opportunities in its
annual sustainability reporting, including in its TCFD
Report.
The Company has enhanced its already comprehensive
climate-related disclosures in recent years, to include,
among other things:
•additional detail with respect to the composition of the
Company’s business mix, particularly as it relates to
the energy industry;
•an alternative view to understanding GHG emissions
related to the Company’s underwriting portfolio, by
disclosing the Company’s premiums over time with
respect to the four most carbon-intensive sectors as
classified by Standard & Poor’s (S&P), which have
consistently represented a very low percentage of the
Company’s underwriting portfolio and have
meaningfully declined over time;
•additional detail with respect to the composition of the
Company’s investment portfolio, a quantification of the
GHG emissions for the portion of the Company’s
portfolio where some data is available and a discussion
of the Company’s multi-pronged approach to
addressing the financial risks posed by GHG emissions
on its investment portfolio; and
•a discussion of the results of its industry-leading
climate scenario analyses, conducted by independent
third parties, relating to both the Company’s investment
portfolio and aspects of its underwriting portfolio.
Shareholders are encouraged to review the Company’s
comprehensive disclosures regarding its robust climate-
related strategy in greater detail in the Company’s annual
sustainability reporting, including in its TCFD Report,
available at https://sustainability.travelers.com.
The Company’s approach to managing changing
climate conditions has proven effective; since 2016 –
the year Travelers began to take precise peril-based
SHAREHOLDER PROPOSALS

78	The Travelers Companies, Inc. | 2024 Proxy Statement
underwriting actions in anticipation of a continued trend of elevated weather frequency and severity:
•the Company’s share of property catastrophe
losses relative to total property catastrophe losses
for the domestic property casualty industry has
declined significantly compared to the prior five
years; and
•the Company’s property catastrophe losses have
been meaningfully lower than the Company’s
corresponding market share.
In light of the Company’s existing extensive disclosure
and comprehensive and effective approach to identifying
and mitigating climate-related risks in its business and
advancing climate-related opportunities, preparing a
report on “methane in the energy sector” would amount to
an unjustified significant use of the Company’s time and
resources.

Summary

The Board believes that the proposal’s request would not be in the best interest of shareholders. Specifically, the Board believes that the proposal’s request would require an inadvisable use of significant management time and corporate resources because:
•writing a report on the consideration of one relatively minor risk among many underwriting risks the Company considers would not be meaningful to investors;
•to the extent the proposal contemplates that the Company integrate methane emissions into its underwriting decisions where the Company believes such emissions are not relevant to the evaluation of its underwriting risk, the proposal represents a prescriptive and inappropriate encroachment on the Company’s underwriting judgment, which would have significant negative consequences;
•the energy sector constitutes a very small percentage of the Company’s underwriting portfolio, and most of the
Company’s energy sector clients have an attenuated connection to methane emissions; and
•the Company already provides extensive disclosures and has a comprehensive and effective approach to identifying and mitigating climate-related risks to its business and advancing climate-related opportunities.
For the above reasons, your Board recommends you vote AGAINST this proposal.
SHAREHOLDER PROPOSALS

2024 Proxy Statement | The Travelers Companies, Inc.	79

ITEM 5	Shareholder Proposal Relating to GHG Emissions	Your Board recommends you vote AGAINST this Shareholder Proposal Relating to GHG Emissions

As You Sow, located at 2020 Milvia St., Suite 500,
Berkeley, CA 94704, has advised us that it plans to
introduce the following resolution on behalf of Minnesota
Valley National Wildlife Refuge Trust and a co-filers.
Minnesota Valley National Wildlife Refuge Trust
represents that it is the beneficial holder of more than
$2,000 of the Company’s common stock.
WHEREAS: The Intergovernmental Panel on Climate
Change reports that immediate and significant emissions
reductions are required of all market sectors to stave off
the worst consequences of climate change.1 Achieving
global 1.5°C climate goals “will only be possible if we
replace, at scale, the global economy’s productive asset
base with non-emissive technologies.”2
The insurance industry is suffering from climate impacts.
As global temperatures increase, annual insured losses
from natural catastrophes routinely approach $100 billion
in the U.S., compared to $4.6 billion in 2000.3 The
Travelers Companies is not exempt, it experienced an
increase in pre-tax catastrophe losses over recent years,
from $886 million in 20194 to $1.88 billion in 2022.5
Travelers acknowledges that high catastrophe losses
“could materially and adversely affect… our financial
position….”6
While Travelers has developed coal and tar sands
policies limiting underwriting and investing in those
segments,7 it has not made a similar commitment in other
climate-critical business segments such as oil and gas.
The International Energy Agency’s Net Zero by 2050
Roadmap notes that fossil fuel use must fall drastically to
meet a Net‐Zero Emissions Scenario, and that no new oil
and natural gas fields are required beyond those already
approved for development.8 Insurance companies can
thus align with the global Net Zero goal by insuring only
existing oil and gas fields, a limitation similar to Travelers’
coal power plant policy,9 and by reducing investments in
high carbon companies, particularly oil and gas
companies investing in finding and developing new fields.
Rather than align its insuring, underwriting, and investing
activities with the global Paris goal, however, Travelers
amplifies its greenhouse emissions by continuing to
invest in and insure high carbon activities. Of the 16
largest U.S. property and casualty insurers, Travelers is
the fourth largest investor in fossil fuel-related assets,
with $4.7 billion invested as of 2019.10 In a survey of 30
global insurers’ climate actions, including oil and gas-
related activities, Travelers ranks in the lowest scoring
category.11
Travelers is falling behind peers in addressing climate
change, and the first step in reducing greenhouse gas
emissions is measuring them. AIG12 and The Hartford13
have set net zero goals for their insured and financed
emissions, as have several European re-insurers
including Swiss Re.14 Swiss Re currently discloses its
insurance-associated emissions.15 Aviva this year plans
to disclose and set 2030 targets for its insured
emissions.16
RESOLVED: Shareholders request that Travelers
measure and disclose the greenhouse gas emissions
associated with its underwriting and insuring activities in
high-carbon sectors, including oil and gas.
SHAREHOLDER PROPOSALS

80	The Travelers Companies, Inc. | 2024 Proxy Statement
1 https://www.ipcc.ch/report/ar6/syr/downloads/report/IPCC_AR6_SYR_FullVolume.pdf  p.20
2 https://www.mckinsey.com/capabilities/risk-and-resilience/our-insights/aligning-portfolios-with-climate-goals-a-new-approach-for-financial-institutions
3 https://www.iii.org/table-archive/20922
4 https://sustainability.travelers.com/iw-documents/sustainability/Travelers_TCFDReport2021.pdf  p.28
5 https://s26.q4cdn.com/410417801/files/doc_financials/2022/ar/Travelers-2022-Annual-Report.pdf  p.59
6 https://s26.q4cdn.com/410417801/files/doc_financials/2022/ar/Travelers-2022-Annual-Report.pdf  p.43
7 https://sustainability.travelers.com/iw-documents/sustainability/coal-tar-sands-policy.pdf
8 https://iea.blob.core.windows.net/assets/deebef5d-0c34-4539-9d0c-10b13d840027/NetZeroby2050-ARoadmapfortheGlobalEnergySector_CORR.pdf  p.99
9 https://sustainability.travelers.com/iw-documents/sustainability/coal-tar-sands-policy.pdf
10 https://www.ceres.org/sites/default/files/reports/2023-08/Changing Climate for the Insurance Sector_ Research and Insights.pdf  p.21
11 https://global.insure-our-future.com/wp-content/uploads/sites/2/2023/11/IOF-2023-Scorecard.pdf  p.17
12 https://www.aig.com/content/dam/aig/america-canada/us/documents/about-us/report/aig-esg-report_2021.pdf.coredownload.pdf  p.38
13 https://s0.hfdstatic.com/sites/the_hartford/files/sustainability-highlight-report.pdf  p.14
14 https://www.swissre.com/dam/jcr:5863fbc4-b708-4e61-acc7-6ef685461abb/esg-risk-framework.pdf  p.13
15 https://www.swissre.com/sustainability/approach/metrics-targets/climate-metrics-insurance.html
16 https://www.aviva.com/sustainability/reporting/climate-related-financial-disclosure/  p.45
Your Company’s Response
The Board of Directors unanimously recommends that shareholders vote AGAINST this proposal for the following reasons.
As a property casualty insurance company, the Company
recognizes that changing climate conditions affect its
business, and accordingly, the Company considers
climate risk as part of its underwriting, pricing,
reinsurance and investment decisions. The Company is
intently focused on the impacts of changing climate
conditions on its business and is taking robust measures
to appropriately manage both climate-related risks and
opportunities. Further, the Company has been
transparent on these issues through its prominent public
disclosures.
After thoughtfully considering the proposal, the Board
believes that the proposal’s request is not in the best
interest of shareholders because it is not currently
possible for the Company to reliably calculate the
GHG emissions associated with its “underwriting and
insuring activities in high-carbon sectors.” In addition,
even if it were possible, the Board believes that the
proposal’s request would amount to an inadvisable use
of significant management time and corporate
resources for the following reasons:
•GHG emissions are almost never relevant to the
Company’s assessment of its underwriting risk. By
contemplating that the Company incorporate into its
underwriting process a factor not predictive of
underwriting risk, the proposal represents a
prescriptive and inappropriate encroachment on
the Company’s longstanding risk-based approach
to underwriting, which would have significant
negative consequences, including:
•causing the Company to violate state law in certain
states;
•subjecting the Company to contract debarment in
certain states;
•undermining the ability of the Company to
compete effectively in the market;
•damaging customer relationships by introducing
unnecessary friction into the insurance sales
process; and
•negatively impacting customers, communities
and the effective operation of insurance
markets.
•“Carbon-intensive sectors” represent a relatively
small and decreasing percentage of the Company’s
premiums, and the significant majority of the
Company’s oil and gas-related customers are entities
that engage in “support activities” – primarily small and
mid-sized contractors that do not seem to be the focus
of the proposal.
•The Company already provides extensive disclosures
and has a comprehensive and effective approach to
identifying and mitigating climate-related risks in its
business and advancing climate-related opportunities.

It Is Not Currently Possible for the Company to Reliably Calculate the GHG Emissions Associated with Its “Underwriting and Insuring Activities in High-Carbon Sectors.”

As explained in the Company’s most recent Task Force
on Climate-related Financial Disclosures Report (“TCFD
Report”), the GHG emissions data for the vast majority of
the Company’s underwriting portfolio (e.g., personal
automobile, homeowners, small and mid-sized
businesses) is not readily available and, where it is
available, the data quality remains uneven. In fact, as
disclosed in the Company’s TCFD Report, as of
December 31, 2022, companies that have self-reported
their GHG emissions or with respect to which Bloomberg
estimated GHG emissions represent, in the aggregate,
$316 million in annual domestic premium, or 1% of the
Company’s direct written premiums.
Travelers notes that the proposal does not define “high-
carbon sectors” other than to include within that category
“oil and gas.” Accordingly, for purposes of this proposal,
the Company reviewed its customer base in the sectors
identified by Standard & Poor’s (“S&P”) in its 2023 Global
Insurer Survey as the most carbon intensive – Coal,
Utilities, Oil & Gas and Transportation – which, combined,
represented only 5.1% of the Company’s total premiums
in 2023. GHG emissions data is available for only 1.3% of
the Company’s 2023 direct written premiums; this
includes any GHG emissions data with respect to “high-
carbon sectors” in the Company’s underwriting portfolio.
The fact that GHG emissions data is not available with
respect to the vast majority of the Company’s customer
base in these sectors is likely due, at least in part, to the fact that, as discussed in the Company’s TCFD Report,
the largest segment of the Company’s oil and gas-related
direct written premiums relates to “support activities.” This customer segment is primarily composed of small and
mid-sized contractors, such as plumbers, pipefitters,
electricians and welders, with average annual revenues
of less than $10 million and fewer than 25 employees.
Unlike some large-scale extraction and exploration
enterprises, these customers generally do not report their
GHG emissions, and Bloomberg generally does not
estimate GHG emissions for such companies.
SHAREHOLDER PROPOSALS

2024 Proxy Statement | The Travelers Companies, Inc.	81
This data shortcoming is exacerbated by significant
challenges in determining how to allocate companies’
GHG emissions among the many lines of insurance
coverage a company may purchase, or the many carriers
that participate in an individual line of coverage provided.
Any methodology for allocating GHG emissions that
purports to be based on insurance premiums is
inapposite, as insurance premiums are risk-based and
bear no relationship to GHG emissions; some of the
highest premiums could be associated with the least
carbon intense operations and vice versa. For example,
offshore wind turbine construction or maintenance work
includes high-risk or high-hazard operations, which
generate a significant workers compensation premium
rate.
Furthermore, the GHG Protocol emphasizes the
importance of management judgment in prioritizing Scope
3 emissions reporting based on factors such as the
availability of data and relevance to the company’s
business goals and risks. The proposal would usurp such
judgment and would mandate the dedication of significant
resources to reporting emissions of limited relevance and
calculability.
In light of the significant data and methodology
challenges discussed above, it is not currently possible
for the Company to reliably calculate the GHG emissions
associated with its “underwriting and insuring activities in high-carbon sectors.”

The Proposal’s Request Is Inadvisable Because It Would Require Significant Management Time and
Corporate Resources for the Measurement of Data Almost Never Relevant to the Company’s
Assessment of its Underwriting Risk.

Under longstanding law and insurance industry practice,
Travelers identifies risk factors and establishes rates
based on sound actuarial principles based on expected
risk of future loss. To estimate the risk of future loss,
actuaries apply mathematics, statistics and economic
methods to estimate the probability and financial impact
of various risk factors. In other words, insurance actuaries and underwriters seek (and are required by law) to
determine risk factors that correlate with losses.
Ultimately, this risk-based approach is fundamental to any
insurance system.
The proposal requests the measurement and disclosure
of GHG emissions, which are almost never actuarially
predictive of underwriting risk – i.e., they almost never
correlate with expected risk of future loss. Accordingly,
even assuming the GHG emissions data of its insureds
could reliably be calculated, the measurement of such
emissions would amount to a significant use of
management time and corporate resources for little to no
value to the Company.
The supporting statement of the proposal makes clear
that its underlying purpose is for Travelers to alter its
underwriting approach to account for the GHG emissions
of its insureds – and, in any event, there does not seem
to be any other rationale for requesting that the Company
measure and disclose these emissions. By contemplating
that the Company incorporate into its underwriting
process an environmental factor – however important –
that is not predictive of underwriting risk, the proposal
represents a prescriptive and inappropriate
encroachment on the Company’s underwriting
judgment, which would have significant negative
consequences:
•The proposal would cause the Company to violate
state law in certain states. Some states in which the
Company conducts business have enacted legislation
that prohibits insurers from refusing to insure, charging
a different rate and/or offering different terms and
conditions based on environmental or social criteria,
unless such act is the result of the application of sound
underwriting and actuarial principles related to actual
or reasonable anticipated loss experience. These state
statutes preclude Travelers from incorporating GHG
emissions as a factor in its underwriting process to the
extent not predictive of risk – in other words, to the
extent the Company does not already do so pursuant
to its risk-based approach to underwriting.
•By causing the Company to penalize companies in
the oil and gas sector, the proposal would subject
the Company to contract debarment in certain
states. To the extent the proposal would result in the
Company terminating business with, or otherwise
penalizing, companies involved in the oil and gas
industry without an ordinary business purpose, the
Company could be deemed to be “boycotting energy
companies” and thus be subject to contract debarment
in those states. By potentially limiting the Company’s
ability to contract with existing and/or potential
customers in certain states, the proposal
inappropriately interferes with the Company’s business
decisions regarding whether and how to best compete
in those markets.
•The proposal would undermine the ability of the
Company to compete effectively in the market. To
the extent the proposal’s request is intended to compel
the Company to consider GHG emissions in its
underwriting, regardless of whether predictive of risk,
the proposal inappropriately seeks to replace the
Company’s time-tested underwriting strategy and
attempts to prescribe the Company’s business
decisions. In so doing, the proposal inappropriately
interferes with decisions that are at the heart of an
insurer’s business model and would undermine the
SHAREHOLDER PROPOSALS

82	The Travelers Companies, Inc. | 2024 Proxy Statement
ability of the Company to function in the manner that
has allowed it to meet its obligations to its customers
and other stakeholders, as well as to deliver industry-
leading returns to its shareholders over time.
•The proposal would introduce unnecessary friction
into the insurance sales process, which would
damage customer relationships and put the
Company at a competitive disadvantage. Producing
accurate and reliable GHG emissions data with respect
to the vast majority of the Company’s insureds would
likely involve requesting this data from such insureds.
Any request of additional information unrelated to
actuarial risk, however, would be burdensome for
customers and provide no value to the underwriting
process, thereby introducing significant unnecessary
friction into customers’ insurance buying experience.
This would:
•directly conflict with one of the Company’s three
innovation priorities – to provide great experiences
for Travelers customers, agents and brokers;
•negatively impact existing customer relationships;
and
•jeopardize the Company’s ability to compete for new
customers.
•By using insurance as a tool to achieve public
policy goals, the proposal would negatively impact
customers, communities and the effective
operation of insurance markets. Risk-based
underwriting and pricing is the bedrock principle of the
insurance industry. It benefits consumers by increasing
the availability of insurance at fair prices that
appropriately reflect the related risks and ensures the
financial solvency of insurers to pay covered claims
decades into the future. Likewise, this approach
benefits communities by ensuring that businesses can
access traditional forms of risk transfer. Incorporating
into insurance underwriting decisions factors that are
not predictive of risk, such as GHG emissions, for the
purpose of achieving public policy goals – however
admirable those goals may be – is likely to have long-
term and unintended negative consequences on the
Company, its customers, its communities and the
effective operation of insurance markets.

The Proposal’s Request Is Inappropriate Given the Composition of the Company’s Underwriting Portfolio.

The administrative and financial burdens that would be
imposed on the Company by the proposal’s request are
blatantly out of proportion to the percentage of the
Company’s underwriting portfolio represented by clients
in “high-carbon sectors, including oil and gas,” particularly given the composition of the Company’s energy sector
customer base. As disclosed in the Company’s most
recent TCFD Report, as of December 31, 2022, the
Company’s oil and gas industry-related business
represented only 1.3% of Travelers domestic direct
written premium and has meaningfully declined over time.
As stated in the Company’s TCFD Report and as
discussed above, the Company’s oil and gas sector
customers are primarily entities engaged in “support
activities,” with such customers representing a majority of
the Company’s oil and gas industry premiums. As
opposed to companies directly engaged in extraction,
distribution or refinement activities, this customer
segment is primarily composed of small and mid-sized
contractors, such as plumbers, pipefitters, electricians
and welders, as discussed above. The proposal does
not seem to be aimed at these types of businesses
and appears not to contemplate the Company’s
business mix or its customer base in the oil and gas
industry.
While the proposal does not define “high-carbon sectors”
other than to include within it “oil and gas,” the Company
has publicly disclosed in its TCFD Report the percentage
of the Company’s premiums associated with each of the
four sectors identified by S&P in its 2022 Global Insurer
Survey as the most carbon intensive (Coal, Utilities, Oil &
Gas and Transportation), as well as the breakdown of this
premium by insurance line. As of December 31, 2022, the
total combined premium from these industries comprised
only 5.4% of the Company’s total premiums –
representing a 21% reduction years from 2017 to 2022.
Given the relatively small and decreasing amount of the
Company’s premiums attributable to carbon intensive
sectors, the fact that “support activities” account for a
majority of the Company’s oil and gas business, and the
Company’s extensive reporting with respect to the
composition of its underwriting portfolio, the proposal’s
request would amount to an unjustified use of significant
management time and corporate resources.
SHAREHOLDER PROPOSALS

2024 Proxy Statement | The Travelers Companies, Inc.	83

The Proposal’s Request Is Inadvisable in Light of the Company’s Extensive Disclosures and
Comprehensive and Effective Approach to Identifying and Mitigating Climate-Related Risks in Its
Business and Advancing Climate-Related Opportunities.

The Company takes comprehensive measures to identify
and mitigate climate-related risks in its business and to
avail itself of climate-related opportunities in the market.
As described in detail in the Company’s TCFD Report,
the Board and its Risk Committee consider responding to
changing climate conditions as part of, and integral to,
overseeing the Company’s business and operations. The
Company also provides robust disclosures with respect to
its management of climate risks and opportunities in its
annual sustainability reporting, including in its TCFD
Report.
The Company has enhanced its already comprehensive
climate-related disclosures in recent years to include,
among other things:
•additional detail with respect to the composition of the
Company’s business mix, particularly as it relates to
the energy industry;
•an alternative view to understanding GHG emissions
related to the Company’s underwriting portfolio, by
disclosing the Company’s premiums over time with
respect to the four most carbon-intensive sectors as
classified by S&P, which have consistently represented
a very low percentage of the Company’s underwriting
portfolio and have meaningfully declined over time;
•additional detail with respect to the composition of the
Company’s investment portfolio, a quantification of the
GHG emissions for the portion of the Company’s
portfolio where some data is available and a discussion
of the Company’s multi-pronged approach to
addressing the financial risks posed by GHG emissions
on its investment portfolio; and
•a discussion of the results of its industry-leading
climate scenario analyses, conducted by independent
third parties, relating to both the Company’s investment
portfolio and aspects of its underwriting portfolio.
Shareholders are encouraged to review the Company’s
comprehensive disclosures regarding its robust climate-
related strategy in greater detail in the Company’s annual
sustainability reporting, including in its TCFD Report,
available at https://sustainability.travelers.com.
The Company’s approach to managing changing
climate conditions has proven effective; since 2016 –
the year Travelers began to take precise peril-based
underwriting actions in anticipation of a continued trend of elevated weather frequency and severity:
•the Company’s share of property catastrophe
losses relative to total property catastrophe losses
for the domestic property casualty industry has
declined significantly compared to the prior five
years; and
•the Company’s property catastrophe losses have
been meaningfully lower than the Company’s
corresponding market share.
In light of the Company’s existing extensive disclosures
and comprehensive and effective approach to identifying
and mitigating climate-related risks in its business and
advancing climate-related opportunities, efforts to attempt
to measure the emissions associated with the Company’s
“underwriting and insuring activities in high-carbon
sectors” – even if possible – would amount to an
unjustified significant use of the Company’s time and
resources.

Summary

The Board believes that the proposal’s request would not be in the best interest of shareholders. Specifically, in addition to the fact that GHG emissions data is not available with respect to the vast majority of the Company’s customer base in
“high-carbon sectors,” the Board believes that the proposal’s request would require an inadvisable use of significant management time and corporate resources because:
•GHG emissions are almost never relevant to the Company’s assessment of its underwriting risk; by contemplating that the Company incorporate into its underwriting process a factor not predictive of underwriting risk, the proposal represents a prescriptive and inappropriate encroachment on the Company’s longstanding risk-
based approach to underwriting, which would have significant negative consequences;
•“carbon-intensive sectors” represent a relatively small and decreasing percentage of the Company’s premiums, and the significant majority of the Company’s oil and gas-related customers are entities that engage in “support activities” – entities that do not seem to be the focus of the proposal; and
•the Company already provides extensive disclosures and has a comprehensive and effective approach to identifying and mitigating climate-related risks in its business and advancing climate-related opportunities.
For the above reasons, your Board recommends you vote AGAINST this proposal.
SHAREHOLDER PROPOSALS

84	The Travelers Companies, Inc. | 2024 Proxy Statement

ITEM 6	Shareholder Proposal Relating to Human Rights Risks in Underwriting	Your Board recommends you vote AGAINST this Shareholder Proposal Relating to Human Rights Risks in Underwriting

Trillium ESG Global Equity Fund (“Trillium”), located at
Two Financial Center, 60 South Street, Suite 1100,
Boston, MA 02111, has advised us that it plans to
introduce the following resolution on behalf of itself.
Trillium is the beneficial holder of more than $2,000 of the
Company’s common stock.
Human Rights Risk Report
Resolved: Shareholders request that The Travelers
Companies (“Travelers”) Board of Directors publish a
report, describing how human rights risks and impacts
are evaluated and incorporated in the underwriting
process. The report should be prepared at reasonable
cost and omit proprietary information.
Supporting Statement: The proponents recommend the
report include
•The extent to which Free, Prior and Informed Consent
(FPIC), as articulated in the United Nations Declaration
on the Rights of Indigenous Peoples, is considered or
evaluated in the underwriting process; and
•Travelers’ stakeholder engagement process, such as
participating stakeholders, key recommendations
made, and actions taken to address such
recommendations.
Under the UN Guiding Principles on Business and
Human Rights, companies are expected to conduct
human rights due diligence to meet the corporate
responsibility to respect human rights. The UN
Declaration on the Rights of Indigenous Peoples
recognizes the rights of Indigenous Peoples to self-
determination, territories, and cultural practices, and
establishes that entities must seek FPIC of Indigenous
Peoples related to projects that may impact their rights.
Projects that may negatively impact Indigenous Peoples
may face public opposition and increase reputational risk.
There are at least two areas where Travelers may be
exposed to environmental and social risk:
•Arctic National Wildlife Refuge (“ANWR”): Travelers
faces public scrutiny over the potential risk associated
with the ANWR. The Gwich’in Steering Committee has
written to Travelers asking for a commitment to not to
insure projects in the ANWR, to protect its
communities, culture, and way of life.1 Seventeen
insurers have committed not to insure oil and gas
projects in the ANWR, noting potential negative
impacts on Indigenous Peoples and biodiversity.2
•Democratic Republic of Congo (DRC): Travelers has
also been asked to make a public commitment to not
provide any underwriting or reinsurance for oil
exploration and extraction in the Democratic Republic
of Congo (DRC). A DRC oil block auction lacks the
FPIC of Congolese Indigenous peoples.3
The Principles for Sustainable Insurance, signed by 135
insurers representing $15 trillion in assets, serves as a
framework to address environmental, social and
governance (ESG) risks and opportunities.4 Travelers is
not a signatory. Several companies incorporate ESG in
their underwriting practice, including AIG, Munich Re, and
Zurich. Allianz, AXIS Capital, and Swiss Re assess FPIC.
Identification and evaluation of all relevant data or risk
factors, including exposure to potential human rights or
biodiversity impacts or losses that are relevant in the
context of an activity, are necessary to accurately assess
the risk exposure and appropriately set pricing, coverage,
and exclusions. While Travelers provides some
information on its evaluation of general risks in
underwriting, it lacks disclosure on how it evaluates
human rights risks, in particular the rights of Indigenous
Peoples. This may expose the company to mispricing of
risk or failing to identify potential social and human rights risks associated with its business activities, which may
lead to increased costs, project cancelations, or negative
human rights outcomes.
SHAREHOLDER PROPOSALS

2024 Proxy Statement | The Travelers Companies, Inc.	85
1 https://ourarcticrefuge.org/gsc-and-240-allied-organizations-urge-u-s-insurance-companies-to-meet-the-moment-with-policy-to-protect-the-arctic-refuge/
2 https://ourarcticrefuge.org/corporate-commitment-to-protect-the-arctic-refuge/
3 https://www.greenpeace.org/static/planet4-africa-stateless/2023/09/c9d5ab91-blood-oil-gpa-report-aug-2023-v5.pdf
4 https://www.unepfi.org/insurance/insurance/signatory-companies/
Your Company’s Response
The Board of Directors unanimously recommends that shareholders vote AGAINST this proposal for the following reasons.
Travelers is committed to protecting and preserving
human rights, as reflected in many of the Company’s
policies and disclosures. The Board believes, however,
that the proposal’s request to prepare a report “describing
how human rights risks and impacts are evaluated and
incorporated in the underwriting process” would amount
to a wasteful use of significant management time and
corporate resources for the following reasons:
•The Company has de minimis, if any, exposure to
human rights risk.
•Given the Company’s geographies, products and
customers, human rights risks and impacts are almost
never relevant to the Company’s assessment of its
underwriting risk. By contemplating that the
Company incorporate into its underwriting process a
factor not predictive of underwriting risk, the proposal
represents a prescriptive and inappropriate
encroachment on the Company’s longstanding
risk-based approach to underwriting, which would
have significant negative consequences, including:
•causing the Company to violate state law in certain
states;
•undermining the ability of the Company to
compete effectively in the market; and
•negatively impacting customers, communities
and the effective operation of insurance
markets.
•The Company already provides extensive
disclosures regarding its commitment to human
rights and its approach to sustainability more broadly.

The Proposal’s Request Would Require a Wasteful Use of Significant Management Time and Corporate Resources in Light of the Company’s De Minimis, If Any, Exposure to Human Rights Risk.

The proposal fundamentally fails to appreciate the
Company’s specific geographies, business mix and
customer base. The Company operates primarily in the
United States; in 2023, 94.7% of its direct written
premiums were from the United States, 3.0% were from
Canada, and the vast majority of the remaining 2.3%
were from the United Kingdom and the European Union.
In turn, the proposal highlights the Arctic National Wildlife
Refuge and the Democratic Republic of Congo as
specific areas “where Travelers may be exposed to
environmental and social risk,” but, as the Company has
previously shared with the proponent, the Company does
not underwrite any policies in these areas. In light of the
geographies in which the Company actually operates, as
well as its book of business, the Company has de
minimis, if any, exposure to “human rights risk,” rendering
the administrative and financial burdens that the
proposal’s request would impose on the Company
wasteful and detrimental to shareholder value.
Travelers engages in a comprehensive process to identify
and evaluate meaningful risks to which the Company is
exposed, including in connection with the preparation of
each of the following:
•the Company’s Annual Report on Form 10-K, including
its Risk Factors section, in which the Company is
required to discuss the material factors that make an
investment in the Company speculative or risky;
•the Company’s “Management’s Identification of
Significant Risks” (MISR), a governance process
through which senior risk and business leaders of the
Company and various committees collaborate to
identify the significant risks faced by the Company; and
•the Company’s “Own Risk and Solvency
Assessment” (ORSA), an annual self-assessment that
insurers are required to conduct with respect to their
current and future risks.
These processes involve disciplines and senior
executives from across the Company, including the Chief
Underwriting Officer, Chief Risk Officer, Chief Financial
Officer, Chief Legal Officer and the presidents of each of
the Company’s business segments, among others. As
part of these processes, the Company has not
identified human rights risks and/or impacts as a
meaningful risk to the Company. In addition, when the
Company conducted a formal prioritization exercise to
identify the sustainability topics most relevant to the
Company’s industry, business and stakeholders – a
process that included engaging with institutional investors
representing approximately 50% of the Company’s
outstanding shares at the time – human rights was not
raised as a topic relevant to Travelers.
Because the Company has de minimis, if any, exposure
to human rights risk, the preparation of a report regarding
“how human rights risks and impacts are evaluated and
incorporated in the underwriting process” would be a
wasteful use of significant management time and
corporate resources.
SHAREHOLDER PROPOSALS

86	The Travelers Companies, Inc. | 2024 Proxy Statement

The Proposal’s Request Is Inadvisable Because It Would Require Significant Management Time and
Corporate Resources for the Preparation and Publication of a Report on an Issue Almost Never
Relevant to the Company’s Assessment of its Underwriting Risk.

Under longstanding law and insurance industry practice,
Travelers identifies risk factors and establishes rates
based on sound actuarial principles based on expected
risk of future loss. To estimate the risk of future loss,
actuaries apply mathematics, statistics and economic
methods to estimate the probability and financial impact
of various risk factors. In other words, insurance actuaries and underwriters seek (and are required by law) to
determine risk factors that correlate with losses.
Ultimately, this risk-based approach is fundamental to any
insurance system.
The proposal requests the preparation and publication of
a report “describing how human rights risks and impacts
are evaluated and incorporated in the underwriting
process.” Given the profile of the Company’s
geographies, customer base and product suite, human
rights are almost never relevant to the Company’s
evaluation of its underwriting risk – i.e., they almost never correlate with expected risk of future loss. In the very rare circumstances in which they might have relevance to an
underwriting risk the Company is assessing, the
Company already incorporates such risks in the
underwriting process. Accordingly, the Company believes
that it would be a wasteful use of management time and
corporate resources – and not meaningful to investors –
to write a report describing how the Company
incorporates into its underwriting process one specific
and minor risk out of a plethora of underwriting risks that
may be relevant with respect to a particular entity or line
of business it underwrites.
The supporting statement of the proposal makes clear
that its underlying purpose is for Travelers to identify and evaluate “exposure to potential human rights or
biodiversity impacts or losses that are relevant in the
context of an activity” in order to “accurately assess the
risk exposure and appropriately set pricing, coverage,
and exclusions.” In other words, the proposal suggests
that the Company should alter its underwriting process to
account for “human rights risks and impacts.” By
contemplating that the Company incorporate into its
underwriting process a social factor – however important
– that is not predictive of underwriting risk, the proposal
represents a prescriptive and inappropriate
encroachment on the Company’s underwriting
judgment, which would have significant negative
consequences:
•The proposal would cause the Company to violate
state law in certain states. Some states in which the
Company conducts business have enacted legislation
that prohibits insurers from refusing to insure, charging
a different rate and/or offering different terms and
conditions based on environmental or social criteria,
unless such act is the result of the application of sound
underwriting and actuarial principles related to actual
or reasonable anticipated loss experience. These state
statutes preclude Travelers from incorporating human
rights issues as a factor in its underwriting process to
the extent not predictive of risk – in other words, to the
extent the Company does not already do so pursuant
to its risk-based approach to underwriting.
•The proposal would undermine the ability of the
Company to compete effectively in the market. To
the extent the proposal’s request is intended to compel
the Company to consider in its underwriting human
rights issues, regardless of whether predictive of risk,
the proposal inappropriately seeks to replace the
Company’s time-tested underwriting strategy and
attempts to prescribe the Company’s business
decisions. In so doing, the proposal inappropriately
interferes with decisions that are at the heart of an
insurer’s business model and would undermine the
ability of the Company to function in the manner that
has allowed it to meet its obligations to its customers
and other stakeholders, as well as to deliver industry-
leading returns to its shareholders over time.
•By using insurance as a tool to achieve public
policy goals, the proposal would negatively impact
customers, communities and the effective
operation of insurance markets. Risk-based
underwriting and pricing is the bedrock principle of the
insurance industry. It benefits consumers by increasing
the availability of insurance at fair prices that
appropriately reflect the related risks and ensures the
financial solvency of insurers to pay covered claims
decades into the future. Likewise, this approach
benefits communities by ensuring that businesses can
access traditional forms of risk transfer. Incorporating
into insurance underwriting decisions factors that are
not predictive of risk, such as human rights issues, for
the purpose of achieving public policy goals – however
admirable those goals may be – is likely to have long-
term and unintended negative consequences on the
Company, its customers, its communities and the
effective operation of insurance markets.
SHAREHOLDER PROPOSALS

2024 Proxy Statement | The Travelers Companies, Inc.	87

The Proposal’s Request Is Inadvisable in Light of the Company’s Extensive Disclosures Regarding its Commitment to Human Rights and Its Approach to Sustainability More Broadly.

Human rights is a very important company value at
Travelers. Accordingly, the Company addresses human
rights in a number of corporate policies and provides
extensive disclosures regarding its commitment and
practices relating to human rights, as well as its approach
to sustainability more broadly. For example:
•The Company’s Code of Business Conduct and Ethics
(available on the Company’s sustainability website,
https://sustainability.travelers.com, under “Ethics &
Responsible Business Practices”) details the
Company’s policy to comply with all applicable laws,
rules and regulations, which include those relating to
human rights. Further, the Company’s commitment to
human rights is embodied in its core values of honesty,
integrity and accountability, which form the basis of the
Code of Business Conduct and Ethics.
•The Company’s Human Rights Statement (available on
the Company’s sustainability website, https://
sustainability.travelers.com, under “Ethics &
Responsible Business Practices”) sets forth the
Company’s commitment to human rights, as they are
defined in the United Nations Universal Declaration of
Human Rights, and outlines the actions Travelers takes
to ensure it is honoring its commitment to human
rights. These actions include:
•requiring all employees to read and affirm upon hire,
and annually thereafter, the Company’s Code of
Business Conduct and Ethics;
•requiring all employees to annually participate in
Code of Business Conduct and Ethics training;
•expecting that all its employees, agents, customers
and business partners reject slavery, human
trafficking, and forced and child labor;
•providing multiple avenues (including anonymous
ones) by which employees, customers or business
partners can raise issues of concern or report
potential violations of the Code of Business Conduct
and Ethics or other Company policies without fear of
retaliation;
•ensuring that Company employees across the globe
work in safe environments and have safe working
conditions and expecting suppliers to ensure the
same for their employees; and
•ensuring that the Company’s business and
operations fully comply with all applicable labor,
safety, health, anti-discrimination and other
workplace laws.
•The Company’s Supplier Code of Conduct (available
on the Company’s sustainability website, https://
sustainability.travelers.com, under “Ethics &
Responsible Business Practices”) sets forth the
Company’s expectation that its suppliers “demonstrate
their commitment to ethical, humane, socially
responsible and legally compliant business practices.”
The Supplier Code of Conduct expresses the
Company’s commitment to working with suppliers “who
share [its] fundamental values and demonstrate their
own commitment to promoting individual human
rights.” It provides the Company’s expectation that its
suppliers “treat their employees, agents, customers
and business partners with respect and dignity, free
from abuse, harassment or discrimination based on
any status, condition or category protected by law.”
The Supplier Code of Conduct further provides that
Travelers expects its suppliers to “fully comply with all
applicable labor, health and safety, anti-discrimination,
anti-retaliation and other workplace laws, including
those addressing equal pay, child labor, forced labor,
slavery and human trafficking, and wage and hour
laws.”
•The Company’s Modern Slavery Act Transparency
Statement (available at https://www.travelers.co.uk/
modern-slavery-act) discusses the steps that Travelers
Europe is taking to ensure that slavery and human
trafficking are not taking place in any part of its
business or supply chains.
•The Company’s robust sustainability reporting,
including its annual Sustainability Report, Task Force
on Climate-related Financial Disclosures Report
(“TCFD Report”) and Sustainability Accounting
Standards Board Report (“SASB Report”) (all of which
are available at https://sustainability.travelers.com),
provide detailed information regarding the Company’s
approach to sustainability, its consideration of a broad
range of risks and opportunities (including
environmental and social risks and opportunities) to its
business and how it integrates its commitment to its
customers, communities and employees into its
strategy for creating long-term shareholder value.
Among other things, the Sustainability Report:
•includes an extensive and industry-leading
discussion regarding the Company’s robust
governance and controls designed to ensure that its
pricing is actuarially sound and that its underwriting
and pricing policies comply with all applicable laws
and do not consider race or other prohibited
characteristics; and
•discusses the Company’s support for community-
related “initiatives that combat inequity by creating
pathways and enhancing opportunities for career
readiness, access and success,” such as the
Company’s signature career pipeline program,
Travelers EDGE® (Empowering Dreams for
Graduation and Employment), which provides a
unique, holistic approach to education and career
development for underserved students.
SHAREHOLDER PROPOSALS

88	The Travelers Companies, Inc. | 2024 Proxy Statement
Shareholders are encouraged to review the disclosures
referenced above, all of which are available at https://
sustainability.travelers.com.
In light of the Company’s extensive disclosures regarding
its commitment and actions relating to human rights, its
holistic approach to creating sustained shareholder value
and its many sustainability-oriented initiatives, the
Company believes that it would be an unjustified use of
significant management time and corporate resources to
produce an additional report regarding human rights.

Summary

While Travelers remains committed to protecting and preserving human rights, the Board believes that the proposal’s request would not be in the best interest of shareholders. Specifically, the Board believes that the proposal’s request would require a wasteful use of significant management time and corporate resources because:
•the Company has de minimis, if any, exposure, to human rights risk;
•given the geographies in which the Company operates, its customer base and its lines of business, human rights risks and impacts are almost never relevant to the Company’s assessment of its underwriting risk; by contemplating that the Company incorporate into its underwriting process a factor not predictive of underwriting risk, the proposal represents a prescriptive and inappropriate encroachment on the Company’s underwriting judgment, which would have significant negative consequences; and
•the Company already provides extensive disclosures regarding its commitment to human rights and its approach to sustainability more broadly.
For the above reasons, your Board recommends you vote AGAINST this proposal.
SHAREHOLDER PROPOSALS

2024 Proxy Statement | The Travelers Companies, Inc.	89

ITEM 7	Shareholder Proposal Relating to CEO Pay Ratio and Executive Compensation	Your Board recommends you vote AGAINST this Shareholder Proposal Relating to CEO Pay Ratio and Executive Compensation

Jing Zhao has advised us that he plans to introduce the
following resolution on behalf of himself. Mr. Zhao
represents that he is the beneficial holder of 23 shares of
the Company’s common stock.
Resolved: shareholders recommend that The Travelers
Companies, Inc. (our Company) improve the executive
compensation program to include the CEO pay ratio
factor.
Supporting Statement
Our Company’s CEO pay ratio was 194:1 (or 181:1) for
2022 (2023 Proxy Statement p.114).
America’s ballooning executive compensation is not
sustainable for the economy, and there is no rational
methodology or program to decide the executive
compensation, particularly because there is no
consideration of the CEO pay ratio factor. The sharp
disparity of income has a direct negative impact on
America’s social instability. For example, an article from
Politico.com 09/16/2023 "‘No defensible argument’: Anger
boils over at CEO pay"  stated:    “The historic UAW strike
puts an exclamation point on more than a decade of
efforts… to  narrow  the pay  gap  between top
executives and workers. GM CEO Mary Barra’s $29
million pay package is 362 times what her company’s
median employee makes. For Ford CEO Jim Farley, the
ratio is 281 times. It’s 365:1 for Stellantis CEO Carlos
Tavares and his average employee. Median CEO pay at
the largest U.S. public companies hit $22.3 million last
year, ... And between 1978 and 2021, executive
compensation at large American companies increased by
more than 1,400 percent.”
Shareholders in JPMorgan Chase & Co., Intel, Netflix and
other big companies rejected sky-high executive pay
packages in 2022 and 2023.
As a policy recommendation, our Company may refer to
Aristotle’s Politiká/Politics, in which he concluded that in a stable community (polis), the disparity of land ownership
should not be more than 5 times. Human nature has not
changed so dramatically. The CEO pay ratios of big
Japanese and European companies are not so far away
from Aristotle’s recommendation.
SHAREHOLDER PROPOSALS

90	The Travelers Companies, Inc. | 2024 Proxy Statement
Your Company’s Response
The Board of Directors unanimously recommends that shareholders vote AGAINST this proposal for the following reasons.
Although SEC rules require disclosure of the ratio of the
annual total compensation of the Company’s CEO to the
median of the annual total compensation of all employees
of the Company other than the CEO (referred to as the
“CEO pay ratio”), the Board does not believe that the
CEO pay ratio should be included as a factor in the
Company’s compensation philosophy or objectives or
guide its executive compensation decisions for the
following reasons:
•Altering the Company’s executive compensation
program is unwarranted, because:
•The Company’s longstanding executive
compensation program is thoughtfully designed,
reinforces the Company’s long-term perspective and
is appropriately aligned with both Company and
executive performance; and
•As part of its longstanding and comprehensive
shareholder engagement program, the Company
regularly obtains shareholder feedback regarding
executive compensation matters, incorporates such
feedback into compensation-related decisions and,
importantly, has not received requests from
shareholders to add pay ratio as a factor in its
executive compensation program.
•The CEO pay ratio is not an appropriate measure to
use in executive compensation decisions because
both of the underlying components comprising the
CEO pay ratio – the compensation of the Company’s
CEO and the compensation of the Company’s
employees – are competitive and based on the
market; in other words, the CEO pay ratio is simply the
mathematical result of competitive and market-based
decisions.
•Even assuming the CEO pay ratio were an appropriate
factor to include in decisions related to executive
compensation, the Company’s CEO pay ratio is in line
with market practice.

The Company’s Longstanding Executive Compensation Program Is Thoughtfully Designed and
Appropriately Aligned with Both the Financial Performance of the Company and the Individual
Performance of the Company’s Executives.

The Board’s Compensation Committee has thoughtfully
designed an executive compensation program – the
objectives and structure of which have been stable over
time – that is aligned with the Company’s articulated
financial strategy and is designed to reinforce a long-term
perspective and align the interests of the Company’s
executives with those of its shareholders.
The “Compensation Discussion and Analysis” section of
this Proxy Statement provides detailed information
regarding the Company’s executive compensation
program, its objectives, factors considered by the
Compensation Committee and the link between pay and
performance.  Our executive compensation program has
long been guided by a pay-for-performance philosophy.
For example, for the 2023 performance year, more than
93% of our CEO’s compensation and approximately 87%
of the compensation of our other named executive
officers was performance-based.
When making compensation decisions, the
Compensation Committee carefully considers the short-
and long-term financial performance of the Company on
both an absolute basis and relative to the Company’s
peers and evaluates other factors discussed under the
“2023 Overview” in the “Compensation Discussion and
Analysis” section of this Proxy Statement. The Committee
also evaluates the contributions made by each of the
Company’s named executive officers in achieving the
results.
The “Compensation Discussion and Analysis” section of
this Proxy Statement details the strong financial results of the Company in 2023, built upon the Company’s
exceptional results for more than a decade, and
demonstrates the correlation between executive
compensation levels and the Company’s financial
performance. Notably, the chart on page 41 illustrates the
directional relationship for the past ten performance years
between the total direct compensation of our CEO and
the Company’s core return on equity.
The Board believes that the Compensation Committee is
best positioned to evaluate and determine the design and
effectiveness of the Company’s executive compensation
program based on factors relevant to the Company and
its business. Moreover, the proponent has not
provided a single Company-specific rationale for
modifying the Company’s executive compensation
program, nor has the proponent explained how the
proposed change would enhance shareholder value.
Because the Compensation Committee has designed an
effective compensation program that appropriately links
pay to the Company’s financial performance and
individual performance and reinforces the Company’s
long-term focus, the Board believes that the proposal’s
request to alter the Company’s executive compensation
program is unwarranted.
SHAREHOLDER PROPOSALS

2024 Proxy Statement | The Travelers Companies, Inc.	91

The Company Regularly Obtains Feedback from Its Shareholders Regarding Executive
Compensation, Which It Incorporates into Compensation-Related Decisions, and Has Not Received
Shareholder Requests to Incorporate Pay Ratio as a Factor in its Executive Compensation Program.

The Company has a comprehensive and thoughtful
shareholder outreach program; each year, the Company
engages with its largest shareholders to discuss
emerging trends and to obtain investor feedback,
including with respect to the Company’s compensation
practices.  For example, in 2023, the Company sought
meetings with shareholders representing approximately
52% of its outstanding shares and engaged with
shareholders representing more than 40% of its
outstanding shares. The Company considers feedback
obtained through its robust shareholder outreach program
and, as discussed on page 5 of this Proxy Statement, has
implemented changes to its executive compensation
practices as a result of such feedback. Most recently, for
example,  based in part on investor input,  the  Company
implemented a maximum cash bonus opportunity for its
CEO and amended the Company’s executive stock
ownership policy.
In conversations with investors in recent years, in which
shareholders were generally supportive of the Company’s
compensation program, the Company has not received
any feedback regarding the incorporation of pay ratio as a
factor in its executive compensation program.
Importantly, shareholders also have an annual
opportunity to convey their views to the Company by
casting an advisory vote to approve the compensation of
the Company’s named executive officers. A substantial
majority of the Company’s shareholders have supported
the Company’s executive compensation program in each
of the past ten years.

The CEO Pay Ratio is Not an Appropriate Factor to Include in Executive Compensation Decisions.

While the Compensation Committee annually reviews the
Company’s CEO pay ratio and median employee
compensation, it does not believe that the CEO pay ratio
should factor into the Company’s compensation
philosophy or objectives or guide its executive
compensation decisions.
The CEO pay ratio is simply a mathematical result
derived from two components – the annual total
compensation of the Company’s CEO and the median of
the annual total compensation of all employees of the
Company other than the CEO. Both the compensation of
the Company’s CEO and the compensation of the
Company’s employees are the result of thoughtful
decisions based on individual and Company performance
as well as the market for talent.  Because the two
components of the CEO pay ratio are thoughtfully
derived, competitive and based on the market, the CEO
pay ratio itself is not a meaningful factor in setting
executive compensation.
As discussed in further detail in the “Compensation
Discussion and Analysis” section of this Proxy Statement,
the Compensation Committee considers relevant
compensation information for the Company’s
Compensation Comparison Group as part of its
comprehensive decision-making process. Each year, the
Compensation Committee compares Travelers’ executive
compensation to that of the Compensation Comparison
Group and the market more generally, and each year, it
has determined that the Company’s executive
compensation is aligned with the market and is
appropriately competitive.
Similarly, the Company takes a thoughtful approach to
employee compensation and pays its employees
equitably and competitively. The Company’s
compensation and benefits programs are designed to
attract, motivate and retain high-performing employees;
the Company’s longstanding pay-for-performance
philosophy differentiates awards based on individual and
Company performance. Pursuant to its charter, the
Compensation Committee, which is advised by an
independent compensation consultant, oversees the
Company’s general compensation philosophy and
objectives, as well as its compensation and benefit
programs.
The Company regularly reviews several data points to
monitor whether its talent management, retention and
compensation strategies are working as intended. As of
December 31, 2023, Travelers’ average voluntary
employee turnover rate for the past three years was
approximately 10%, and the Company’s 2023 turnover
rate has returned to pre-pandemic levels. Additionally, the
average employee tenure at Travelers is 12 years and
more than 20 years for the Company’s approximately 700
most senior leaders. The Company views its voluntary
turnover rate and average employee tenure as important
indicators that its talented employees remain engaged
and fairly compensated.
In light of the fact that CEO and employee compensation
at Travelers are thoughtful, competitive and market-
based, and given the Compensation Committee’s
effective oversight of both the Company’s executive and
employee compensation programs, the Board believes
that it would be misguided to incorporate the CEO pay
ratio as a factor into the Company’s executive
compensation program.
SHAREHOLDER PROPOSALS

92	The Travelers Companies, Inc. | 2024 Proxy Statement

Even Assuming that the CEO Pay Ratio Were Relevant to the Executive Compensation Decision- Making Process, the Company’s CEO Pay Ratio Is in Line with Market Practice.

The Compensation Committee annually reviews the
Company’s CEO pay ratio and median employee
compensation, as well as the reported ratios and median
employee compensation of the Company’s peers. The
Company’s CEO pay ratio and median employee
compensation have historically compared favorably with
those of its peers.
For instance, for 2023, the ratio of the annual total
compensation of the Company’s CEO to the median of
the annual total compensation of all of the Company’s
other employees was 194:1. For 2022 – the most recent
year for which market data is available – the Company’s
CEO pay ratio was also 194:1; this ratio was between the
25th percentile (of 159:1) and median (of 238:1) of ratios
for the companies in the Company’s Compensation
Comparison Group, whose ratios ranged from a high of
972:1 to 112:1.
For 2022, the median of annual total compensation of all
Travelers employees other than the CEO was $108,583
($116,770 for full-time employees in the United States
who worked for Travelers for the entire year), which was
significantly higher than the median of reported median
employee compensation of $75,400 for S&P 500
companies, $82,500 for S&P 500 companies in the
financial industry and $71,000 for companies in the
Company’s Compensation Comparison Group and,
based on U.S. Census Bureau data, the U.S. median
household income of $74,580.
For all of these reasons, the Board believes that the
proposal’s request to alter the Company’s executive
compensation program is unwarranted.

Summary

The Board believes that the proposal’s request is not in the best interest of shareholders because:
•the Company regularly obtains shareholder feedback regarding executive compensation matters, incorporates such feedback into compensation-related decisions and has not received requests from shareholders to add pay ratio as a factor in its executive compensation program;
•the CEO pay ratio is not an appropriate measure to use in executive compensation decisions, because the two components of the CEO pay ratio are the result of thoughtful decisions based on individual and Company performance as well as the market for talent; and
•the Company’s CEO pay ratio is in line with market practice.
For the above reasons, your Board recommends you vote AGAINST this proposal.
SHAREHOLDER PROPOSALS

2024 Proxy Statement | The Travelers Companies, Inc.	93
Share Ownership Information

Directors and Executive Officers

The following table shows, as of March 18, 2024, the beneficial ownership of our common stock by each director and director nominee of the Company, each of the named executive officers, and all directors, director nominees and executive officers of the Company as a group.

	Number of Shares or Units Beneficially Owned as of March 18, 2024(1)
Name of Beneficial Owner	Shares Owned Directly and Indirectly(2)	Stock Options Exercisable Within 60 Days of March 18, 2024(3)	Stock Equivalent Units(4)	Total Stock- Based Ownership(5)
Alan D. Schnitzer	281,061	874,884	—	1,155,945
Daniel S. Frey	23,514	56,323	—	79,837
Gregory C. Toczydlowski	28,064	168,165	—	196,229
Avrohom J. Kess	39,844	323,741	—	363,585
Michael F. Klein	24,617	123,653	—	148,270
Alan L. Beller	—	—	—	—
Janet M. Dolan	—	—	309	309
Russell G. Golden	—	—	—	—
Patricia L. Higgins	122	—	—	122
William J. Kane	877	—	—	877
Thomas B. Leonardi	—	—	—	—
Clarence Otis Jr.	—	—	—	—
Elizabeth E. Robinson	—	—	—	—
Philip T. Ruegger III	23,359	—	—	23,359
Rafael Santana	—	—	—	—
Todd C. Schermerhorn	—	—	—	—
Laurie J. Thomsen	1,925	—	1,338	3,263
Bridget van Kralingen	—	—	—	—
David S. Williams	—	—	—	—
All Directors and Executive Officers as a Group (26 persons)(6)	906,806	2,166,813	1,647	3,075,266
(1)Unless otherwise indicated, each individual and member of the group has sole voting power and sole investment power with respect to the shares owned. As of March 18, 2024, (A) no director or executive officer beneficially owned 1% or more of the outstanding common stock of the Company, and (B) the directors and executive officers of the Company as a group beneficially owned approximately 1.33% of the outstanding common stock of the Company (including common stock they can acquire within 60 days).
(2)Included are (A) common shares owned outright; (B) common shares held in our 401(k) Savings Plan; (C) shares held by family members of the following: Mr. Schnitzer— 18,521 shares held by his spouse and 93 shares held by Mr. Schnitzer as custodian for his children (Mr.
Schnitzer disclaims beneficial ownership of these 93 shares); and Ms. Thomsen—200 shares held by her spouse; and (D) the following shares which are held in trust: Ms. Thomsen—125 shares held in trust for which Ms. Thomsen is a nominal trustee.
(3)The number of shares shown in this column are not currently outstanding but are deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days of March 18, 2024.
(4)All non-employee directors hold deferred stock units granted under the Amended and Restated 2004 Stock Incentive Plan, the 2014 Stock
Incentive Plan, the 2023 Stock Incentive Plan, the Deferred Compensation Plan for Non-Employee Directors or the legacy deferred stock plan of either St. Paul or TPC. This column lists those deferred stock units that would be distributed to directors in the form of shares of common stock within 60 days if any of them were to have retired as a director on March 18, 2024. In addition, each director holds deferred stock units and common stock units which are not reflected in the table above because the units would not be distributed to directors in the form of common stock until at least six months following his or her retirement as a director. See footnote (2) to the “Non-Employee Director
Compensation—Director Compensation for 2023” table for detail regarding each director’s common stock units and deferred stock unit holdings as of December 31, 2023.
(5)These amounts are the sum of the number of shares shown in the prior columns. As of March 18, 2024, non-employee directors also hold deferred stock units and common stock units which are not reflected in the table above because the units will be distributed to directors in
OTHER INFORMATION

94	The Travelers Companies, Inc. | 2024 Proxy Statement
the form of common stock more than 60 days following their retirement as a director. The table below reflects the directors’ equity holdings in the Company, including these deferred and common stock units.

Name	Shares Owned Directly and Indirectly	Stock Equivalent Units		Total
		Vested	Unvested
Beller	—	41,157	973	42,130
Dolan	—	55,278	973	56,251
Golden	—	467	1,955	2,422
Higgins	122	41,157	973	42,252
Kane	877	20,676	1,888	23,441
Leonardi	—	2,261	1,888	4,149
Otis	—	13,270	1,888	15,158
Robinson	—	7,103	1,888	8,991
Ruegger	23,359	14,919	973	39,251
Santana	—	1,089	1,888	2,977
Schermerhorn	—	10,409	1,888	12,297
Thomsen	1,925	56,482	1,888	60,295
van Kralingen	—	1,089	1,888	2,977
(6)Includes an aggregate of 17,233 shares of common stock beneficially owned by these individuals in trust and 21,320 shares of common stock held by family members. As a director nominee, Mr. Williams is not included in the aggregate amounts shown for All Directors and
Executive Officers as a Group.

5% Owners

The following table provides information about shareholders known to us to beneficially own more than 5% of our outstanding common stock.

Beneficial Owner	Amount and Nature of Beneficial Ownership of Company Stock		Percent of Company Common Stock
The Vanguard Group 100 Vanguard Boulevard, Malvern, PA 19355	21,692,863	(1)	9.50%	(1)
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	20,545,449	(2)	9.0%	(2)
State Street Corporation State Street Financial Center 1 Congress Street, Suite 1, Boston, MA 02114	15,818,206	(3)	6.93%	(3)
FMR LLC 245 Summer Street, Boston, MA 02210	12,896,368	(4)	5.646%	(4)
(1)Based solely on a Schedule 13G filed by Vanguard with the SEC on February 13, 2024, as of December 31, 2023 Vanguard had (1) shared voting power with respect to 295,508 shares of common stock, (2) sole dispositive power with respect to 20,714,786 shares of common stock and (3) shared dispositive power with respect to 978,077 shares of common stock.
(2)Based solely on a Schedule 13G filed by BlackRock with the SEC on January 25, 2024, as of December 31, 2023 BlackRock, Inc. had (1)
sole voting power with respect to 18,234,585 shares of common stock and (2) sole dispositive power with respect to 20,545,449 shares of common stock.
(3)Based solely on a Schedule 13G filed by State Street Corporation and State Street Global Advisors Trust Company with the SEC on
January 30, 2024, as of December 31, 2023 State Street Corporation had (1) shared voting power with respect to 6,033,545 shares of common stock and (2) shared dispositive power with respect to 15,801,562 shares of common stock and State Street Global Advisors Trust
Company had (1) shared voting power with respect to 2,438,334 shares of common stock and (2) shared dispositive power with respect to
11,643,434 shares of common stock.
(4)Based solely on a Schedule 13G filed by Fidelity with the SEC on February 9, 2024, as of December 31, 2023 Fidelity had (1) sole voting power with respect to 10,427,544  shares of common stock and (2) sole dispositive power with respect to 12,896,368 shares of common stock.
OTHER INFORMATION

2024 Proxy Statement | The Travelers Companies, Inc.	95
CEO Pay Ratio
As required by Section 953(B) of the Dodd-Frank Wall
Street Reform and Consumer Protection Act, we provide
the following information regarding the relationship of the
annual total compensation of our employees and the
annual total compensation of Mr. Schnitzer, our Chief
Executive Officer. For 2023, our last completed fiscal
year:
•The median of the annual total compensation of all
employees of our company (other than Mr. Schnitzer)
was $117,491;
•The annual total compensation of Mr. Schnitzer was
$22,743,897; and
•Based on the foregoing, the ratio of the annual total
compensation of Mr. Schnitzer to the median of the
annual total compensation of all employees was 194
to 1.
In addition to the required ratio, we also provide the
following supplemental information regarding the
relationship of the annual total compensation of our full-
time U.S. employees who worked for us for the entire
year and the annual total compensation of Mr. Schnitzer.
For 2023:
•The median of the annual total compensation of full-
time employees of our company (other than Mr.
Schnitzer) in the United States who worked for us for
the entire year was $128,016; and
•Based on the foregoing and the above annual total
compensation of Mr. Schnitzer, the ratio of the annual
total compensation of Mr. Schnitzer to the median of
the annual total compensation of our full-time
employees in the U.S. who worked for us for the entire
year was 178 to 1.
As discussed below, these calculations include Company-
paid benefits. We subsidize health benefits more heavily
for lower paid employees as compared to higher paid
employees and also offer 401(k) Savings Plan matching
contributions and pension benefits. In addition, because
we provide pension benefits to our U.S. employees, these
calculations also include year-over-year change in
pension value, calculated in accordance with SEC
disclosure rules.

Identifying the Median Employee for Purposes of the Required Ratio

We are required under SEC rules to identify a new
“median employee” from the employee that we used for
2020, 2021 and 2022. For purposes of our 2023 pay ratio
disclosure, we selected December 31, 2023, which is the
last day of our fiscal year, as the date upon which we
identified such employee.
We determined that, as of December 31, 2023, we had
approximately 33,600 full-time, part-time and temporary
employees. These employees were located primarily in
the United States, Canada, the United Kingdom and
Ireland. For purposes of calculating our median employee
compensation, we excluded 1,473 individuals located in
the United Kingdom and 64 located in Ireland. As a result
of this de minimis exemption, our employee population for
purposes of calculating our median employee
compensation was reduced to approximately 32,100.
In order to identify the median employee, we used annual
total compensation, as that term is defined in Item 402(c)
(2)(x) of Regulation S-K, as our compensation measure.
We included perquisites and personal benefits for each
employee, whether or not the amount exceeded $10,000
in the aggregate.
We also included the change in pension value for
participants in our tax-qualified defined benefit plan with a cash-balance formula but excluded the change in pension
value for legacy participants accruing benefits under a
final average pay formula. We excluded the change in
pension value for legacy participants because of the
complexity of calculating change in pension value for
such participants and the limited number of such
participants. We consistently applied this compensation
measure to our employee population.
Because our employees are predominantly located in the
United States, as is our CEO, we did not make any cost-
of-living adjustments in identifying our median employee.
In addition, in identifying our median employee, we did
not annualize the compensation of all permanent
employees included in the employee population who
were employed as of December 31, 2023, but did not
work for us or our consolidated subsidiaries for the entire
fiscal year.
OTHER INFORMATION

96	The Travelers Companies, Inc. | 2024 Proxy Statement

Identifying the Median Employee for Purposes of the Supplemental Ratio

We identified the median employee for purposes of the
supplemental ratio in the same manner as we did for the
required ratio except:
•We excluded all of our non-U.S. employees;
•We excluded U.S. employees who were employed as
of December 31, 2023, but did not work for us or our
consolidated subsidiaries for the entire calendar year;
and
•We excluded part-time U.S. employees who were
employed as of December 31, 2023.

Calculating the Median Employee’s Total Compensation

In order to determine the compensation of the median
employee for purposes of the required ratio and for the
supplemental ratio, we combined all of the elements of
each employee’s compensation for 2023 in accordance
with the  requirements of Item 402(c)(2)(x) of Regulation
S-K,  resulting in annual total compensation of $117,491
for the required ratio and $128,016 for the supplemental
ratio. For purposes of the foregoing, we included personal
benefits that in aggregate were less than $10,000 and, as
described above, compensation under non-discriminatory
benefit plans and year-over-year change in pension
value.

Calculating Mr. Schnitzer’s Total Compensation

Mr. Schnitzer’s annual total compensation for 2023,
above, differs from the amount reported in the “total”
column in the “Summary Compensation Table” because it
includes compensation under benefit plans that do not
discriminate in favor of our executive officers and are
available generally to all salaried employees, which
amounts are excluded from the amount reported in the
“Summary Compensation Table”.
Pay Versus Performance
The “Compensation Discussion and Analysis” section of this Proxy Statement sets forth the financial and other factors considered by the Compensation Committee when reviewing and setting the compensation of our CEO and other named executive officers for the 2023 performance year. As required by Item 402(v) (the “Rule”) of Regulation S-K, the following sets forth information regarding the compensation of our CEO, who is our principal executive officer (PEO) for purposes of the Rule, and our other (non-PEO) named executive officers.  In accordance with the Rule, the table below and the discussion that follows includes an amount referred to as “compensation actually paid” as defined in Item
402(v)(2)(iii). The calculation of this amount includes, among other things, the revaluation of four years of unvested and outstanding stock option awards and three years of unvested and outstanding performance share awards, as our stock options and performance shares are typically granted in February of each year and the terms of such stock options include three-year cliff vesting and the terms of such performance shares  include a three-year performance period, ending on December 31 of the third year of the performance period.  For example, options granted in February 2023 are scheduled to vest in February 2026 and performance shares granted in February 2023 have a three-year performance period from January 1, 2023 to December 31, 2025.
In accordance with the Rule, the value of option and stock awards in a particular year includes:
•the year-end fair value of the awards granted in the covered fiscal year (e.g., 2023) that are outstanding and unvested as of the end of the covered fiscal year;
•the change in fair value from the end of the prior fiscal year (e.g., 2022) to the end of the covered fiscal year with respect to any awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year; and
•the change in fair value from the end of the prior fiscal year to the vesting date with respect to any awards granted in prior years that vested in the covered fiscal year.  Stock awards include the dollar amount of accrued dividend equivalents.
OTHER INFORMATION

2024 Proxy Statement | The Travelers Companies, Inc.	97
Importantly, as of the valuation dates in the table, none of the amounts included in “compensation actually paid” for
our CEO and other named executive officers relating to
stock option and performance share awards have been
paid to our CEO or other named executive officers.  In
addition, “compensation actually paid” is calculated using
our stock price as of a specific date, i.e., the last trading day of the applicable fiscal year or the applicable vesting
date, and changes in the price of the Company’s stock
can materially impact the amount reported as
“compensation actually paid”, both positively or
negatively. The amounts actually received will depend
upon the Company’s performance and the Company’s
stock price, including at the time the performance shares
are actually delivered and the vested options are actually
exercised, as the case may be.

Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On: [6]
Year	Summary Compensation Table Total for PEO[1] ($)	“Compensation Actually Paid” to PEO[2,3] ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers[4] ($)	Average “Compensation Actually Paid” to Non-PEO Named Executive Officers[3,5] ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return[7] ($)	Net Income ($ in millions)	Core Return on Equity[8]
2023	22,730,072	27,638,689	6,700,056	9,138,414	152.77	148.54	2,991	11.5%
2022	21,072,397	50,398,377	6,328,959	12,329,181	146.99	135.01	2,842	11.3%
2021	19,853,697	37,338,163	5,876,115	9,387,843	120.08	129.43	3,662	13.7%
2020	18,990,270	26,534,461	5,570,463	6,947,087	105.36	97.57	2,697	11.3%
1.The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Schnitzer, our CEO, for each corresponding year as reported in the “Total” column of the “Summary Compensation Table” in this Proxy Statement.
2.In accordance with the requirements of Item 402(v)(2)(iii) of Regulation S-K, the following adjustments were made to the amounts reported for Mr. Schnitzer in the Summary Compensation Table. Importantly, the dollar amounts do not reflect the actual amount of compensation earned by, or paid to, Mr. Schnitzer during the applicable year or the expense recorded by the Company in its financial statements for the applicable year. For 2023, the following adjustments were made to the amounts reported for Mr. Schnitzer in the Summary Compensation
Table:

Description	2023 ($)
Change in Pension Value Deduction	(703,164)
Pension Service Cost Addition	295,500
Prior Pension Service Cost Addition	—
Stock Awards Deduction	(8,550,056)
Option Awards Deduction	(5,699,058)
Stock and Option Awards Addition(a)	19,565,395
(a)For 2023, the amount added includes (1) a revaluation as of December 31, 2023 with respect to outstanding and unvested options awarded on February 7, 2023; (2) the change in value for the period from December 31, 2022 to December 31, 2023 with respect to outstanding and unvested options awarded on February 8, 2022 and February 2, 2021; (3) the change in value for the period from
December 31, 2022 to the vesting date on February 4, 2023 with respect to options awarded on February 4, 2020; (4) a revaluation as of
December 31, 2023 with respect to performance shares awarded on February 7, 2023; and (5) the change in value for the period from
December 31, 2022 to December 31, 2023 with respect to performance shares awarded on February 8, 2022 and February 2, 2021.
For 2023, the amounts added or deducted, as applicable,  in calculating stock and option award adjustments include:

Year	Year End Fair Value of Equity Awards Granted in Covered Fiscal Year ($)	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Year(s) ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Fiscal Year ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Fiscal Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	20,521,647	(793,232)	—	(163,020)	—	—	19,565,395
OTHER INFORMATION

98	The Travelers Companies, Inc. | 2024 Proxy Statement
3.When calculating amounts of “compensation actually paid” for purposes of this table:
•The fair value of each stock option award was estimated using a variation of the Black-Scholes option pricing model in accordance with
FASB ASC Topic 718  and the key input variables (assumptions) of that model as described in Note 14 to our financial statements for the fiscal year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K filed with the SEC on February 15, 2024.
With regard to stock option awards to retirement eligible NEOs, the full amount of expense is recognized in the financial statements at the date of grant in accordance with Topic 718 as there is no remaining requisite service period under the contractual terms of the award. However, for purposes of the fair values of such awards reported in the Pay Versus Performance Table above, the fair value continues to be estimated as of the relevant valuation dates until the awards become contractually vested under the terms of the award.
Other than the estimated term assumption, which was adjusted to reflect employee exercise history, named executive officer retirement eligibility and the relationship between exercise history and intrinsic value, the assumptions used were not changed from those described in Note 14 but were updated at each valuation date to reflect the then-current value of each variable.
•The fair value of performance shares was estimated at each valuation date using: (1) the market price of the Company’s common stock on the relevant valuation date, (2) an adjustment to reflect actual performance for any completed performance year and an assumption regarding attainment of the performance goals for the remaining performance period, and (3) includes the value of dividend equivalents accrued from the grant date through the relevant valuation date.
•“Compensation actually paid” is calculated using our stock price as of a specific date, i.e., the last trading day of the applicable fiscal year or the applicable vesting date, and changes in the price of the Company’s stock can materially impact the amount reported as
“compensation actually paid”, both positively or negatively.
4.The dollar amounts reported in this column represent the average of the total amounts reported for Messrs. Frey, Toczydlowski, Kess and
Klein, as our other named executive officers, for each corresponding year in the “Total” column of the “Summary Compensation Table” in this Proxy Statement.
5.In accordance with the requirements of Item 402(v)(2)(iii) of Regulation S-K, when calculating the average “compensation actually paid” for
Messrs. Frey, Toczydlowski, Kess and Klein the following adjustments were made to the amounts reported in the Summary Compensation
Table. Importantly, the dollar amounts do not reflect the actual average amount of compensation earned by, or paid to, our other named executive officers as a group during the applicable year or the expense recorded by the Company in its financial statements for the applicable year. For 2023, the following adjustments were made to the amounts reported for Messrs. Frey, Toczydlowski, Kess and Klein in the Summary Compensation Table:

Description	2023 ($)
Change in Pension Value Deduction	(300,330)
Pension Service Cost Addition	138,400
Prior Pension Service Cost Addition	—
Stock Awards Deduction	(1,777,497)
Option Awards Deduction	(1,184,796)
Stock and Option Awards Addition(a)	5,562,581
(a)For 2023, the amount added includes (1) a revaluation as of December 31, 2023 with respect to outstanding and unvested options awarded on February 7, 2023; (2) the change in value for the period from December 31, 2022 to December 31, 2023 with respect to outstanding and unvested options awarded on February 8, 2022 and February 2, 2021; (3) the change in value for the period from
December 31, 2022 to the vesting date on February 4, 2023 with respect to options awarded on February 4, 2020; (4) a revaluation as of
December 31, 2023 with respect to performance shares awarded on February 7, 2023; and (5) the change in value for the period from
December 31, 2022 to December 31, 2023 with respect to performance shares awarded on February 8, 2022 and February 2, 2021.
For 2023, the amounts added or deducted, as applicable,  in calculating stock and option award adjustments include:

Year	Year End Fair Value of Equity Awards Granted in the Covered Fiscal Year ($)	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Year(s) ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Fiscal Year	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Fiscal Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	7,759,659	(1,318,276)	—	(878,802)	—	—	5,562,581
6.Reflects total shareholder return as calculated based on a fixed investment of one hundred dollars measured from the market close on
December 31, 2019 (the last trading day of 2019) through and including the end of the fiscal year for each year reported in the table as required by the Rule.
7.Reflects total shareholder return for the Company’s Compensation Comparison Group, which includes American International Group, Inc.,
The Allstate Corporation, Chubb Limited, Hartford Financial Services Group, Inc., The Progressive Corporation, Aflac Incorporated,
American Express Company, The Bank of New York Mellon Corporation, Humana Inc., Lincoln National Corporation, Marsh & McLennan
Companies, Inc., MetLife, Inc. and Prudential Financial, Inc.
8.For purposes of the Rule, we have identified core return on equity as our Company-Selected Metric, the calculation of which is described in
Annex A – Reconciliation of GAAP Measures to Non-GAAP Measures and Selected Definitions.  Although core return on equity is one
OTHER INFORMATION

2024 Proxy Statement | The Travelers Companies, Inc.	99
important financial performance measure, among others, that the Compensation Committee considers when making compensation decisions with the intent of aligning compensation with Company performance, the Compensation Committee has not historically and does not currently evaluate “compensation actually paid” as calculated pursuant to Item 402(v)(2) as part of its executive compensation determinations; accordingly, the Compensation Committee does not actually use any financial performance measure specifically to link executive “compensation actually paid” to Company performance.  Please see the “Compensation Discussion & Analysis” section of this
Proxy Statement for a discussion of performance measures the Compensation Committee considered when making executive compensation decisions for performance year 2023.

Description of Relationships Between Pay and Performance

Total Shareholder Return
The following charts show the relationship between (1) each of the “compensation actually paid” to our CEO and the average “compensation actually paid” to the other named executive officers (each as calculated pursuant to Item
402(v)(2)(iii) of Regulation S-K) and (2) the cumulative total shareholder return of the Company for its last four completed fiscal (calendar) years.  The charts also provide a comparison of the Company’s total shareholder return to the Compensation Comparison Group total shareholder return for the four-year period.
CEO “COMPENSATION ACTUALLY PAID” VS TOTAL
SHAREHOLDER RETURN FOR TRAVELERS AND
COMPENSATION COMPARISON GROUP

CEO Compensation Actually Paid ($m)[1]	$26.5	$37.3	$50.4	$27.6
Total Shareholder Return for Travelers	$105.36	$120.08	$146.99	$152.77
Total Shareholder Return for Compensation Comparison Group	$97.57	$129.43	$135.01	$148.54
AVERAGE NON-CEO “COMPENSATION ACTUALLY PAID” VS
TOTAL SHAREHOLDER RETURN FOR TRAVELERS AND
COMPENSATION COMPARISON GROUP

Average Non-CEO Compensation Actually Paid ($m)[1]	$6.9	$9.4	$12.3	$9.1
Total Shareholder Return for Travelers	$105.36	$120.08	$146.99	$152.77
Total Shareholder Return for Compensation Comparison Group	$97.57	$129.43	$135.01	$148.54
1."Compensation Actually Paid" is calculated using our stock price as of a specific date, i.e., the last trading day of the applicable fiscal year or the applicable vesting date.  As a result, changes in the Company's stock price can materially impact the amount reported as
"compensation actually paid", both positively and negatively.  For example, if the Company's closing stock price on the last trading day of
2022 had been the same as the closing price on the record date of the 2023 annual meeting (March 28, 2023), keeping all the other valuation assumptions unchanged, the amount reported as "compensation actually paid" to our CEO for 2022 would have been
$35.1 million, or 30% less than the $50.4 million shown in the chart.
OTHER INFORMATION

100	The Travelers Companies, Inc. | 2024 Proxy Statement
Net Income
The following charts show the relationship between (1) each of the “compensation actually paid” to our CEO and the average “compensation actually paid” to the other named executive officers (each as calculated pursuant to Item
402(v)(2)(iii) of Regulation S-K) and (2) the net income of the Company for the last four fiscal years.
CEO “COMPENSATION ACTUALLY PAID”
AND NET INCOME

CEO Compensation Actually Paid ($m)[1]	$26.5	$37.3	$50.4	$27.6
Net Income ($m)	$2,697	$3,662	$2,842	$2,991
AVERAGE NON-CEO "COMPENSATION ACTUALLY PAID"
AND NET INCOME

Average Non-CEO Compensation Actually Paid ($m)[1]	$6.9	$9.4	$12.3	$9.1
Net Income ($m)	$2,697	$3,662	$2,842	$2,991

1.See footnote (1) on page 100 for a description of how using a point in time stock price can affect the calculation of "compensation actually paid".
Core Return on Equity
The following charts show the relationship between (1) each of the “compensation actually paid” to our CEO and the average “compensation actually paid” to the other named executive officers (each as calculated pursuant to Item
402(v)(2)(iii) of Regulation S-K) and (2) core return on equity of the Company for the last four fiscal years.
CEO “COMPENSATION ACTUALLY PAID”
AND CORE ROE

CEO Compensation Actually Paid ($m)[1]	$26.5	$37.3	$50.4	$27.6
Core ROE	11.3%	13.7%	11.3%	11.5%
AVERAGE NON-CEO "COMPENSATION ACTUALLY PAID"
AND CORE ROE

Average Non-CEO Compensation Actually Paid ($m)[1]	$6.9	$9.4	$12.3	$9.1
Core ROE	11.3%	13.7%	11.3%	11.5%
1.See footnote (1) on page 100 for a description of how using a point in time stock price can affect the calculation of "compensation actually paid".
OTHER INFORMATION

2024 Proxy Statement | The Travelers Companies, Inc.	101
In accordance with the Rule, the charts above show the
Company’s total shareholder return, net income and core
return on equity, respectively, for the last four fiscal years.
It is important to note, however, that we measure our
success in executing on our financial strategy over time.
This long-term perspective is especially important in the
property and casualty insurance industry where a short-
term focus could create incentives for management to
relax underwriting or investment standards to increase
revenue and reported profit in the near term but create
excessive risk to earnings and negatively impact
shareholders over the longer term. Moreover, results in
the property and casualty insurance industry can vary
significantly from year-to-year due to many factors,
including the occurrence of natural and man-made
catastrophes, economic cycles, pandemics, and other
anticipated and unanticipated developments, and
success can only be measured over time and in the
context of those factors. Accordingly, we believe that the
right way to manage our business is with a long-term
perspective and to create value over time, and our
compensation program is structured to encourage a long-
term perspective. For a discussion of our pay-for-
performance philosophy and the relationship between our
executive compensation and financial results over time,
see pages 40-41 of the “Compensation Discussion and
Analysis” in this Proxy Statement.

Tabular List of Financial Performance Measures

The following financial metrics are provided in response
to the Tabular List disclosure requirement pursuant to
Item 402(v)(6) of Regulation S-K:
•Core return on equity;
•Adjusted core return on equity;
•Core income;
•Core income per diluted share; and
•Adjusted core income (excluding prior year reserve
development related to asbestos and environmental
and catastrophes).
As discussed in the “Compensation Discussion
and Analysis” section of this Proxy statement, the
Compensation Committee considered the above financial
performance measures, among others, when making
executive compensation decisions for performance year
2023.
In evaluating performance against the metrics, however,
the Compensation Committee does not use a formula or
pre-determined weighting, and no one metric is
individually material other than core return on equity and
core income.  In addition, as noted above, however, the
Compensation Committee has not historically and does
not currently evaluate “compensation actually paid” as
calculated pursuant to Item 402(v)(2) as part of its
executive compensation determinations; accordingly, the
Compensation Committee does not actually use any
financial or non-financial performance measure
specifically to link executive “compensation actually paid”
to Company performance.
OTHER INFORMATION

102	The Travelers Companies, Inc. | 2024 Proxy Statement
General Information About the Meeting

Why am I being provided with these materials?

We are providing these proxy materials in connection with
the Board’s solicitation of proxies to be voted at our
Annual Meeting of Shareholders to be held on May 15,
2024, and at any postponements or adjournments of
the Annual Meeting. The proxy materials, which are
available on our website at investor.travelers.com,
include the Notice of Annual Meeting of Shareholders,
this Proxy Statement and our Annual Report. We have
either (1) delivered to you a Notice of Internet Availability of Proxy Materials (the “Notice”) and made the proxy
materials available to you on the Internet or (2) delivered
printed versions of the proxy materials, including a proxy
card, to you by mail.

How do I vote my shares without attending the Annual Meeting?

If you are a shareholder of record or hold shares through
our 401(k) Savings Plan, you may vote by granting a
proxy. Specifically, you may vote:
•By Internet—You may submit your proxy by going
to www.proxyvote.com and following the instructions
on how to complete an electronic proxy card. You will
need the 16-digit number included on your Notice or
proxy card in order to vote by Internet.
•By Telephone—You may submit your proxy by using a
touch-tone telephone to dial (800) 690-6903 and
following the recorded instructions. You will need the
16-digit number included on your Notice or proxy card
in order to vote by telephone.
•By Mail—You may vote by mail by requesting a proxy
card from us, indicating your vote by completing,
signing and dating the card where indicated and by
mailing or otherwise returning the card in the envelope
that will be provided to you. You should sign your name
exactly as it appears on the proxy card. If you are
signing in a representative capacity, indicate your
name and title or capacity.
If you hold your shares in an account with a broker, bank
or other nominee (shares held in “street name”), you may
vote by submitting voting instructions to your bank, broker
or other nominee. In most instances, you will be able to
do this on the Internet, by telephone or by mail as
indicated above. Please refer to the voting instruction
form or other information from your bank, broker or other
nominee on how to submit voting instructions.

What constitutes a quorum?

A majority of the shares of common stock entitled to vote
must be present or represented by proxy to constitute a
quorum at the Annual Meeting. Abstentions and shares
represented by “broker non-votes”, as described below,
are counted as present and entitled to vote for purposes
of determining a quorum. On the record date of March 18,
2024, there were 229,078,240 shares of the Company’s
common stock outstanding, and each share is entitled to
one vote at the Annual Meeting.

Who is entitled to vote?

Shareholders as of the close of business on the record
date of March 18, 2024, may vote at the Annual Meeting.
You have one vote for each share of common stock held
by you as of March 18, 2024, including shares:
•Held directly in your name as “shareholder of
record” (also referred to as “registered shareholder”);
•Held for you in street name—street name holders
generally cannot vote their shares directly and instead
must instruct the broker, bank or nominee how to vote
their shares; and
•Credited to your account in the Company’s 401(k)
Savings Plan.
OTHER INFORMATION

2024 Proxy Statement | The Travelers Companies, Inc.	103

What are the voting deadlines if I do not attend the Annual Meeting?

Internet and telephone voting facilities will close at
11:59 p.m. (Eastern Daylight Time) on May 14, 2024,
for the voting of shares held by shareholders of
record or held in street name and at 11:59 p.m.
(Eastern Daylight Time) on May 13, 2024, for the
voting of shares held by current and former
employees through the Company’s 401(k)
Savings Plan.
Mailed proxy cards with respect to shares held of
record or in street name must be received no later
than May 14, 2024.
Mailed proxy cards with respect to shares held by
current and former employees through the
Company’s 401(k) Savings Plan must be received no
later than May 13, 2024.

May I revoke my proxy or change my vote?

Yes. Whether you have voted by Internet, telephone or
mail, if you are a shareholder of record, you may revoke
your proxy or change your vote by:
•Sending a written statement that you wish to revoke
your proxy to our Corporate Secretary or to any
corporate officer of the Company, provided such
statement is received no later than May 14, 2024;
•Voting again by Internet or telephone at a later time
before the closing of those voting facilities at 11:59
p.m.(Eastern Daylight Time) on May 14, 2024;
•Submitting a properly signed proxy card with a later
date that is received no later than May 14, 2024; or
•Voting at the Annual Meeting.
If you are a current or former employee and hold shares
through Travelers’ 401(k) Savings Plan, you may change
your vote and revoke your proxy by any of the first three
methods listed if you do so no later than 11:59 p.m.
(Eastern Daylight Time) on May 13, 2024. You cannot,
however, revoke or change your proxy with respect to
shares held through Travelers’ 401(k) Savings Plan after
that date, and you cannot vote those shares at the
Annual Meeting.
If you hold shares in street name, you must contact your
bank, broker or other nominee for specific instructions on
how to change or revoke your vote.

What is a “broker non-vote” and how does it affect voting on each item?

A broker non-vote occurs if you hold your shares in street
name and do not provide voting instructions to your
broker  on a  proposal  and  your  broker does not have
discretionary authority to vote on such proposal. See
below for a discussion of which proposals permit
discretionary voting by brokers and the effect of a broker
non-vote.

What if I receive more than one Notice or proxy card about the same time?

It generally means you hold shares registered in more
than one account. To ensure that all your shares are
voted, please sign and return each proxy card, or, if you
vote by Internet or telephone, vote once for each Notice
or proxy card you receive.

What do I need to be admitted to the Annual Meeting?

You must register in advance and present your
admission ticket and a form of personal identification
(such as a driver’s license) to enter the Annual Meeting.
Please see “How do I register for the Annual Meeting and
receive an admission ticket?” below for directions on how
to register for the meeting and obtain your admission
ticket.

How do I register for the Annual Meeting and receive an admission ticket?

To help ensure an orderly admission process to the
Annual Meeting, we are requiring all shareholders that
wish to attend the Annual Meeting to register in advance.
You may pre-register by visiting www.proxyvote.com and
clicking the “Attend a Meeting” link. If you received your
proxy materials by mail, you can use the 16-digit control
number included on your Notice or proxy card (for
shareholders of record) or voting instruction form (for
shareholders that hold shares through a broker, bank or
other nominee) to access www.proxyvote.com and
register for the meeting. If you received your proxy
materials by email, you will be able to access the meeting
registration link directly from the email. Registration for in-
person attendance will be open until 5:00 pm (Eastern
Daylight Time) on May 14, 2024. We will communicate
any special health precautions directly to registered
attendees prior to the Annual Meeting.
You will be able to secure an admission ticket when you
register for the meeting online at www.proxyvote.com. To
be admitted to the meeting, you are required to pre-
register and present your admission ticket and
government issued photo identification (see “What do I
need to be admitted to the Annual Meeting?” above).
OTHER INFORMATION

104	The Travelers Companies, Inc. | 2024 Proxy Statement

What happens if a change to the Annual Meeting is necessary due to exigent circumstances?

If circumstances require a change in our Annual Meeting,
we will announce the decision to do so in advance via a
press release and will post details on our website that will also be filed with the SEC as additional proxy materials. A
virtual meeting will have no impact on shareholders’
ability to provide their proxy over the Internet or telephone or by completing and mailing their proxy card, each as
explained in this Proxy Statement. As always, we
encourage you to vote your shares prior to the Annual
Meeting.

Are there other things I should know if I intend to attend the Annual Meeting?

We may institute special precautions to protect the health
and safety of our directors, employees and shareholders
seeking to attend the Annual Meeting.  We will
communicate such protocols directly to registered
attendees in advance of the meeting.  Please note that no
cameras, recording equipment, electronic devices, large
bags, briefcases or packages will be permitted at the
Annual Meeting.

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc.
will tabulate the votes. Representatives of American
Election Services, LLC will act as inspectors of election.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, we did
not know of any matters to be raised at the Annual
Meeting other than those referred to in this Proxy
Statement. If other matters are properly presented at the
Annual Meeting for consideration and you are a
shareholder of record and have submitted a proxy card,
the persons named in your proxy card will have the
discretion to vote on those matters for you.

Who will pay the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be
solicited on our behalf by directors, officers or employees
(for no additional compensation) in person or by
telephone, electronic transmission and facsimile
transmission. Brokers and other nominees will be
requested to solicit proxies or authorizations from
beneficial owners and will be reimbursed for their
reasonable expenses. In addition, we have hired Morrow
Sodali LLC to solicit proxies. We expect to pay Morrow
Sodali LLC a fee of $17,000 plus reasonable expenses
for these services.

What is “householding” and how does it affect me?

SEC rules permit companies and intermediaries, such as
brokers, to satisfy delivery requirements for proxy
statements and notices with respect to two or more
shareholders sharing the same address by delivering a
single proxy statement or a single notice addressed to
those shareholders. This process, which is commonly
referred to as “householding”, provides cost savings for
companies. Some brokers household proxy materials,
delivering a single proxy statement or notice to multiple
shareholders sharing an address unless contrary
instructions have been received from the affected
shareholders. Once you have received notice from your
broker that they will be householding materials to your
address, householding will continue until you are notified
otherwise or until you revoke your consent.
If, at any time, you no longer wish to participate in
householding and would prefer to receive a separate
proxy statement or notice, or if you are receiving
duplicate copies of these materials and wish to have
householding apply, please notify your broker. You may
also call (866) 540-7095 or write to: Householding
Department, 51 Mercedes Way, Edgewood, New York
11717, and include your name, the name of your broker
or other nominee, and your account number(s). You can
also request prompt delivery of a copy of the proxy
statement and annual report by contacting Travelers
Investor Relations Department, 485 Lexington Avenue,
3140-NY08EX, New York, New York 10017, (917)
778-6877.
OTHER INFORMATION

2024 Proxy Statement | The Travelers Companies, Inc.	105

What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Item	Vote Required	Voting Options	Broker Discretionary Voting Allowed(2)	Impact of Abstain Vote	Board Recommendation(3)
Item 1 – Election of the 11 director nominees listed in this Proxy Statement	Majority of votes cast– FOR must exceed AGAINST votes(1)	FOR AGAINST ABSTAIN	No	None	FOR
Item 2 – Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2024
Majority of votes present or
represented by proxy and
entitled to vote on this item
of business or, if greater,
the vote required is a
majority of the voting
power of the minimum
number of shares entitled
to vote that would
constitute a quorum at the
Annual Meeting
		FOR AGAINST ABSTAIN	Yes	AGAINST	FOR
Item 3 – Non-binding vote to approve executive compensation		FOR AGAINST ABSTAIN	No	AGAINST	FOR
Item 4 – Shareholder proposal relating to a report on methane in the energy sector(4)		FOR AGAINST ABSTAIN	No	AGAINST	AGAINST
Item 5 – Shareholder proposal relating to GHG emissions(4)		FOR AGAINST ABSTAIN	No	AGAINST	AGAINST
Item 6 – Shareholder proposal relating to human rights risks in underwriting(4)		FOR AGAINST ABSTAIN	No	AGAINST	AGAINST
Item 7 – Shareholder proposal relating to CEO pay ratio and executive compensation(4)		FOR AGAINST ABSTAIN	No	AGAINST	AGAINST
(1)In an uncontested election of directors at which a quorum is present, if any nominee for director receives a greater number of votes
“AGAINST” his or her election than votes “FOR” such election, our Governance Guidelines require that such person must promptly tender his or her resignation to the Board following certification of the shareholder vote. Our Governance Guidelines further provide that the
Nominating and Governance Committee will then consider the tendered resignation and make a recommendation to the Board as to whether to accept or reject the tendered resignation or whether other action should be taken. The Board will act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.
Cumulative voting in the election of directors is not permitted.
(2)A broker non-vote will not count as a vote for or against a director and will have no effect on the outcome of the election of the 11 director nominees disclosed in this Proxy Statement. A broker non-vote will have no effect on Items 2 through 7 unless a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum at the Annual Meeting is required in order to approve the item as described in the column “Vote Required” above, in which case a broker non-vote will have the same effect as a vote
“AGAINST”.
(3)If you are a registered holder and you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.
(4)In the case of the shareholder proposals in Items 4 through 7, these proposals will only be voted on if they are presented at the Annual
Meeting.
OTHER INFORMATION

106	The Travelers Companies, Inc. | 2024 Proxy Statement
Shareholder Proposals for 2025 Annual Meeting
If any shareholder wishes to propose a matter for
consideration at our 2025 Annual Meeting of
Shareholders, the proposal should be mailed by certified
mail return receipt requested, to our Corporate Secretary,
at the Company’s principal executive office located at 485
Lexington Avenue, New York, New York 10017. To be
eligible under the SEC’s shareholder proposal rule (Rule
14a-8(e) of the Exchange Act) for inclusion in our 2025
Annual Meeting Proxy Statement and form of proxy
expected to be made available in April 2025, a proposal
must be received by our Corporate Secretary on or
before December 3, 2024. Failure to deliver a proposal in
accordance with this procedure may result in it not being
deemed timely received.
Our bylaws require timely notice of business to be
brought before a shareholders’ meeting, including
nominations of persons for election as directors. To be
timely, notice to our Corporate Secretary must be
received at our principal executive office not less than 90
days nor more than 120 days prior to the first anniversary
of the date of the preceding year’s annual meeting of
shareholders; provided, however, that in the event that
the annual meeting of shareholders is more than 30 days
before or 70 days after such anniversary date or, if no
such meeting was held in the preceding year, notice by a
shareholder shall be timely only if received (a) not earlier than 120 days prior to such annual meeting and  (b) not
less than  90 days before  such annual meeting or, if later, within ten days after the first public announcement of the
date of such annual meeting.  Accordingly, unless the
proviso above applies, notice of business and
nominations must be received by our Corporate
Secretary no earlier than January 15, 2025 and no later
than February 14, 2025. Any notice of director nomination
other than through proxy access must include the
additional information required by Rule 14a-19(b) under
the Exchange Act.
Our bylaws, which have other informational requirements
that must be followed in connection with submitting
director nominations and any other business for
consideration at a shareholders meeting, are posted on
our website at www.travelers.com under “Investors:
Corporate Governance: Governance Documents”.
For information regarding submission of a director
nominee using our proxy access bylaw, see “Governance
of Your Company—Director Nominations—Proxy Access”
in this Proxy Statement.
Other Business
The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.
By Order of the Board of Directors,
Wendy C. Skjerven
Corporate Secretary
OTHER INFORMATION

2024 Proxy Statement | The Travelers Companies, Inc.	107
Annex A: Reconciliation of GAAP Measures to Non-GAAP
Measures and Selected Definitions
Core income is consolidated net income excluding the
after-tax impact of net realized investment gains (losses),
discontinued operations, the effect of a change in tax
laws and tax rates at enactment, and cumulative effect of
changes in accounting principles when applicable. Core
income per diluted share is core income on a per
diluted common share basis.
Return on equity is the ratio of net income to average
shareholders’ equity for the periods presented. Average
shareholders’ equity is (a) the sum of total
shareholders’ equity at the beginning and end of each of
the quarters for the period presented divided by (b) the
number of quarters in the period presented times
two. Core return on equity is the ratio of core income to
adjusted average shareholders’ equity for the periods
presented. Adjusted shareholders’ equity is
shareholders’ equity excluding net unrealized investment
gains (losses), net of tax, included in shareholders’ equity, net realized investment gains (losses), net of tax, for the
period presented, and the effect of a change in tax laws
and tax rates at enactment (excluding the portion related
to net unrealized investment gains (losses)). Adjusted
average shareholders’ equity is (a) the sum of adjusted
shareholders’ equity at the beginning and end of each of
the quarters for the period presented divided by (b) the
number of quarters in the period presented times
two. Average annual core return on equity over a
period is the ratio of: (a) the sum of core income for the
periods presented to (b) the sum of the adjusted average
shareholders’ equity for all years in the period presented.
In the opinion of the Company’s management, core
income, core income per diluted share and core return on
equity are important indicators of how well management
creates value for its shareholders through its operating
activities and its capital management. Financial statement
users also consider core income when analyzing the
results and trends of insurance companies. These
measures exclude net realized investment gains (losses),
net of tax, which can be significantly impacted by both
discretionary and other economic factors and are not
necessarily indicative of operating trends. Internally, the
Company’s management uses core income, core income
per diluted share and core return on equity to evaluate
financial performance against historical results and
establish performance targets on a consolidated basis.
Book value per share is total common shareholders’
equity divided by the number of common shares
outstanding. Adjusted book value per share is total
common shareholders’ equity excluding net unrealized
investment gains and losses, net of tax, included in
shareholders’ equity, divided by the number of common
shares outstanding. In the opinion of the Company’s
management, adjusted book value per share is useful in
an analysis of a property casualty company’s book value
per share as it removes the effect of changing prices on
invested assets (i.e., net unrealized investment gains
(losses), net of tax), which do not have an equivalent
impact on unpaid claims and claim adjustment expense
reserves.
Underwriting gain (loss) is net earned premiums and
fee income less claims and claim adjustment expenses
and insurance-related expenses. In the opinion of the
Company’s management, it is important to measure
profitability excluding the results of investing activities, which are managed separately from the insurance
business. This measure is used to assess business
performance and as a tool in making business
decisions. Underwriting gain, excluding the impact of
catastrophes and net favorable (unfavorable) prior
year loss reserve development, is the underwriting gain
(loss) adjusted to exclude claims and claim adjustment
expenses, reinstatement premiums and assessments
related to catastrophes and loss reserve development
related to time periods prior to the current year. In the
opinion of the Company’s management, this measure is
meaningful to users of the financial statements to
understand the Company’s periodic earnings and the
variability of earnings caused by the unpredictable nature
(i.e., the timing and amount) of catastrophes and loss
reserve development. This measure is also referred to
as underlying underwriting margin, underlying
underwriting income and underlying underwriting
gain.
A catastrophe is a severe loss designated a catastrophe
by internationally recognized organizations that track and
report on insured losses resulting from catastrophic
events, such as Property Claim Services (PCS) for
events in the United States and Canada. Catastrophes
can be caused by various natural events, including,
among others, hurricanes, tornadoes and other
windstorms, earthquakes, hail, wildfires, severe winter
weather, floods, tsunamis, volcanic eruptions and other
naturally occurring events, such as solar flares.
Catastrophes can also be man-made, such as terrorist
attacks and other intentionally destructive acts including
those involving nuclear, biological, chemical and
radiological events, cyber events, explosions and
destruction of infrastructure. Each catastrophe has
unique characteristics and catastrophes are not
predictable as to timing or amount. Their effects are
included in net and core income and claims and claim
adjustment expense reserves upon occurrence. A
catastrophe may result in the payment of reinsurance
reinstatement premiums and assessments from
various pools.
The Company’s threshold for disclosing catastrophes is
primarily determined at the reportable segment level. If a
threshold for one segment or a combination thereof is
ANNEX A

A-1	2024 Proxy Statement | The Travelers Companies, Inc.
exceeded and the other segments have losses from the
same event, losses from the event are identified as
catastrophe losses in the segment results and for the
consolidated results of the Company. Additionally, an
aggregate threshold is applied for international business
across all reportable segments. The threshold for 2023
ranged from approximately $20 million to $30 million of
losses before reinsurance and taxes.
Net favorable (unfavorable) prior year loss reserve
development is the increase or decrease in incurred
claims and claim adjustment expenses as a result of the
re-estimation of claims and claim adjustment expense
reserves at successive valuation dates for a given group
of claims, which may be related to one or more prior
years. In the opinion of the Company’s management, a
discussion of loss reserve development is meaningful to
users of the financial statements as it allows them to
assess the impact between prior and current year
development on incurred claims and claim adjustment
expenses, net and core income and changes in claims
and claim adjustment expense reserve levels from period
to period.
We have included the following tables to provide a
reconciliation or a calculation of the above terms used in
this Proxy Statement: (1) net income to core income,
(2) shareholders’ equity to adjusted shareholders’ equity,
which are components of the return on equity and core
return on equity ratios, (3) calculation of return on equity and core return on equity, (4) net income per share to
core income per share on a diluted basis, (5) book value
per share and adjusted book value per share, (6)
invested assets to invested assets excluding net
unrealized investment gains (losses), (7) net income to
pre-tax underwriting income and (8) net income to after-
tax underlying underwriting income.
Combined Ratio, Underwriting Expense Ratio and
Underlying Combined Ratio
For Statutory Accounting Practices (SAP), the combined
ratio is the sum of the SAP loss and loss adjustment
expense (LAE) ratio and the SAP underwriting expense
ratio as defined in the statutory financial statements
required by insurance regulators. The combined ratio,
as used in this proxy statement, is the equivalent of, and
is calculated in the same manner as, the SAP combined
ratio except that the SAP underwriting expense ratio is
based on net written premiums and the underwriting
expense ratio as used in this proxy statement is based on
net earned premiums.
For SAP, the loss and LAE ratio is the ratio of incurred
losses and loss adjustment expenses less certain
administrative services fee income to
net earned premiums as defined in the statutory financial
statements required by insurance regulators. The loss
and LAE ratio as used in this proxy statement is
calculated in the same manner as the SAP ratio.
For SAP, the underwriting expense ratio is the ratio of
underwriting expenses incurred (including commissions
paid), less certain administrative services fee income and
billing and policy fees and other, to net written premiums
as defined in the statutory financial statements required
by insurance regulators. The underwriting expense
ratio as used in this proxy statement is the ratio of
underwriting expenses (including the amortization of
deferred acquisition costs), less certain administrative
services fee income, billing and policy fees and other, to
net earned premiums.
The combined ratio, loss and LAE ratio, and underwriting
expense ratio are used as indicators of the Company’s
underwriting discipline, efficiency in acquiring and
servicing its business and overall underwriting
profitability. A combined ratio under 100% generally
indicates an underwriting profit. A combined ratio over
100% generally indicates an underwriting loss.
Underlying combined ratio represents the combined
ratio excluding the impact of net prior year reserve
development and catastrophes. The underlying combined
ratio is an indicator of the Company’s underwriting
discipline and underwriting profitability for the current
accident year.
RECONCILIATION OF NET INCOME TO CORE INCOME

	Twelve Months Ended December 31,
($ in millions, after-tax)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Net income	$2,991	$2,842	$3,662	$2,697	$2,622	$2,523	$2,056	$3,014	$3,439	$3,692
Adjustments:
Net realized investment (gains) losses	81	156	(132)	(11)	(85)	(93)	(142)	(47)	(2)	(51)
Impact of changes in tax laws and/or tax rates(1)(2)	—	—	(8)	—	—	—	129	—	—	—
Core income	$3,072	$2,998	$3,522	$2,686	$2,537	$2,430	$2,043	$2,967	$3,437	$3,641
(1)Impact is recognized in the accounting period in which the change is enacted
(2)2017 reflects impact of Tax Cuts and Jobs Act of 2017 (TCJA)
ANNEX A

2024 Proxy Statement | The Travelers Companies, Inc.	A-2
RECONCILIATION OF SHAREHOLDERS’ EQUITY TO ADJUSTED SHAREHOLDERS’ EQUITY

	As of December 31,
($ in millions)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Shareholders’ equity	$24,921	$21,560	$28,887	$29,201	$25,943	$22,894	$23,731	$23,221	$23,598	$24,836
Net unrealized investment (gains) losses, net of tax, included in shareholders’ equity	3,129	4,898	(2,415)	(4,074)	(2,246)	113	(1,112)	(730)	(1,289)	(1,966)
Net realized investment (gains) losses, net of tax	81	156	(132)	(11)	(85)	(93)	(142)	(47)	(2)	(51)
Impact of changes in tax laws and/or tax rates(1)(2)	—	—	(8)	—	—	—	287	—	—	—
Adjusted shareholders’ equity	$28,131	$26,614	$26,332	$25,116	$23,612	$22,914	$22,764	$22,444	$22,307	$22,819
(1)Impact is recognized in the accounting period in which the change is enacted
(2)2017 reflects impact of Tax Cuts and Jobs Act of 2017 (TCJA)
CALCULATION OF RETURN ON EQUITY AND CORE RETURN ON EQUITY

	Twelve Months Ended December 31,
($ in millions, after-tax)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Net income	$2,991	$2,842	$3,662	$2,697	$2,622	$2,523	$2,056	$3,014	$3,439	$3,692
Average shareholders’ equity	22,031	23,384	28,735	26,892	24,922	22,843	23,671	24,182	24,304	25,264
Return on equity	13.6%	12.2%	12.7%	10.0%	10.5%	11.0%	8.7%	12.5%	14.2%	14.6%
Core income	$3,072	$2,998	$3,522	$2,686	$2,537	$2,430	$2,043	$2,967	$3,437	$3,641
Adjusted average shareholders’ equity	26,772	26,588	25,718	23,790	23,335	22,814	22,743	22,386	22,681	23,447
Core return on equity	11.5%	11.3%	13.7%	11.3%	10.9%	10.7%	9.0%	13.3%	15.2%	15.5%
RECONCILIATION OF NET INCOME PER SHARE TO CORE INCOME PER SHARE ON A DILUTED BASIS

	Twelve Months Ended December 31,
	2023	2022
Diluted income per share
Net income	$12.79	$11.77
Adjustments:
Net realized investment losses, after-tax	0.34	0.65
Core income	$13.13	$12.42
ANNEX A

A-3	2024 Proxy Statement | The Travelers Companies, Inc.
CALCULATION OF BOOK VALUE PER SHARE AND ADJUSTED BOOK VALUE PER SHARE

	As of December 31,
($ in millions, except per share amounts)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Shareholders’ equity	$24,921	$21,560	$28,887	$29,201	$25,943	$22,894	$23,731	$23,221	$23,598	$24,836
Less: net unrealized investment gains (losses), net of tax, included in shareholders’ equity	(3,129)	(4,898)	2,415	4,074	2,246	(113)	1,112	730	1,289	1,966
Shareholders’ equity, excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$28,050	$26,458	$26,472	$25,127	$23,697	$23,007	$22,619	$22,491	$22,309	$22,870
Common shares outstanding	228.2	232.1	241.2	252.4	255.5	263.6	271.4	279.6	295.9	322.2
Book value per share	$109.19	$92.90	$119.77	$115.68	$101.55	$86.84	$87.46	$83.05	$79.75	$77.08
Adjusted book value per share	$122.90	$114.00	$109.76	$99.54	$92.76	$87.27	$83.36	$80.44	$75.39	$70.98
RECONCILIATION OF INVESTED ASSETS TO INVESTED ASSETS EXCLUDING NET UNREALIZED INVESTMENT
GAINS (LOSSES)

	As of December 31,
($ in millions)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013	2012
Invested assets	$88,810	$80,454	$87,375	$84,423	$77,884	$72,278	$72,502	$70,488	$70,470	$73,261	$73,160	$73,838
Less: Net unrealized investment gains (losses), pre-tax	(3,970)	(6,220)	3,060	5,175	2,853	(137)	1,414	1,112	1,974	3,008	2,030	4,761
Invested assets excluding net unrealized investment gains (losses)	$92,780	$86,674	$84,315	$79,248	$75,031	$72,415	$71,088	$69,376	$68,496	$70,253	$71,130	$69,077
RECONCILIATION OF NET INCOME TO PRE-TAX UNDERWRITING INCOME
(also known as Underwriting Gain)

	Twelve Months Ended December 31,
($ in millions, after-tax, except as noted)	2023	2022
Net income	$2,991	$2,842
Net realized investment (gains) losses	81	156
Core income	3,072	2,998
Net investment income	(2,436)	(2,170)
Other (income) expense, including interest expense	337	277
Underwriting income	973	1,105
Income tax expense (benefit) on underwriting results	(7)	231
Pre-tax underwriting income	$966	$1,336
ANNEX A

2024 Proxy Statement | The Travelers Companies, Inc.	A-4
RECONCILIATION OF NET INCOME TO AFTER-TAX UNDERLYING UNDERWRITING INCOME
(also known as Underlying Underwriting Gain)

	Twelve Months Ended December 31,
($ in millions, after-tax)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013	2012
Net income	$2,991	$2,842	$3,662	$2,697	$2,622	$2,523	$2,056	$3,014	$3,439	$3,692	$3,673	$2,473
Net realized investment (gains) losses	81	156	(132)	(11)	(85)	(93)	(142)	(47)	(2)	(51)	(106)	(32)
Impact of changes in tax laws and/or tax rates(1) (2)	—	—	(8)	—	—	—	129	—	—	—	—	—
Core income	3,072	2,998	3,522	2,686	2,537	2,430	2,043	2,967	3,437	3,641	3,567	2,441
Net investment income	(2,436)	(2,170)	(2,541)	(1,908)	(2,097)	(2,102)	(1,872)	(1,846)	(1,905)	(2,216)	(2,186)	(2,316)
Other (income) expense, including interest expense	337	277	235	232	214	248	179	78	193	159	61	171
Underwriting income	973	1,105	1,216	1,010	654	576	350	1,199	1,725	1,584	1,442	296
Impact of net (favorable) unfavorable prior year reserve development	(113)	(512)	(424)	(276)	47	(409)	(378)	(510)	(617)	(616)	(552)	(622)
Impact of catastrophes	2,361	1,480	1,459	1,274	699	1,355	1,267	576	338	462	387	1,214
Underlying underwriting income	$3,221	$2,073	$2,251	$2,008	$1,400	$1,522	$1,239	$1,265	$1,446	$1,430	$1,277	$888
(1)Impact is recognized in the accounting period in which the change is enacted
(2)2017 reflects impact of Tax Cuts and Jobs Act of 2017 (TCJA)
The following terms are also used in this Proxy Statement and are defined as follows:
•Book value per share growth is the percentage change in book value per share over the specified time period.
•Adjusted book value per share growth is the percentage change in adjusted book value per share over the specified time period.
•Total shareholder return is the percentage change in the stock price and the cumulative amount of dividends, assuming dividend reinvestment, from the stock price at the beginning of the specified period.
ANNEX A

A-5	2024 Proxy Statement | The Travelers Companies, Inc.
485 LEXINGTON AVENUE
NEW YORK, NY 10017
YOU HAVE THREE WAYS TO VOTE:
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions electronically. Have your Notice of Internet Availability of
Proxy Materials or your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your Notice of Internet Availability of
Proxy Materials or proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign, date and return your proxy card in the postage-paid envelope that has been provided to you or return it to The Travelers Companies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you are a shareholder of record or hold shares through a broker or bank, your vote must be received by 11:59 p.m. Eastern Daylight Time on May 14, 2024.
If you are a current or former employee voting shares held under the Travelers' 401(k) Savings Plan, your vote with respect to those plan shares must be received by 11:59 p.m. Eastern Daylight Time on
May 13, 2024. Please consult the separate voting instructions provided for persons holding shares through a Company employee benefit or compensation plan.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by The Travelers Companies, Inc. in mailing proxy materials, you can consent to receiving all future Notices of Internet Availability of Proxy Materials electronically via e-
mail or the Internet. To sign-up for electronic delivery, please follow the instructions above to vote using the
Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
SHAREHOLDER MEETING REGISTRATION
To vote and/or attend the meeting, go to the "Attend a Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	V32083-P05560-Z86958-Z86959	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

THE TRAVELERS COMPANIES, INC.
The Board of Directors recommends you vote FOR each of the Nominees listed in Proposal 1, FOR Proposals 2 and 3 and AGAINST Proposals 4 through 7.

1.	Election of the eleven directors listed below.
	Nominees:		For	Against	Abstain
	1a.	Russell G. Golden	☐	☐	☐	2.	Ratification of the appointment of KPMG LLP as The Travelers Companies, Inc.'s independent registered public accounting firm for 2024.	For	Against	Abstain
	1b.	William J. Kane	☐	☐	☐			☐	☐	☐
	1c.	Thomas B. Leonardi	☐	☐	☐	3.	Non-binding vote to approve executive compensation.	☐	☐	☐
	1d.	Clarence Otis Jr.	☐	☐	☐	4.	Shareholder proposal relating to a report on methane in the energy sector, if presented at the Annual Meeting of Shareholders.	☐	☐	☐
	1e.	Elizabeth E. Robinson	☐	☐	☐	5.	Shareholder proposal relating to GHG emissions, if presented at the Annual Meeting of Shareholders.	☐	☐	☐
	1f.	Rafael Santana	☐	☐	☐	6.	Shareholder proposal relating to human rights risks in underwriting, if presented at the Annual Meeting of Shareholders.	☐	☐	☐
	1g.	Todd C. Schermerhorn	☐	☐	☐	7.	Shareholder proposal relating to CEO pay ratio and executive compensation, if presented at the Annual Meeting of Shareholders.	☐	☐	☐
	1h.	Alan D. Schnitzer	☐	☐	☐
	1i.	Laurie J. Thomsen	☐	☐	☐	IF NO BOXES ARE MARKED AND THE PROXY IS SIGNED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ON THE REVERSE SIDE.
	1j.	Bridget van Kralingen	☐	☐	☐
	1k.	David S. Williams	☐	☐	☐

NOTE: Please sign exactly as the name(s) appear(s) herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or on behalf of a corporation or other business entity, please give full title as such.

Signature (PLEASE SIGN WITHIN BOX)				Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to
be Held on May 15, 2024: the Notice and Proxy Statement and Annual Report are available at
www.proxyvote.com.
For driving directions to the Annual Meeting, please see the "Notice of Internet Availability of Proxy
Materials - FAQs" posted on our website at www.travelers.com under "Investors".

V32084-P05560-Z86958-Z86959
THE TRAVELERS COMPANIES, INC. Proxy Solicited on Behalf of the Board of Directors of The Travelers Companies, Inc. for the Annual Meeting of Shareholders, May 15, 2024
The signer(s) hereby constitute(s) and appoint(s) Alan D. Schnitzer, Avrohom J. Kess, Wendy C. Skjerven and
Peter Schwartz, and each of them, the signer(s) true and lawful agents and proxies, with full power of substitution in each, to represent the signer(s) at the Annual Meeting of Shareholders of The Travelers Companies, Inc. to be
held on May 15, 2024 at 9:00 a.m. (Eastern Daylight Time) and at any adjournments or postponements thereof, and to vote as specified on this proxy all shares of stock of The Travelers Companies, Inc. held of record by the signer(s) at the close of business on March 18, 2024 as the signer(s) would be entitled to vote if personally present, on all matters properly coming before the Annual Meeting, including, but not limited to, the matters set forth on the reverse side of this proxy. The signer(s) hereby acknowledge(s) receipt of the Notice of Internet
Availability of Proxy Materials and/or Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual Meeting and any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed on the reverse side. If this proxy is signed but no direction is given, this proxy will be voted FOR the election of each of the director nominees listed on the reverse side, FOR Proposals 2 and 3, and AGAINST Proposals 4 through 7. It will be voted in the discretion of the proxies upon such other matters as may properly come before the
Annual Meeting.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE